As  Filed  With  The  Securities  And  Exchange  Commission  on  May  1,  2002

                                                             File Nos. 333-13185
                                                                        811-7839

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-1A

REGISTRATION  STATEMENT  UNDER  THE  SECURITIES  ACT  OF  1933                X

   Pre-Effective  Amendment  No.

   Post-Effective  Amendment  No. 20

and/or

     REGISTRATION  STATEMENT  UNDER  THE  INVESTMENT  COMPANY  ACT  OF  1940  X

     Amendment  No. 21


                               CONSECO FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                        11825 North Pennsylvania Street
                              Carmel, Indiana 46032
              (Address of Principal Executive Offices) (Zip Code)

                                 (317) 817-6300
              (Registrant's Telephone Number, including Area Code)

                            WILLIAM P. KOVACS, Esq.
                               Conseco Fund Group
                        11825 North Pennsylvania Street
                              Carmel, Indiana 46032
               (Name and Address of Agent for Service of Process)

                                   Copies to:
                              Donald W. Smith, Esq.
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                                  Second Floor
                          Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate  Date  of  Proposed  Public  Offering:  Continuous

         It  is  proposed  that  this  filing  will  become  effective:

[     X     ]     Immediately  upon  filing  pursuant  to  Rule  485(b)
[           ]     On                         pursuant  to  Rule  485(b)
[           ]     60  days  after  filing    pursuant  to  Rule  485(a)(1)
[           ]     On   __________________    pursuant  to  Rule  485(a)(1)
[           ]     75  days  after  filing    pursuant  to  Rule  485(a)(2)
[           ]     On  _________________      pursuant  to  Rule  485(a)(2)


                               CONSECO FUND GROUP
                        Conseco Science & Technology Fund
                                 Conseco 20 Fund
                               Conseco Equity Fund
                             Conseco Large-Cap Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund
                            Conseco Money Market Fund

Contents  of  Registration  Statement

This  Registration  Statement  consists  of  the following papers and documents:

     o  Cover  Sheet

Contents  of  Registration  Statement:

     o  Part A      Prospectus, Class A , B, C and Y
                    Prospectus,  Conseco  Money  Market  Fund,  Class  Y

     o  Part  B  -  Statement  of  Additional  Information,  Class A, B, C and Y
                    Statement  of  Additional  Information,  Class  Y

     o  Part  C     Other  Information

     o  Signature  Pages

     o  Exhibits

                                     PART A

                                  May 1, 2002

                                   Prospectus
                           Class A, B, C and Y Shares

                                          As with any mutual fund, the
                              Securities and Exchange Commission (SEC)
                   has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete.
             Any representation to the contrary is a criminal offense.
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
TABLE OF CONTENTS
THE CONSECO FUND GROUP'S APPROACH TO
MANAGING YOUR MUTUAL FUND INVESTMENT
THE FUNDS
     Conseco Science & Technology Fund
     Conseco 20 Fund
     Conseco Equity Fund
     Conseco Large-Cap Fund
     Conseco Balanced Fund
     Conseco Convertible Securities Fund
     Conseco High Yield Fund
     Conseco Fixed Income Fund
PRIMARY RISK CONSIDERATIONS
FEES AND EXPENSES
EXPENSE EXAMPLES
MANAGEMENT OF THE FUNDS
     Adviser and Sub-advisers
     Advisory Fees
     Portfolio Managers of the Conseco Fund Group
     Administrative Services
     Determining Share Price
MANAGING YOUR CONSECO FUND GROUP ACCOUNT
     Essential Information
     Choosing the Right Shares for Your Needs
     Share Class Sales Charges
     Three Convenient Ways to Open Your Conseco Fund Group Account Important Information about Buying Conseco Fund Group Shares Important Information about Selling Conseco Fund Group Shares Special Shareholder Services
     Dividends and Distributions
     Tax Considerations
     Distribution and Service Plans
FINANCIAL HIGHLIGHTS

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
SIDEBAR Matching Expectations and Risk

As you review the investment objectives of the Conseco Fund Group mutual funds and others, you should bear in mind that a single mutual fund can't have it all. Pursuing high total investment return or high investment income normally means investing in riskier stocks and bonds. Investing in safer securities normally means sacrificing a portion of the upside potential.

The  Conseco  Fund  Group's  Approach  to  Managing  Your Mutual Fund Investment

Conseco Capital Management

Conseco Capital Management, Inc. ("CCM" or "Adviser"), is the Investment Adviser for all of the Conseco Fund Group funds. It directly manages all Conseco fixed-income funds, and selects and supervises sub-advisers for the Conseco equity funds. CCM also directly manages or supervises the sub-advisers for the investments of other affiliated mutual funds. As of December 31, 2001, CCM managed $31 billion.

CCM's fixed-income analysts emphasize fundamental investment research in making their investment decisions. They examine the total financial resources of the issuer of any security they might consider buying. They seek to learn if the issuer, whether a business or a government entity, has the resources to support its spending plans and meet its obligations in good economic times and bad.

In considering securities issued by a business, CCM's fixed-income analysts take the "big picture" into account. They inquire into the state of the industry the business is competing in, whether it is growing or declining. They look at the business's position in the industry and whether or not its market share is growing. They consider the quality of the goods or services it provides and its ability to innovate. They get to know its management.

This intensive fundamental research guides our fixed-income funds in buying and selling securities. Because of CCM's active management style, our fixed-income funds generally have a higher portfolio turnover rate than other funds, which means that our funds may have higher taxable distributions and increased trading costs that may affect performance.

With respect to the equity funds, CCM also conducts extensive research on the abilities and performance of other money management firms. This research enables CCM to identify appropriate sub-advisers for our equity funds. After a sub-adviser is selected, CCM continuously supervises and monitors its performance and recommends to the Funds' Board of Trustees (the "Board") which sub-advisers should be retained or released.

Each fund has the ability to change itsinvestment objective without shareholder approval, although no Fund currently intends to do so.

Any mutual fund investment is subject to risk and may decline in value. You could lose part or even all of the money invested in the fund.
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

SIDEBAR In Plain English: Defining terms

By law, every mutual fund must state its investment objective -- the goal of its investment strategy. In this section we define the objective in everyday language for each of our Funds.

(a) Investing consistent with the preservation of capital means the safety of the money invested in the fund is a primary consideration. The Adviser will not place the money in stocks or bonds that it feels have a likelihood of loss compared to other investments it might consider, even though they also have a strong likelihood of outstanding gains. This equation carries too much risk.

(b) Prudent investment risk means that the Adviser will seek investments that it believes offer a good prospect of gain compared to the possibility of loss. The upside may not be as great in these cases as in more speculative situations, but the possibility of loss is correspondingly less.

(c) Total investment return equals the interest paid on a bond investment -- or the dividends, if any, paid on a stock investment -- plus any increase (or minus any decrease) in its price during the period that an investor owns the security.

(d) Capital appreciation is any increase in the price of an investment during the time an investor owns it. From 1929 to the present, stocks have enjoyed greater capital appreciation than bonds overall and over most, but not all, intervals of five years or more.

(e) Income has a very specific meaning when applied to investing. It is the dividends earned from an investment in stocks or the interest earned from an investment in bonds. Bond issuers must stipulate the amount of interest they will pay and when they will pay it. Most stocks don't state the amount of dividends they'll pay out, and companies only pay dividends after they've paid the bond interest they owe. Moreover, the amount of interest earned on a bond investment is usually more than the amount of dividends paid out in a comparable investment in stocks.

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
CONSECO SCIENCE & TECHNOLOGY FUND

     The Conseco Science & Technology Fund invests in companies that theSub-Adviser believes are positioned to take advantage of scientific or technological advances to power earnings growth. "Special situations" might include a new process or product, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply or demand for a particular security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

SUB-ADVISER'S STRATEGY


The Fund will invest at least 80% of its assets in companies that the Sub-Adviser believes are positioned to take advantage of scientific or technological advances to power earnings growth.


Oak Associates, ltd, ("Oak") is the Fund's sub-adviser. Oak is a growth manager seeking to maximize returns by investing in common stocks that it believes have strong potential to benefit from technology. The Fund is non-diversified - it is not limited by the percentage of assets it may invest in any one issuer. The success or failure of one issuer will cause the Fund to fluctuate more than it would a diversified fund.

The Fund invests in companies that rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements. Oak generally does not base stock selections on a company's size, but rather on assessment of a company's fundamental prospects for growth. As a result, the Fund may own stocks of smaller capitalization companies. Oak buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum.

Relying  on  readily  available  information  from  financial  publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at attractive prices. Value is seen in both relative and absolute terms. Stock selections  may  be  influenced  by:

*    Growth  rate/price  earnings  comparison

*    P/E  ratios  versus  historical  and  current  levels

*    Contrarian  considerations

A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

The Fund may also invest from time to time in any or all of the following securities in addition to common stocks:

* Preferred stock (which generally does not have voting rights but does have a stated dividend payment)

* Convertible securities (bonds, debentures, notes or preferred stock that can be converted into common stock)

* Warrants (contracts allowing purchase of a specific amount of common stock at a specific price)

*    Bonds  and  other  fixed-income  securities

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash, money market instruments and SPDRs.* This could help the Fund avoid losses but may mean lost opportunities.

*SPDRs - pronounced "spiders," an acronym for Standard & Poor's Depository Receipts - are shares in a unit investment trust (UIT) that trades on the American Stock Exchange. The UIT holds stocks selected to track the Standard & Poor's Composite 500 stock Index, a widely used benchmark that tracks the performance of 500 of the most widely held U.S. common stocks.

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
PRIMARY RISKS


Non-diversification risk

Market risk

Small Company Risk

Liquidity and Valuation Risks

Science & Technology Market Risk

See Primary Risk Considerations at page __ for a detailed discussion of the Fund's risks.

HOW HAS THE FUND PERFORMED?

     The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied since its inception on July 1, 2000. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/01)-- Class A*
--------------------------------------------------
   -30.60%                                 -56.63%
--------------------------------------------------
   2000**                                     2001
--------------------------------------------------
Best Quarter                4Q01            54.36%
Worst Quarter               3Q01           -50.51%

*Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

** For period from Inception (July 1, 2000) through Dec. 31, 2000 (not annualized).

Average Annual Total Return
(as of 12/31/01)
                                One  Year      Since  inception
Class A Return Before Taxes
(inception 7/1/00)*            -59.12%                -56.79%

Class A Return After Taxes
On Distributions               -59.10%                -56.79%

Class A Return After Taxes
On Distributions and Sale
Of Fund Shares                 -35.99%                -43.27%

Standard & Poor's
500 Index
(since 7/1/00)                 -11.88%                -13.50%

NASDAQ 100
Index
(since 7/1/00)                 -32.65%                -44.00%

Class B Return Before Taxes
(inception 7/1/00)*            -59.15%                -56.55%

Class C Return Before Taxes
(inception 7/1/00)*            -57.22%                -55.25%

Class Y Return Before Taxes
(inception 7/1/00)*            -56.47%                -54.85%

* Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax- returns are shown for Class A only and after-tax returns for Class B and C will vary.


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
CONSECO 20 FUND

     The Conseco 20 Fund focuses on the stocks that the Sub-Adviser believes offer the strongest investment growth potential.

In plain English: defining terms

CAPITAL APPRECIATION is any increase in the price of an investment during the time an investor owns it. From 1929 to the present, stocks have enjoyed greater capital appreciation than bonds overall and over most, but not all, intervals of five years or more.

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation
..
SUB-ADVISER'S STRATEGY

Oak Associates, ltd, ("Oak") is the Fund's sub-adviser. Oak is a growth manager seeking to maximize returns over a market cycle through investments in the sub-adviser's "best ideas." The Fund is nondiversified - it is not limited by the percentage of assets it may invest in any one issuer.

Oak starts by establishing a global economic outlook, with a particular focus on interest rate anticipation, then concentrates on investments in specific industries. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at attractive prices. The Fund strives to be fully invested in 15 to 25 stocks. Value is seen in both relative and absolute terms. Stock selections may be influenced by:

*  Growth rate/price earnings comparison

*  P/E ratios versus historical and current levels

*  Contrarian considerations

A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.
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
The Fund may also invest in any or all of the following securities in addition to common stocks:

* Preferred stock (which generally does not have voting rights but does have a stated dividend payment)

* Convertible securities (bonds, debentures, notes or preferred stock that can be converted into common stock)

* Warrants (contracts allowing purchase of a specific amount of common stock at a specific price)

*    Bonds  and  other  fixed-income  securities

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and investment without limitation in cash, money market instruments, short-term debt securities or SPDRs. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY RISKS


Non-diversification risk


Market risk

Small company risk

Liquidity and valuation risk

Foreign risk

See Primary Risk Considerations at page __ a detailed discussion of the Fund's risks.


HOW HAS THE FUND PERFORMED?

     The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance(before and after taxes) is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/01)-- Class A*
--------------- ----------- ------------------   ---
    28.00%        70.40%      -25.67%        -47.96%
--------------- ----------- ------------------------
     1998          1999         2000            2001
--------------- ----------- ------------------------

Best Quarter                4Q99              35.25%
Worst Quarter               4Q00             -43.04%

    *Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.
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
AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/01)
                              One year         Three Years    Since inception

Class A return Before Taxes*
(inception 1/2/98)*           -50.96%           -14.63%                -5.54%

Class A Return After Taxes
on Distributions              -50.96%           -17.71%                -8.10%

Class A Return After Taxes on
Distributions and Sale of Fund
Shares                        -31.04%           -11.67%                -4.67%

Standard & Poor's
500 Index
(since 1/2/98)                -11.88%            -1.02%                -5.67%

Standard & Poor's
Midcap 400 Index
(since 1/2/98)                 -0.58%            10.24%                12.40%

Class B Return Before Taxex
(inception 2/18/98)*          -50.76%           -13.30%                -8.07%

Class C Return Before Taxes
(inception 3/10/98)*          -48.61%           -13.30%                -8.83%

Class Y Return Before Taxes
(inception 4/6/98)*           -47.61%           -12.41%                -9.43%


* Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax- returns are shown for Class A only and after-tax returns for Class B and C will vary.

CONSECO EQUITY FUND

The Conseco Equity Fund offers an opportunity to participate in the growth of a variety of corporations by investing in common stocks.

In plain English: defining terms

PRUDENT LEVEL OF RISK means that the Adviser will seek investments that it believes offer a good prospect of gain compared to the possibility of loss. The upside may not be as great in these cases as in more speculative situations, but the possibility of loss is correspondingly less.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high total return, consistent with preservation of capital and a prudent level of risk.

SUB- ADVISER'S STRATEGY

The Fund will invest at least 80% of its assets in U.S. Common Stocks. It may also invest in other U.S. and foreign securities including:

* Preferred stocks (which generally does not have voting rights but does have a stated dividend payment)

* Convertible securities that may be exchanged for common stock at a prestated price

* Warrants that entitle the owner to purchase a set amount of common stock at a prestated price
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

Normally, the Fund will be widely diversified by industry and company. It may invest in small-, medium- and large-size companies. Small- and medium-size companies may be start-ups or better-established firms in the early phases of their growth or established firms poised for new growth. While they have the potential for attractive long-term returns, their stock may involve greater risk and more volatility than that of larger companies with a stronger competitive advantage.

Chicago Equity Partners, LLC ("CEP") is the Fund's sub-adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. This model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. The sub-adviser seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies overvalued and undervalued securities within industry sectors.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and investment without limitation in cash, money market instruments or SPDRs. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY RISKS

Market risk

Liquidity and valuation risk

Small company risk

See Primary Risk Considerations at page __ for a detailed discussion of the Fund's risks.

HOW HAS THE FUND PERFORMED?

     The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future
..
YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/01)-- Class A*
-------------- ----------- ----------- -------------------
   22.90%        16.11%      56.21%      4.97%     -10.93%
-------------- ----------- ----------- -------------------
    1997          1998        1999        2000        2001
-------------- ----------- ----------- -------------------
-
Best Quarter                4Q99                    38.72%
Worst Quarter               3Q98                   -20.52%

*Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.
-----------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/01)
                            One year         Three Years      Since inception
Class A Return Before Taxes
(inception 1/2/97)*          -16.06%             11.33%               14.53%

Class A Returns Before Taxes
On Distributions             -16.05%              2.51%                7.93%

Class A Returns After Taxes
On Distributions and Sale of
Fund Shares                   -9.77%              5.14%                8.82%

Standard & Poor's
500 Index
(since 1/2/97)               -11.88%             -1.02%               10.70%

Standard & Poor's
Midcap 400 Index
(since 1/2/97)               -0.58%             10.24%                16.11%

Class B Return Before Taxes
(inception 1/28/98)*         -15.73%             12.52%               13.47%

Class C Return Before Taxes
(inception 2/19/98)*         -12.08%             13.19%               12.03%

Class Y Return Before Taxes
(inception 1/2/97)*          -10.38%             14.20%               16.53%

* Class A and Class C share performance reflects the deduction of each class's maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax- returns are shown for Class A only and after-tax returns for Class B and C will vary.

CONSECO LARGE-CAP FUND

The  Conseco  Large-Cap Fund invests in larger, well-established companies.

In plain English:  defining terms

*SPDRs - pronounced "spiders," an acronym for Standard & Poor's Depository Receipts - are shares in a unit investment trust (UIT) that trades on the American Stock Exchange. The UIT holds stocks selected to track the Standard & Poor's composite 500-stock Index, a widely used benchmark that tracks the performance of 500 of the most widely held U.S. common stocks.

INVESTMENT OBJECTIVE

The Fund seeks long-term CAPITAL APPRECIATION.

SUB-ADVISER'S STRATEGY

The Fund will invest at least 80% of its assets in a diversified selection of U.S. large-sized companies with market capitalization in excess of $5 billion. The Fund primarily invests in U.S. Common Stocks but may also invest in other U.S. and foreign securities, including:

* Preferred Stocks (which generally does not have voting rights but does have a stated dividend payment)

-----------------------------------------------

* Convertible securities that may be exchanged for common stock at a prestated price

* Warrants that entitle the owner to purchase a set amount of common stock at a prestated price

Chicago Equity Partners, LLC ("CEP") is the Fund's sub-adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities, which includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. The sub-adviser seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies undervalued and overvalued securities within industry sectors.

For defensive purposes or pending investment of money received for shares purchase, the Fund may temporarily depart from its investment objectives and invest without limitation in cash, money market instruments and SPDRs.* This could help the Fund avoid losses but may mean lost opportunities.


PRIMARY RISKS

Market Risk

Growth Stock Risk

See Primary Risk Considerations at page __ for a detailed discussion of the Fund's risks.

-----------------------------------------------

HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied since its inception on July 1, 2000. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/01)-- Class A*

                                     -15.70%               -21.71%
                                      2000**                  2001

Best Quarter                           4Q01                 13.21%
Worst Quarter                          4Q00                -22.23%

*Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

** For period from Inception (July 1, 2000) through Dec. 31, 2001 (not annualized).

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/01)
                                One Year           Since inception
Class A Return Before Taxes
(inception 7/1/00)*             -26.21%                     -27.11%

Class A Return After Taxes
On Distributions                -26.17%                     -27.11%

Class A return After Taxes
On Distributions and Sales
Of Fund Shares                  -15.94%                     -21.32%

Standard & Poor's
500 Index
(since 7/1/00)                  -11.88%                     -13.50%

Russell 1000 Index
(since 7/1/00)                  -12.45%                     -13.75%

Class B Return Before Taxes
(inception 7/1/00)*             -26.01%                     -26.58%

Class C Return Before Taxes
(inception 7/1/00)*             -22.87%                     -24.48%

Class Y Return Before Taxes
(inception 7/1/00)*             -21.30%                     -23.79%

* Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax- returns are shown for Class A only and after-tax returns for Class B and C will vary.

-----------------------------------------------

CONSECO BALANCED FUND

The Conseco Balanced Fund offers investors both the higher growth potential of stocks and the higher income potential of bonds.

In plain English: defining terms

TOTAL INVESTMENT RETURN equals the interest paid on a bond investment -- or the dividends, if any, paid on a stock investment -- plus any increase (or minus any ndecrease) in its price during the period that an investor owns the security.

INVESTMENT OBJECTIVE

The Fund seeks high total investment return, consistent with the preservation Of capital and prudent investment risk.

Normally, the Fund invests approximately 50%-65% of its assets in stocks and other equity securities. It invests the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents (which are investments, such as bank certificates of deposit and money market funds, that the fund can readily sell for cash at their face value).

This balance may change:

    o The Adviser may invest more than 65% of the Fund's assets in stocks if it considers conditions in the stock market to be more favorable than those in the bond market.

    o If the Adviser considers conditions in the bond market to be more favorable than those in the stock market, it may invest more than 25% of the Fund's assets in fixed-income securities.

THE SUB-ADVISER'S STRATEGY FOR THE EQUITY PORTION OF THE FUND

The equity portion of the Fund primarily invests in U.S. common stocks but may also invest in other U.S. and foreign securities, including:

*Preferred stocks (which generally does not have voting rights but does have a stated dividend payment)

*Convertible securities that may be exchanged for common stock at a prestated price

*Warrants that entitle the owner to purchase a set amount of common stock at a prestated price

Normally, the Fund will be widely diversified by industry and company. It may invest in small-, medium-, and large-size companies. Small- and medium-size companies may be start-ups, better-established firms in the early phases of their growth or established firms poised for new growth. While they have the potential for attractive long-term returns, their stock may involve greater risk and more volatility than that of larger companies with a stronger competitive advantage.

Chicago Equity Partners, LLC ("CEP") is the Fund's sub-adviser for the equity portion of the Fund. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. This model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. The sub-adviser seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies overvalued and undervalued securities within industry sectors.

-----------------------------------------------

THE ADVISER'S STRATEGY FOR THE FIXED INCOME PORTION OF THE FUND

Conseco Capital Management, Inc. ("CCM") is the Adviser and manager of the fixed-income portion of the Conseco Balanced Fund.

Normally, the Fund maintains at least 25% of its assets in a wide range of domestic and foreign fixed-income securities, such as bonds, including securities not based on the U.S. dollar. The majority of foreign investments may be in Yankee bonds (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). Incorporating fundamental, "bottom-up" credit and market analysis, the Adviser invests primarily in bonds with 7- to 30-year maturities.

The Fund may also invest up to 25% of its total assets in below-investment-grade securities (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's), which the Adviser believes do not involve undue risk to income or principal. In general,however, these types of securities are issued by companies without long track records of sales and earnings, or by those companies with questionable credit histories. The lowest credit-rating categories in which the Fund invests are Caa/CCC (by Moody's/Standard & Poor's).

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and investment without limitation in cash, money market instruments or SPDRs. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY RISKS

Market risk

Credit risk

Interest rate risk

Foreign risk

Leverage risk

See Primary Risk Considerations at page 1 for a detailed discussion of the Fund's risks.

HOW HAS THE FUND PERFORMED?

     The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of broad measures of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

-----------------------------------------------

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/01)-- Class A*

-------------- ----------- ----------- ------------------
   17.19%        12.45%      29.44%      7.29%     -6.37%
-------------- ----------- ----------- ------------------
    1997          1998        1999        2000       2001
-------------- ----------- ----------- ------------------

Best Quarter                4Q99          19.67%
Worst Quarter               3Q98         -11.71%

*Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN

(as of 12/31/01)
                            One year         Three Years      Since inception

Class A Return Before Taxes
(inception 1/2/97)*         -11.78%            7.05%             10.09%

Class A Return After Taxes
On Distribution             -12.60%            1.82%              5.83%

Class A Return After Taxes
On Distributions and Sale
of Fund Shares               -7.18%            3.19%              6.13%

Lehman Bros. Aggregate
Bond Index
(since 1/2/97)                8.42%             6.27%             7.42%

Standard & Poor's
Midcap 400 Index
(since 1/2/97)               -0.58%            10.24%            16.11%

Class B Return Before Taxes
(inception 2/10/98)*        -11.36%             7.92%             7.87%

Class C Return Before Taxes
(inception 2/13/98)*         -7.68%             8.67%             8.28%

Class Y Return Before Taxes
(inception 1/2/97)*          -5.83%             9.74%            11.97%

* Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y share are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

CONSECO CONVERTIBLE SECURITIES FUND

The Conseco Convertible Securities Fund enables investors to pursue the benefits of income and capital appreciation by investing in bonds and other securities that are convertible into common stock.

SIDEBAR Two investments in one

Convertible securities are bonds, debentures, notes or preferred stocks that an owner can exchange for common stock at a prearranged price. This exchange feature gives "convertibles" the characteristics of both a bond and a stock. When stock prices are rising, convertible securities prices tend to rise, too.

Yet when the opposite holds true, convertible prices tend to fall less than stock prices. Why? Because convertibles have a fixed-income component - interest payments on convertible bonds and preferred dividends on convertible preferred stock -- that keeps paying income so long as the issuing company remains financially strong.

That fixed-income component can hold a convertible back as well as prop it up, of course. If the market fears that the issuing company's ability to meet its obligations is declining, the price of its convertible securities generally will suffer, no matter what is happening in the stock market.

-----------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks high total return through a combination of current income and capital appreciation by investing primarily in convertible securities.

ADVISER'S STRATEGY

The Fund will invest at least 80% of it's assets in convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price. Convertible securities are often of lower quality than other types of investments. At any given time, over 50% of the Fund's assets may be invested in below-investment-grade (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's) securities.

Adhering to strict discipline on when to buy and sell securities, the Adviser seeks high total return by:

o  Purchasing  securities  it  believes  are  priced  below  their  true value

o  Selling  securities  it  believes  are  priced  at or above their true value

To select securities, the Adviser evaluates security issuers and the securities themselves through independent, "bottom-up" fundamental credit and market analysis.

Besides  convertible  securities,  the  Fund  may  invest  in:

o Common stock (which has no stated dividend payment and gives the shareholder the right to vote on corporate policy) and other equity securities

o Convertible securities with conversion features that do not depend on the market price of the issuer's common stock

o    Stocks and bonds of foreign issuers, including issuers in emerging markets

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and investment without limitation in cash, money market instruments, preferred stocks, or investment grade debt securities. This could help the Fund avoid losses but may mean lost opportunities.


-----------------------------------------------

PRIMARY RISKS

Market risk

Interest rate risk

Credit risk

Foreign risk, including developing market risk

Restricted securities risk

Leverage risk

See Primary Risk Considerations at page __ for a detailed discussion of the Fund's risks.


                             SIDEBAR HOW BONDS RATE

Safer        TREASURY: Bonds issued directly by the U.S. Treasury          Lower Interest Rate
             are investment grade and carry only the credit risk of
             the U.S. government.

             OTHER U.S. AGENCIES: Bonds issued by U.S.
             government-backed entities.

             INVESTMENT GRADE: Bonds of domestic and foreign companies that have adequate finances to cover their debts and strong credit records.

             BELOW INVESTMENT GRADE: Bonds of companies that are
             less able to cover their debts than issuers of               Higher Interest Rate
Riskier      investment-grade securities.


HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the Fund's performance. The chart shows how the performance of the Fund's Class A shares varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember  that  the  Fund's  past  performance  (before  and after taxes) is not necessarily  an  indication  of  how  it  will  perform  in  the  future.
-----------------------------------------------

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/01)-- Class A*
--------------- ----------- -------------------------
    11.04%        40.12%      -3.56%          -11.27%
--------------- ----------- -------------------------
    1998**         1999        2000              2001
--------------- ----------- -------------------------

Best Quarter                4Q99          18.24%
Worst Quarter               3Q01         -12.87%

*Class A total return is shown without the applicable sales load. If the sales load was included, total return would have been lower.

**For period from inception (Sept. 28, 1998) through Dec. 31, 1998 (not annualized).

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/01)
                           One year       Three Years        Since inception

Class A Return Before Taxes
(inception 9/28/98)*       -16.37%           4.17%                     7.22%

Class A Return After Taxes
On Distributions           -18.31%           0.98%                     4.08%

Class A Return After Taxes
On Distributions and Sale
Of Fund Shares              -9.23%           2.32%                     4.79%

Merrill Lynch Broad
Convertible Index
(since 9/28/98)             -3.93%           6.98%                     9.83%

Class B return Before Taxes
(inception 9/28/98)*       -15.84%           4.89%                     7.87%

Class C Return Before Taxes
(inception 9/28/98)*       -12.54%           5.74%                     8.67%

Class Y Return Before Taxes
(inception 9/28/98)*       -10.87%           6.79%                     9.74%

* Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns fdo Class B and C will vary.

CONSECO HIGH YIELD FUND

The Conseco High Yield Fund offers investors the potential to receive a higher level of income than they could normally earn from investment-grade debt securities. This Fund should be considered only by investors who can tolerate a greater degree of share price volatility.

In plain English: defining terms

INCOME has very specific meaning when applied to investing. It is the dividends earned from an investment in stocks or the interest earned from an investment in bonds. Bond issuers must stipulate the amount of interest they will pay and when they will pay it. Most stocks don't state the amount of dividends they'll pay out, and companies only pay dividends after they've paid the bond interest they owe. Moreover, the amount of interest earned on a bond investment is usually more than the amount of dividends paid out in a comparable investment in stocks.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income with a secondary objective of capital appreciation.

ADVISER'S STRATEGY

The Fund will invest at least 80% of it's assets in below-investment-grade bonds (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's).

Adhering to strict discipline on when to buy and sell securities, the Adviser seeks to achieve the Fund's objectives by:

o  Purchasing  securities  it  believes  are  priced  below  their  true  value

o  Selling  securities  it  believes  are  priced  at  or above their true value

-----------------------------------------------

To select securities, the Adviser evaluates security issuers and the securities themselves through independent, "bottom-up" fundamental credit and market analysis.

The Fund may invest in:

o Corporate debt securities and preferred stock (stock that has a stated dividend payment)

o Zero-coupon bonds and other deferred-interest securities that do not pay periodic interest. Such securities typically sell at a deep discount to the price printed on the bond's face. At maturity, investors receive the purchase price and the accumulated interest.

o Mortgage-backed debt securities (investments that pay bondholders from the principal and interest received from residential mortgages)

o Asset-backed debt securities (investments that pay bondholders from the principal and interest of the debt owed to banks, credit card companies and other lenders)

o Convertible securities (bonds, debentures, notes or preferred stock), that the owners can exchange for common stock at a PRESTATED price

o Restricted securities (securities not registered with the SEC). Though they may be hard to sell, CCM primarily buys restricted securities that in their opinion will be easy to sell

o Taxable municipal securities issued by state and local governments (interest on municipal bonds is often exempt from federal income tax; the fund invests in bonds that are typically not tax exempt)

The Fund may also invest in:

o Cash or cash equivalents, such as certificates of deposit and money market funds

o Money market instruments, such as bankers' acceptances, commercial paper and repurchase agreements, which are easy to sell on the open market and are considered safe investments

o Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank ("Freddie Mac") and the Student Loan Marketing Association ("Sallie Mae").

-----------------------------------------------

o Common stock (which has no stated dividend payment but, unlike preferred stock, gives the shareholder the right to vote on corporate policy) and other equity securities

o    Stocks and bonds of foreign issuers, including issuers in emerging markets

For defensive purposes and pending investment of money received for share purchases, the fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments. This could help the fund avoid losses but may mean lost opportunities.

PRIMARY RISKS

Credit risk

Interest rate risk

Market risk

Prepayment risk

Restricted securities risk

Foreign risk, including developing market risk

See Primary Risk Considerations at page __ for a detailed discussion of the Fund's risks.

                             SIDEBAR HOW BONDS RATE
Safer         TREASURY: Bonds issued directly by the U.S. Treasury         Lower Interest Rate
              are investment grade and carry only the credit risk of
              the U.S. government.

              OTHER U.S. AGENCIES: Bonds issued by U.S.
              government-backed entities.

              INVESTMENT GRADE: Bonds of domestic and foreign companies that have adequate finances to cover their debts and strong credit records.

              BELOW INVESTMENT GRADE: Bonds of companies that are
              less able to cover their debts than issuers of              Higher Interest Rate
Riskier       investment-grade securities.

SIDEBAR: MAKING THE (INVESTMENT) GRADE

A number of independent rating services assess a bond's creditworthiness and its issuer's financial strength according to objective statistical measures. Two of the most widely known are Moody's Investors Service and Standard & Poor's Corp.

-----------------------------------------------

The chart below shows how their investment-grade and below-investment-grade ratings stack up:

                           ------------------------- ------------------------
                                   MOODY'S              STANDARD & POOR'S
-------------------------- ------------------------- ------------------------
                                     Aaa                       AAA
Investment grade                                                AA
                                      Aa                        A
                                      A                        BBB
                                     Baa
-------------------------- ------------------------- ------------------------

                                      Ba                        BB

Below investment grade                                          B
                                      B                        CCC
                                     Caa                        CC
                                      Ca                        C
                                      C
-------------------------- ------------------------- ------------------------

HOW HAS THE FUND PERFORMED?

     The chart and table below give an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/01)-- Class A*

--------------- ----------- --------------------------
    6.56%         9.03%       -10.74%            4.78%
--------------- ----------- --------------------------
     1998          1999         2000              2001
--------------- ----------- ------------- ------------

*Class A total return is shown without the applicable sales load. If the sales load were included, total return would have been lower.

Best Quarter                1Q98          8.17%

Worst Quarter               4Q00         -7.11%


-----------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/01)
                         One year          Three Year       Since inception

Class A Return Before Taxes
(inception 1/2/98)       -1.24%             -1.31%                    0.60%

Class A Return After Taxes
On Distributions         -5.09%             -4.79%                   -2.68%

Merrill Lynch High
Yield Index+
(since 1/2/98)            6.20%              1.25%                    1.85%

Merrill Lynch High
Yield Master II Index
(since 1/2/98)            4.49%              0.54%                    1.14%

Class B Return Before Taxes
(inception 2/19/98)*     -0.55%             -0.67%                   -0.20%

Class C Return Before Taxes
(inception 2/19/98)*      3.24%              0.15%                    0.34%

Class Y Return Before Taxes
(inception 3/1/98)*       5.15%              1.19%                    1.28%

* Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and any differ from those show, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

     On January 1, 2002, the benchmark for the Conseco High Yield Fund was changed to the Merrill Lynch High Yield Master II Index from the Merrill Lynch High Yield Master I Index. The Conseco High Yield Fund actively invests in, and currently holds, discount notes and preferred securities. The benchmark change was made because the Merrill Lynch High Yield Master I Index does not include discount notes nor preferred securities while theMerrill Lynch High Yield Master II Index includes these securities.



-----------------------------------------------

CONSECO FIXED INCOME FUND

     The Conseco Fixed Income Fund offers investors a strong complement to traditional investment vehicles like certificates of deposits (CDs) or money market funds. The Fund may provide a way to earn income from a portfolio of bonds and other fixed-income securities. Unlike traditional savings accounts, the principal value of an investment in the Fund will fluctuate. The Fund is not insured by the Federal Deposit Insurance Corporation.

In plain English:  defining terms

     Investing consistent with the PRESERVATION OF THE CAPITAL INVESTMENT means the safety of the money invested in the Fund is a primary consideration. The Adviser will not place the money in stocks or bonds that it feels have a likelihood of loss compared to other investments it might consider even though they also have a strong likelihood of outstanding gains. The equation carries too much risk.

INVESTMENT OBJECTIVE

The Fund seeks to provide the highest level of income as is consistent with the preservation of the capital investment
..
ADVISER'S STRATEGY

The Fund will invest at least 80% of its assets in investment-grade securities.

CCM, the Adviser, actively manages the portfolio to generate income, reduce Risk and preserve or enhance total return.

Adhering to strict guidelines on when to buy and sell securities, the Adviser seeks to achieve the Fund's objective by:

     o  Purchasing securities  it  believes  are  priced below their true value

     o  Selling securities  it believes are priced at or above their true value

To select securities, the Adviser evaluates security issuers and the securities themselves through independent, "bottom-up" fundamental credit and market analysis. The Fund may invest in debt securities issued by:

     o  Public  and  private  U.S.  companies

     o Foreign companies (the Fund makes these investments primarily in the form of Yankee bonds -- bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations)

     o The U.S. government and its agencies, such as the Federal Home Loan Bank ("Freddie Mac") and the Student Loan Marketing Association ("Sallie Mae")

     o State and local governments issuing taxable municipal securities (interest on municipal bonds is often exempt from federal income tax; the Fund typically invests in bonds that are not tax exempt)

     o  Foreign  governments, their  agencies  and  instrumentalities

The Fund may also invest in:

     o Mortgage-backed debt securities (investments that pay bondholders from the principal and interest received from residential mortgages)

     o Asset-backed debt securities (bonds or similar investments that pay bondholders from the principal and interest on debt owed to banks, credit card companies and other lenders)

     o Restricted securities (securities not registered with the SEC). Though they may be hard to sell. CCM primarily buys restricted securities that in our opinion will be easy to sell

In addition, the Fund may invest up to 15% of its assets in:

o Common and preferred stock (common stock has no stated dividend payment but gives the shareholder the right to vote on corporate policy; preferred stock generally has no voting rights but does have a stated dividend payment)

     o Convertible securities (bonds, debentures, notes or preferred stock) that an owner has the option to exchange for common stock at a prestated price

     o Debt securities (bonds and similar investments) carrying warrants to purchase equity securities (contracts allowing purchase of a specific amount of common stock at a prestated price)

Up to 35% of Fund assets may be invested in below-investment-grade securities (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's), commonly known as high-yield or "junk" bonds, which tend to fluctuate in price to a greater extent than investment-grade debt securities.

While the Fund may purchase debt securities of any maturity (the date when issuers must repay the bond's principal), CCM anticipates that the average life of the portfolio (the maturities of all bonds in the portfolio averaged together) will range between 7 and 15 years. This average may, however, be shorter or longer depending on market conditions.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and investment without limitation in cash or money market instruments. This could help the Fund avoid losses but may mean lost opportunities.

PRIMARY RISKS

Credit risk

Interest rate risk

Market risk

Prepayment risk

Restricted securities risk

Municipal market risk

Foreign risk

See Principal Risk Considerations at page __ for a detailed discussion of the Fund's risks.

                             SIDEBAR HOW BONDS RATE

Safer         TREASURY: Bonds issued directly by the U.S. Treasury         Lower Interest Rate
              are investment grade and carry only the credit risk of
              the U.S. government.

              OTHER U.S. AGENCIES: Bonds issued by U.S.
              government-sponsored entities.

              INVESTMENT GRADE: Bonds of domestic and foreign companies that have adequate finances to cover their debts and strong credit records.

              BELOW INVESTMENT GRADE: Bonds of companies that are
              less able to cover their debts than issuers of               Higher Interest Rate
Riskier       investment-grade securities.

-----------------------------------------------

SIDEBAR: MAKING THE (INVESTMENT) GRADE

A number of independent rating services assess a bond's creditworthiness and its issuer's financial strength according to objective statistical measures. Two of the most widely known are Moody's Investors Service and Standard & Poor's Corp. The chart belo shows how their investment-grade and below-investment-grade ratings stack up:

                              --------------------- -------------------------
                                    MOODY'S            STANDARD & POOR'S
----------------------------- --------------------- -------------------------
Investment grade                      Aaa                     AAA
                                      AA                      Aa
                                      A                       BBB
                                      Baa
----------------------------- --------------------- -------------------------

Below investment grade                Ba                      BB
                                                              B
                                      B                       CCC
                                      Caa                     CC
                                      Ca                      C
                                      C
----------------------------- --------------------- -------------------------

HOW HAS THE FUND PERFORMED?

     The chart and table below give an indication of the Fund's risk and performance. The chart shows you how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURN
(as of 12/31/01)-- Class A    ---------- ----------- -----------
    8.66%         7.57%       -0.27%      10.30%           8.66%
-------------- ------------ ----------- ----------- ------------
    1997          1998         1999        2000             2001
-------------- ------------ ----------- ----------- ------------
*Class A total return is shown without the applicable sales load. If the sales load were included, total return would have been lower.

Best Quarter                1Q01          3.60%
Worst Quarter               2Q99         -1.32%

AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/01              One year         Three Year       Since inception

Class A Return Before Taxes
(inception 1/2/97)*           3.26%             4.32%              5.83%

Class A Return After Taxes
On Distributions              0.75%             1.81%              3.18%

Class A Return After Taxes
On Distributions and Sale
Of Fund Shares                1.95%             2.16%              3.31%

Lehman Bros.
Aggregate Bond Index
(since 1/2/97)                8.42%             6.27%              7.42%

Class B Return Before Taxes
(inception 3/20/98)*          3.16%             4.81%              5.17%

Class C Return Before Taxes
(inception 3/5/98)*           7.26%             5.73%              6.18%

Class Y Return Before Taxes
(inception 1/2/97)*           9.20%             6.74%              7.55%

* Class A and Class C share performance reflects the deduction of each class's respective maximum sales load. Class B share performance reflects the deduction of the maximum contingent-deferred sales load. Class Y shares are sold without a sales load.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and any differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

-----------------------------------------------

PRIMARY RISK CONSIDERATIONS

Any  mutual  fund  investment  is  subject to risk and may decline in value. YOU
COULD LOSE PART OR EVEN ALL OF THE MONEY YOU INVEST. The extent to which any Conseco Fund Group mutual fund faces the risks listed below depends on:

o Its investment objective

o Its ability to achieve its objective

o The markets in which it invests

o The investments it makes in those markets

o General economic conditions

Credit Risk

The issuer of a security, or one of the parties to a contract, may default or otherwise be unable to honor a financial obligation. Securities rated below investment grade are especially susceptible to this risk.

-----------------------------------------------

Foreign Risk

Investment gains in foreign securities may be subject to higher taxes, and foreign currencies may lose value relative to the U.S. dollar. That would reduce the value of both the gains and the investment itself for American investors. Changes in foreign countries' economic policies and their relations with the United States may also pose risks.

Developing Market Risk

Generally, the risks of foreign investing are greater in developing markets. Investors in developing markets face a greater likelihood of political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. They may also have to cope with changes in local governmental attitudes towards private investment, possibly leading to nationalization or confiscation of their assets.

Growth Stock Risk

Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. While the prices of any type of stock may rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks. The fund's performance may also suffer if certain stocks do not perform as the portfolio manager expected. To the extent that the portfolio manager sells stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Interest Rate Risk

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall, while a decline in interest rates may produce an increase in market value. Because of this risk, a fund that invests in fixed-income securities is subject to risk even if all the fixed-income securities in that fund's portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

Leverage Risk

Borrowing, or some derivative investments, such as forward commitment transactions, may multiply smaller market movements into large changes in value.
-----------------------------------------------

Liquidity and Valuation Risks

Securities that were liquid when purchased by a fund may become temporarily hard to value and difficult or impossible to sell, especially in declining markets.

Market  Risk

The market value of a fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Market Segment Risk

The risk that investments concentrated in one portion of the market (e.g., large capitalization stocks or short-term government bonds) will underperform the overall market.

Municipal Market Risk

Factors unique to the municipal bond market may negatively affect the value of the fund's investment in municipal bonds. These factors include political or legislative changes, uncertainties related to the tax status of the securities and the rights of investors in the securities. The fund may invest in a group of municipal obligations that are related in such a way that an economic, business or political development affecting one would also affect the others.

Non-diversification Risk

If a fund has most of its investments in a few securities, its performance will be more susceptible to factors adversely affecting the issuer than would a more diversified portfolio of securities.

Prepayment Risk

Issuers may prepay fixed-rate bonds when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates than the original bonds.

Restricted Securities Risk

A buyer for restricted securities may be difficult to come by and their selling price will be less than originally anticipated because they may only be sold in privately negotiated transactions.

Science & Technology Market Risk

Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to the stocks of these companies. In the science and technology market, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly.

-----------------------------------------------

Small- and Medium-Size Company Risk

Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of smaller-company stocks is normally lower than that of larger-company stocks. Short-term changes in the market for small-company stocks generally have a disproportionate effect on their price, tending to make them rise more in response to buying demand and fall more in response to selling pressure.

Value Stock Risk

The determination that a stock is undervalued is subjective; the market may not agree, and the stock price may rise to what the Adviser believes is its full value. The stock price may even decrease in value.

Volatility risk

The risk that performance will be affected by unanticipated events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

Euro Conversion Risk

The funds could be adversely affected by the conversion of European currencies into the Euro that began Jan. 1, 1999. This conversion will not be complete until July 1, 2002, and its full implementation may be delayed. Difficulties with the conversion and potential delays may significantly impact European capital markets and could increase volatility in world capital markets.

It is impossible to know whether the problems associated with Euro conversion, which could disrupt fund operations and investments if uncorrected, have been adequately addressed until the dates in question arrive.

Please note that there are other circumstances not described here which could adversely affect your investment and potentially prevent a fund from achieving its objectives.

----------------------------------------------

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the funds. These expenses are deducted from the funds' assets.

Shareholder Fees(fees paid directly from your investment)

                        CONSECO SCIENCE & TECHNOLOGY FUND
                                Shareholder Fees
                           ------------ ----------- ------------ -----------
                              CLASS A      CLASS B      CLASS C      CLASS Y
-------------------------- ------------ ----------- ------------ -----------

MAXIMUM UP-FRONT SALES
CHARGE ON PURCHASES            5.75%        None         1.00%          None
-------------------------- ------------ ----------- ------------ -----------

MAXIMUM DEFERRED
SALES CHARGE                    None        5.00%(a)     1.00%(b)       None

Annual operating expenses

                                 -------- ------------ ------------ -------
                              CLASS A      CLASS B      CLASS C      CLASS Y
------------------ --------------- ------------- -------------- ------------
MANAGEMENT AND
ADMINISTRATIVE                1.20%          1.20%          1.20%      1.20%
FEES
-------------------------------- ---------- ----------- ---------- ---------
PLUS DISTRIBUTION
(12B-1) FEES                  0.50%          1.00%          1.00%       None
------------------ --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES           0.48%          0.48%          0.48%      0.48%
-------- --------- --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND
OPERATING EXPENSES            2.18%          2.68%          2.68%      1.68%
------------------ -------------- ------------- ------------ ---------------
LESS FEE WAIVER AND/OR
EXPENSE REIMBURSEMENT(c)      0.43%          0.43%          0.43%      0.43%
------------------ --------------- ------------- -------------- ------------
EQUALS NET EXPENSES           1.75%          2.25%          2.25%      1.25%


--------------------------------CONSECO 20 FUND

Shareholder Fees(fees paid directly from your investment)
                           ------------ ----------- ------------ -----------
                             CLASS A       CLASS B        CLASS C    CLASS Y
-------------------------- ------------ ----------- ------------ -----------

MAXIMUM UP-FRONT SALES
CHARGE ON PURCHASES           5.75%           None         1.00%        None
-------------------------- ------------ ----------- ------------ -----------

MAXIMUM DEFERRED
SALES CHARGE                 None           5.00%(a)      1.00%(b)      None

                            Annual Operating Expenses

                   --------------- ------------- -------------- ------------
                      CLASS A        CLASS B        CLASS C          CLASS Y
 -------- -------- --------------- ------------- -------------- ------------
MANAGEMENT AND
ADMINISTRATIVE
FEES                    0.90%          0.90%          0.90%            0.90%
------------------ --------------- ------------- -------------- ------------
PLUS DISTRIBUTION
(12B-1) FEES            0.50%          1.00%          1.00%             None
----------------- ---------------- ------------- -------------- ------------
PLUS OTHER EXPENSES     0.27%          0.27%          0.27%            0.27%
------------------ --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND
OPERATING EXPENSES(d)   1.67%          2.17%          2.17%            1.17%
----------- ------ --------------- ------------- -------------- ------------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.


(a) The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge declines annually, reaching zero after six years.

(b) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.

(c) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/03 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

(d) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/03 to ensure that total annual operating expenses do not exceed 1.75% for Class A, 2.25% for Classes B and C, and 1.25% for Class Y. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                               CONSECO EQUITY FUND
                                Shareholder Fees
                           ------------ ----------- -------------- ---------
                             CLASS A     CLASS B       CLASS C       CLASS Y
------------- ---------- ------------ ----------- -------------- -----------

MAXIMUM UP-FRONT SALES
CHARGE ON PURCHASES           5.75%         None         1.00%          None
------------------------ ------------ ----------- -------------- -----------

MAXIMUM DEFERRED
SALES CHARGE                 None         5.00%(a)      1.00%(b)        None

                            Annual Operating Expenses (c)

                   --------------- ------------- -------------- ------------
                         CLASS A        CLASS B        CLASS C       CLASS Y
------------------ --------------- ------------- -------------- ------------
MANAGEMENT AND
ADMINISTRATIVE             0.90%          0.90%          0.90%         0.90%
FEES
------------------ --------------- ------------- -------------- ------------
PLUS DISTRIBUTION
(12B-1) FEES               0.50%          1.00%          1.00%          None
------------------ --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES        0.20%          0.20%          0.20%         0.20%
------------------ --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL
OPERATING EXPENSES         1.60%          2.10%          2.10%         1.10%
------------------ --------------- ------------- ------------- -------------
LESS FEE WAVIER AND/
OR EXPENSE
REIMBURSEMENT(c)          (0.10%)         (0.10%)       (0.10%)      (0.10%)
----------------- -------------- --------------- -------------- ------------
EQUALS NET EXPENSE         1.50%           2.00%         2.00%         1.00%
----------------- -------------- --------------- -------------- ------------
                            CONSECO LARGE-CAP FUND
Shareholder Fees (fees paid directly from your investment)
                           ------------ ----------- ------------ -----------
                          CLASS A          CLASS B      CLASS C      CLASS Y
-------------------------- ------------ ----------- ------------ -----------
MAXIMUM UP-FRONT SALES
CHARGE ON PURCHASES        5.75%             None        1.00%          None
-------------------------- ------------ ----------- ------------ -----------
MAXIMUM DEFERRED
SALES CHARGE               None          5.00%(a)       1.00%(b)        None
------------------------ ------------ ----------- -------------- -----------
                               Annual Operating Expenses
                   --------------- ------------- -------------- ------------
                          CLASS A        CLASS B       CLASS C       CLASS Y
------------------ --------------- ------------- -------------- ------------
MANAGEMENT AND
ADMINISTRATIVE
FEES                       0.90%          0.90%          0.90%         0.90%
------------------ --------------- ------------- -------------- ------------
PLUS DISTRIBUTION
(12B-1) FEES               0.50%          1.00%          1.00%          None
------------------ --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES        0.56%          0.56%          0.56%         0.56%
------------------ --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND
OPERATING EXPENSES         1.96%          2.46%          2.46%         1.46%
------------------ --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/
OR EXPENSE)
REIMBURSEMENT(c)          (0.46%)        (0.46%)        (0.46%)      (0.46%)
------------------ --------------- ------------- -------------- ------------
EQUALS NET EXPENSES        1.50%          2.00%          2.00%         1.00%
---------- ------- --------------- ------------- -------------- ------------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

(a) The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge declines annually, reaching zero after six years.

(b) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.

(c) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/03 to ensure that total annual operating expenses do not exceed the net expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

-------------------------- ------------ ----------- ------------ -----------
                            CONSECO BALANCED FUND
Shareholder Fees(fees paid directly from your investment)
                           ------------ ----------- ------------ -----------
                              CLASS A      CLASS B      CLASS C      CLASS Y
-------------------------- ------------ ----------- ------------ -----------
MAXIMUM UP-FRONT SALES
CHARGE ON PURCHASES             5.75%        None         1.00%         None
-------------------------- ------------ ----------- ------------ -----------
MAXIMUM DEFERRED
SALES CHARGE                   None         5.00%(a)      1.00%(b)      None
-------------------------- ------------ ----------- ------------ -----------
                                 Annual Operating Expenses
                   --------------- ------------- -------------- ------------
                          CLASS A        CLASS B       CLASS C       CLASS Y
------------------ --------------- ------------- -------------- ------------
MANAGEMENT AND
ADMINISTRATIVE
FEES                       0.90%          0.90%          0.90%         0.90%
------------------ --------------- ------------- -------------- ------------
PLUS DISTRIBUTION
(12B-1) FEES               0.50%          1.00%          1.00%          None
------------------ --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES        0.28%          0.28%          0.28%         0.28%
------------------ --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND
OPERATING EXPENSES         1.68%          2.18%          2.18%         1.18%
------------------ --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/
OR EXPENSE
REIMBURSEMENT(c)          (0.18%)        (0.18%)        (0.18%)      (0.18%)
------------------ --------------- ------------- -------------- ------------
EQUALS NET EXPENSES        1.50%          2.00%          2.00%         1.00%
------------------ --------------- ------------- -------------- ------------
                        CONSECO CONVERTIBLE SECURITIES FUND
Shareholder Fees (fees paid directly from your investment)
                           ------------ ----------- ------------ -----------
                              CLASS A     CLASS B      CLASS C       CLASS Y
-------------------------- ------------ ----------- ------------ -----------
MAXIMUM UP-FRONT SALES
CHARGE ON PURCHASES           5.75%        None         1.00%           None
-------------------------- ------------ ----------- ------------ -----------
MAXIMUM DEFERRED
SALES CHARGE                   None        5.00%(a)     1.00%(b)        None
-------------------------- ------------ ----------- ------------ -----------
                            Annual Operating Expenses
                   --------------- ------------- -------------- ------------
                         CLASS A        CLASS B        CLASS C       CLASS Y
------------------ --------------- ------------- -------------- ------------
MANAGEMENT AND
ADMINISTRATIVE
FEES                        1.05%          1.05%          1.05%        1.05%
------------------ --------------- ------------- -------------- ------------
PLUS DISTRIBUTION
(12B-1) FEES                0.50%          1.00%          1.00%         None
------------------ --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES         0.35%          0.35%          0.35%        0.35%
------------------ --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND    1.90%          2.40%          2.40%        1.40%
OPERATING EXPENSES
------------------ --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/
OR EXPENSE)
REIMBURSEMENT(c)           (0.35%)        (0.35%)        (0.35%)     (0.35%)
------------------ --------------- ------------- -------------- ------------
EQUALS NET EXPENSES         1.55%          2.05%          2.05%        1.05%
------------------ --------------- ------------- -------------- ------------

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

(a) The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge generally declines annually, reaching zero after six years.

(b) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.

(c) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/03 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

                           CONSECO HIGH YIELD FUND
Shareholder Fees (fees paid directly from your investment)
                           ------------ ----------- ------------ -----------
                              CLASS A      CLASS B      CLASS C      CLASS Y
-------------------------- ------------ ----------- ------------ -----------
MAXIMUM UP-FRONT SALES
CHARGE ON PURCHASES            5.75%        None         1.00%          None
-------------------------- ------------ ----------- ------------ -----------
MAXIMUM DEFERRED
SALES CHARGE                   None        5.00%(a)      1.00%(b)       None

-------------------------- ------------ ----------- ------------ -----------
                                 Annual Operating Expenses
                   --------------- ------------- -------------- ------------
                          CLASS A        CLASS B       CLASS C       CLASS Y
---------------------------------- ------------- -------------- ------------
MANAGEMENT AND
ADMINISTRATIVE
FEES                       0.90%          0.90%          0.90%         0.90%
------------------ --------------- ------------- -------------- ------------
PLUS DISTRIBUTION
(12B-1) FEES               0.50%          1.00%          1.00%          None
------------------ --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES        0.21%          0.21%          0.21%         0.21%
------------------ --------------- ------------- ------------ --------------
EQUALS TOTAL ANNUAL FUND
OPERATING EXPENSES         1.61%          2.11%          2.11%         1.11%
------------------ --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/
OR EXPENSE
REIMBURSEMENT(c)          (0.21%)        (0.21%)        (0.21%)      (0.21%)
------------------ --------------- ------------- -------------- ------------
EQUALS NET EXPENSES        1.40%          1.90%          1.90%         0.90%
------------------ --------------- ------------- -------------- ------------
                            CONSECO FIXED INCOME FUND
Shareholder Fees (fees paid directly from your investment)
                        ------------ ----------- -------------- ------------
                           CLASS A       CLASS B      CLASS C        CLASS Y
----------------------- ------------ ----------- -------------- ------------
MAXIMUM UP-FRONT SALES
CHARGE ON PURCHASES         5.00%          None          1.00%          None
----------------------- ------------ ----------- -------------- ------------
MAXIMUM DEFERRED
SALES CHARGE                 None         5.00%(a)       1.00%(b)       None
---------------------- ------------- --------------- -------------- --------
                              Annual Operating Expenses
                   --------------- ------------- -------------- ------------
                         CLASS A        CLASS B        CLASS C       CLASS Y
---------------------------------- ------------- -------------- ------------
MANAGEMENT AND
ADMINISTRATIVE
FEES                       0.65%          0.65%          0.65%         0.65%
------------------ --------------- ------------- -------------- ------------
PLUS DISTRIBUTION
(12B-1) FEES               0.50%          1.00%          1.00%          None
------------------ --------------- ------------- -------------- ------------
PLUS OTHER EXPENSES        0.15%          0.15%          0.15%         0.15%
------------------ --------------- ------------- -------------- ------------
EQUALS TOTAL ANNUAL FUND
OPERATING EXPENSES         1.30%          1.80%          1.80%         0.80%
------------------ --------------- ------------- -------------- ------------
LESS FEE WAIVER AND/
OR EXPENSE
REIMBURSEMENT(c)          (0.20%)        (0.20%)        (0.20%)      (0.20%)
------------------ --------------- ------------- -------------- ------------
EQUALS NET EXPENSES        1.10%          1.60%          1.60%         0.60%
------------------ --------------- ------------- -------------- ------------
* The expense information in the Fixed Income Annual Operating Expenses Table has been restated to reflect current 12-b1 fees.

The funds do not charge any fees for reinvesting dividends, redeeming or exchanging fund shares.

(a) The maximum 5.00% contingent-deferred sales charge applies to sale of Class B shares during the first year after purchase. The charge declines annually, reaching zero after six years.

(b) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.

(c) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through 4/30/02 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commissions or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

-------------------------- ------------ ----------- -------------- ------------

EXPENSE EXAMPLE

These examples will help you compare the cost of investing in the Conseco Fund Group to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a fund for the time periods indicated and then sell all your shares at the end of each period. The examples also assume that your investment has a 5.00% return each year and that the fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

CLASS A SHARES
                      1 Year         3 Years*        5 Years*        10 Years*
Conseco Science &
Technology Fund           743            1,179           1,640           2,912
Conseco 20 Fund           735            1,071           1,430           2,438
Conseco Equity Fu         719            1,042           1,387           2,358
Conseco Large-Cap Fund    719            1,113           1,531           2,694
Conseco Balanced Fund     719            1,058           1,419           2,434
Conseco Convertible
Securities Fund           724            1,106           1,512           2,643
Conseco High Yield Fund   709            1,034           1,382           2,360
Conseco Fixed
Income Fund               607             873            1,159           1,973
* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

CLASS B SHARES

                      1 Year         3 Years*        5 Years*        10 Years*
Conseco Science &
Technology Fund           728           1,092            1,582           2,981
Conseco 20 Fu             720             979            1,364           2,503
Conseco Equity Fund       703             948            1,320           2,423
Conseco Large-Cap Fund    703           1,023            1,469           2,761
Conseco Balanced Fund     703             965            1,353           2,499
Conseco Convertible
Securities Fund           708           1,015            1,449           2,710
Conseco High Yield Fund   693             941            1,315           2,425
Conseco Fixed
Income Fund               663             847            1,156           2,100
* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

----------------------------------------------

CLASS C SHARES
                       1 Year        3 Years*        5 Years*        10 Years*
Conseco Science &
Technology Fund            426           884             1,468           3,051
Conseco 20 Fund            418           772             1,253           2,578
Conseco Equity Fund        401           742             1,208           2,499
Conseco Large-Cap Fund     401           815             1,356           2,834
Conseco Balanced Fund      401           758             1,242           2,574
Conseco Convertible
Securities Fund            406           808             1,336           2,783
Conseco High Yield Fund    391           734             1,204           2,501
Conseco Fixed
Income Fund                361           641             1,047           2,179


* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.
CLASS Y SHARES
                      1 Year         3 Years*        5 Years*        10 Years*
Conseco Science &
Technology Fund          127            486                868           1,941
Conseco 20 Fund          119            322                558           1,236
Conseco Equity Fund      102            309                536           1,190
Conseco Large-Cap Fund   102            438                797           1,809
Conseco Balanced Fund    102            370                658           1,479
Conseco Convertible
Securities Fund          107            366                645           1,441
Conseco High Yield Fund   92            326                578           1,301
Conseco Fixed
Income Fund               61            233                420             960

* The examples for 3, 5 and 10 years do not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

-----------------------------------------------

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND SUB-ADVISERS

     Conseco Capital Management, Inc., ("CCM" or the "Adviser"), the Funds' Investment Adviser, is located at 11825 N. Pennsylvania Street, Carmel,
     Indiana 46032. CCM is a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a publicly held financial services company (NYSE:CNC) that provides investment lending, and insurance products to more than 12 million customers. CCM manages investments for Conseco Inc., Conseco Fund Group and other-affiliated mutual funds, as well as endowments, corporate and government pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of December 31, 2001, CCM managed more than $31 billion.

     The Fund has received an exemptive order from the SEC ("Manager of Managers Order") that permits the Adviser, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Manager of Managers Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would cause an automatic termination of the agreement. However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a) (3) of the 1940
     Act)("Affiliated Adviser"), unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for a fund at any time by a vote of a majority of outstanding voting securities of a fund.

Chicago Equity Partners, LLC ("CEP"),located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601 is the sub-adviser for the Conseco Equity Fund, Conseco Large-Cap Fund and the equity portion of the Conseco Balanced Fund. CEP is a leading investment management firm with approximately $6.8 billion in assets under management as of December 31, 2001. CCM, not the sub-advised funds, pays CEP 0.30% of average daily net assets as compensation for these services.

Oak Associates, ltd. ("Oak"), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio, 44333 is the sub-adviser for the Conseco Science & Technology Fund and the Conseco 20 Fund. Oak is a leading investment management firm with approximately $15.1 billion in assets under management as of December 31, 2001. CCM, not the sub-advised funds, pays Oak 0.30% of average daily net assets as compensation for these services.
-----------------------------------------------

ADVISORY FEES

For the fiscal year ended 12/31/01, the advisory fee paid to the Adviser by each Fund was as follows:
------------------------------------ ---------------------------------------
FUND NAME                                                 ADVISORY FEES PAID
------------------------------------ ---------------------------------------
                                               (EXPRESSED AS A PERCENTAGE OF
                                                   AVERAGE DAILY NET ASSETS)
------------------------------------ ---------------------------------------
CONSECO SCIENCE & TECHNOLOGY  FUND                                     0.57%
------------------------------------ ---------------------------------------
CONSECO 20 FUND                                                        0.70%
------------------------------------ -------- ------------------------------
CONSECO EQUITY FUND                                                    0.60%
------------------------------------ ---------------------------------------
CONSECO LARGE-CAP FUND                                                 0.24%
------------------------------------ -------------- ------------------------
CONSECO BALANCED FUND                                                  0.52%
------------------------------------ ---------------------------------------
CONSECO CONVERTIBLE SECURITIES FUND                                    0.50%
------------------------------------ ---------------------------------------
CONSECO HIGH YIELD FUND                                                0.49%
------------------------------------ ---------------------------------------
CONSECO FIXED INCOME FUND                                              0.25%
------------------------------------ ---------------------------------------
PORTFOLIO MANAGERS OF THE CONSECO FUND GROUP
-------------------------- ------------- -------------- --------------------

Fund manager                Professional Experience                        Funds
-- ----------------------------------------------------- --------------------




ROBERT L. COOK, CFA,
(WITH CCM SINCE 1994)       * DIRECTOR OF CCM'S RESEARCH DEPARTMENT.         *CONSECO HIGH
DIRECTOR OF RESEARCH,       * CO-MANAGES APPROXIMATELY $300 MILLION IN          YIELD FUND
CONSECO CAPITAL               HIGH YIELD TOTAL RETURN PORTFOLIOS                  *CONSECO
MANAGEMENT, INC.            * PORTFOLIO MANAGER FOR OTHER AFFILIATED           CONVERTIBLE
                              INVESTMENT COMPANIES                         SECURITIES FUND
-------------------------- ------------- ----------------------------- -----------------------

GREGORY J. HAHN, CFA,        * RESPONSIBLE FOR PORTFOLIO ANALYSIS AND        *CONSECO BALANCED
(WITH CCM SINCE 1989)          MANAGEMENT OF THE INSTITUTIONAL CLIENT        FUND(FIXED-INCOME
CHIEF FIXED INCOME             ACCOUNTS AND ANALYTICAL SUPPORT FOR                    PORTION)
INVESTMENT OFFICER,            TAXABLE PORTFOLIOS                               *CONSECO FIXED
SENIOR VICE PRESIDENT,       * RESPONSIBLE FOR SEC REGISTERED INVESTMENT           INCOME FUND
PORTFOLIO ANALYTICS,CONSECO    PRODUCTS
CAPITAL MANAGEMENT, INC.     * PORTFOLIO MANAGER OF OTHER AFFILIATED
                               INVESTMENT COMPANIES
-------------------------- ----------------------------- -------------------- ----------------

R. ANTHONY JASINSKI, CFA     * OVERSEES HIGH YIELD TRADING                            *CONSECO
(WITH CCM SINCE 2000)        * CO-MANAGES PRIVATELY PLACED                          HIGH YIELD
VICE PRESIDENT, TRADING        HIGH YIELD PORTFOLIOS
CONSECO CAPITAL              * PORTFOILO MANAGER OF OTHER AFFILIATED
MANAGEMENT, INC.               INVESTMENT COMPANIES
                             * PRIOR TO  JOINING THE ADVISER, MR. JASINSKI
                               WAS A MANAGEING DIREXTOR AND CO-HEAD OF FIXED
                               INCOME TRADING AT PPM AMERICA
                             * PRIOR TO PPM, HE WAS A VICE PRESIDENT OF FIXED
                               INCOME TRADING FOR SCUDDER KEMPER
-------------------------- ------------- -------------------------------- --------------------
HIROUYE TESHOME              * RESPONSIBLE FOR THE RESEARCH AND ANALYSIS              *CONSECO
(WITH CCM SINCE 1997)          OF CONVERTIBLE SECURITIES                           CONVERTIBLE
PORTFOLIO MANAGER            * PRIOR TO JOINING THE ADVISER, MR. TESHOME            SECURITIES
CONSECO CAPITAL                RECEIVED A M.S AND B.S IN ELECTRCAL ENGINEERING
MANAGEMENT, INC.               FROM PURDUE UNIVERSITY AND A MBA FROM INDIANA
                               UNIVERSITY.

-------------------------- ------------- -------------------------------- --------------------
MIKE RICHMAN,                * RESPONSIBLE FOR MANAGING CLIENT PORTFOLIOS             *CONSECO
(WITH CCM SINCE 1997)          WITH CORE, CORE PLUS AND INTERMEDIATE                    FIXED
ASSISTANT VICE                 INVESTMENT STRATEGIES.                                   INCOME
PPRESIDENT,                  * PRIOR TO JOINING THE ADVISER, MR. RICHMAN
PORTFOLIO MANAGER,             WORKED IN CONSECO'S INVESTMENT REPORTING
CONSECO CAPITAL.               DEPARTMENT.
MANAGEMENT, INC.


-------------------------- ---------------------------------------------- --------------------

CHICAGO EQUITY PARTNERS, LLC UTILIZES A TEAM APPROACH TO MANAGE THE CONSECO EQUITY FUND, CONSECO LARGE-CAP FUND AND THE EQUITY PORTION OF THE CONSECO BALANCED FUND.

OAK ASSOCIATES ltd. UTILIZES A TEAM APPROACH TO MANAGE THE CONSECO SCIENCE & TECHNOLOGY FUND AND THE CONSECO 20 FUND.

--------------------------                                 ---------------------

ADMINISTRATIVE SERVICES

Conseco Services, LLC, the Administrator, provides administrative services to the Funds, including:

* Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date

* Supervising the preparation and filing of documents as required by state and federal regulatory agencies

*    Management  and  oversight  of  all  third-party  service  providers

AS COMPENSATION FOR THESE SERVICES, CONSECO SERVICES, LLC RECEIVES ADMINISTRATIVE FEES OF 0.20% ANNUALLY OF EACH FUND'S AVERAGE DAILY NET ASSETS.

DETERMINING  SHARE  PRICE

     A fund's share price equals the total market value of its assets minus its liabilities, called net asset value (NAV), divided by the total number of shares outstanding. Because the value of each fund's securities changes every business day, the fund's share price usually changes as well.

     Each fund calculates its NAV per share on each business day that the New York Stock Exchange (NYSE) is open. This occurs at the close of regular trading, normally 4 PM, Eastern time. The NAV is generally based on the market price of the securities held in a fund.

The Funds may estimate prices under a practice known as fair value pricing in the following circumstances:

*    Securities and assets for which market quotations are not readily available

* Events that occur after an exchange closes are likely to affect the value of a security

* Fund management strongly believes a security's market price does not reflect the security's true value


----------------------------------------------

MANAGING YOUR CONSECO FUND GROUP ACCOUNT

ESSENTIAL INFORMATION

CONTACTING CONSECO FUND GROUP

By phone                           800-986-3384, 24 hours a day

By mail                            Conseco Fund Group
                                   Attn: Administrative Offices
                                   11825 N. Pennsylvania St., K1B
                                   Carmel, IN 46032

OUR BUSINESS HOURS

We're open when the New York Stock Exchange is open so you can buy or sell shares in your fund account any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM FUND INVESTMENT*

                                                        per fund

                                 To open an account       $ 250

                         Each additional investment          50
               To open an automated investment plan          50
                       To open a retirement account           0
                           through salary reduction
                   Initiate a Dollar Cost Averaging       5,000
                         (DCA) Plan through FA Prime
                          Obligations Fund account
              Transfer assets from DCA Plan to fund         250
                                                           each
                                                          month

    * Minimums apply to Class A, Class B and Class C shares.

WE CANNOT ACCEPT THIRD-PARTY CHECKS.

These requirements may be changed or waived at any time at the discretion of the Fund's officers.

-----------------------------------------------

KEEPING TRACK

We'll send you written confirmation of each transaction in your account. These confirmations also serve as your proof of ownership since we do not issue certificates.

CHOOSING THE RIGHT SHARES FOR YOUR NEEDS

Investors may choose from four classes of shares in each of our mutual funds. The classes differ in the way they deal with sales charges and fund expenses. Four important considerations in choosing a share class are the amount you plan to invest, your investment objectives, the fund's expenses and charges, and how long you intend to keep the money invested. As always, we recommend that you discuss your investment goals and choices with your registered financial professional.

Class A shares

* Carry a maximum up-front sales charge of 5.75% of your investment -- 5.00% maximum for the Conseco Fixed Income Fund -- depending on the size of your investment.

* Have lower operating expenses than Class B or Class C shares. This means an investment in Class A shares will have higher annual returns than a comparable investment in Class B or C shares.

*    12b-1  fees  for  all  funds  =  0.50%

-----------------------------------------------

Class B shares

* Have no up-front sales charge, but you pay surrender charges (called contingent-deferred sales charges ("CDSC") on shares you sell. These charges start at 5.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase. They gradually decline each year until reaching zero in the seventh year after your purchase.

* Convert to an equal dollar value of Class A shares, with lower ongoing operating expenses, at the end of the eighth year after purchase.

*    12b-1  =  1.00%

Class C shares

* Have a maximum up-front sales charge of 1.00% of your investment and you pay a CDSC of 1.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase. Class C shares never convert to Class A shares.

*    12b-1  =  1.00%

Class Y shares

* Are only available to individuals whose Conseco Fund Group investments exceed $500,000 or to eligible institutional investors:

     - Tax-qualified retirement plans with at least $10 million to invest or 250 eligible employees

     -    Banks  and  insurance  companies  investing  for  their  own  accounts

     -    Other  investment companies not affiliated with our Investment Adviser

     - The Investment Adviser's tax-qualified retirement plans or qualified financial intermediaries who have a contract with Conseco Equity Sales, Inc. ("Distributor").

     -    Endowments,  foundations  and  other  charitable  organizations

     - Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee
-----------------------------------------------

SIDEBAR About 12b-1

12b-1 fees, paid to the Distributor, Conseco Equity Sales, Inc., may be used to cover a fund's sales, marketing and promotional expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.


We  cover  the  complete  details of each share class in the sections following.

SHARE CLASS SALES CHARGES

Class A Shares

The price of Class A shares equals a fund's current share price, or net asset value, plus a sales charge that varies according to the amount you invest, as shown in the chart below.

-------------- ---------------------------- -------------------------------- ------------------------------
If your purchase is . . .       your initial sales charge    your annual sales charge         the one-time Dealer
                                a % of the share price       as a % of the total you          allowance as a % of
                                is . . .                     invested is . . .                purchase price is . . .
------------------------------- ---------------------------- -------------------------------- -----------------------
less than $50,000 (for all                 5.75                           6.10                            5.00
Funds except Conseco Fixed
Income Fund)
------------------------------- ---------------------------- -------------------------------- ----------------
less than $50,000 (for                     5.00                           5.56                            4.50
Conseco Fixed Income Fund
only)
------------------------------- ---------------------------- ------------------------------- -----------------
$50,000 to $99,999                         4.50                           4.71                            3.75
------------------------------- ---------------------------- -------------------------------------------------
$100,00 to $249,999                        3.50                           3.63                            2.75
------------------------------- ---------------------------- -------------------------------------------------
$250,000 to $499,999                       2.50                           2.56                            2.00
------------------------------- ---------------------------- ------------------------------- -----------------
$500,000 and $999,999                      1.50                           1.52                            1.20
------------------------------- ---------------------------- -------------------------------------------------
$1,000,000 and over                        none                           none                            none

-----------------------------------------------

You  may  be able to reduce the sales charge on your purchase of Class A shares:

     * We will add the value of any existing Conseco Fund Group investments, plus the value of any investment you've made in the FA Prime Obligations Fund, to the amount of your investment to determine the sales charge. (You may invest in the FA Prime Obligations Fund, currently managed by U.S. Bancorp Investment Research Management Company, LLC, through a separate prospectus. You can obtain one by calling 800-986-3384.)

     * You may add funds held for your benefit in trust by fiduciaries with the funds to be considered in calculating sales charges on your purchase. These funds include qualified retirement plans at work.

     * If you agree by letter of intent to invest a definite amount in Conseco Fund Group Class A shares over the 13 months following your first purchase, we will calculate the sales charge as if you purchased all the shares at one time. You could reduce sales charges still further by including your existing Conseco Fund Group investments in the calculation.

     Consult your registered financial professional, or the Conseco Fund Group Statement of Additional Information (SAI), for further details on our Class A share cost reduction programs.

You may reinstate your Conseco Fund Group mutual fund investment anytime within 180 calendar days after you sell your shares. That means you may reinvest the amount you received from the sale of your shares without any up-front sales charge. You may exercise this reinvestment privilege only once per Conseco Fund Group fund investment and it may be subject to other restrictions.


     Class  B  Shares

     Class B Shares have no up-front sales charges. Your entire amount invested purchases Conseco Fund Group shares. Instead, you pay:

     *    Higher  annual  expenses  on  your  investment

     *    A  CDSC  on  any  shares  you  sell  within six years of your purchase
-----------------------------------------------

We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. The amount of the CDSC declines the longer you own your shares:
-----------------------------------------------------------------------
If you sell shares during ....                    you pay this % on the
                                              total amount of the sale:
-----------------------------------------------------------------------
the first year after purchase                                      5.00
-----------------------------------------------------------------------
the second year after purchase                                     4.00
-----------------------------------------------------------------------
the third year after purchase                                      3.00
-----------------------------------------------------------------------
the fourth year after purchase                                     3.00
-----------------------------------------------------------------------
the fifth year after purchase                                      2.00
-----------------------------------------------------------------------
the sixth year after purchase                                      1.00
-----------------------------------------------------------------------
the seventh year after purchase                                    0.00
-----------------------------------------------------------------------
the eighth year after purchase                                     0.00
-----------------------------------------------------------------------

At the end of the eighth year after you purchase, your Class B shares convert to Class A shares of equal value. This means the shares will have lower ongoing annual expenses.

Please note:

1.  Class  B  share  purchases  may  not  exceed  $500,000.

2. In calculating the contingent-deferred sales charge, we consider any shares purchased during a month as purchased on the first day of the month.

3. Any shares you purchase by reinvesting the dividends and capital gains distributions from your Class B shares do not carry a contingent-deferred sales charge.

4. When you place an order to sell Class B shares, we automatically sell the shares that have no contingent-deferred sales charge first.

----------------------------------------------

5. You may reinstate your Conseco Fund Group mutual fund investment anytime within 180 calendar days after you sell your shares. That means we will reimburse up to the full amount of any contingent-deferred sales charge you paid, depending on how much you reinvest. You may exercise this reinvestment privilege only once per Conseco Fund Group investment and it may be subject to other restrictions.

Class C Shares

Class C Shares have a 1.00% up-front sales charge:

* You may also have a contingent-deferred sales charge of 1.00% on any shares you sell within one year of your purchase

We base the CDSC on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower.

Class C shares have higher annual operating expenses. Unlike Class B shares, they never convert to any other class of shares with lower expenses.

You may be able to reduce the initial sales charge on your purchase of Class C shares if:

* You purchase through certain external organizations that have entered into a service agreement with the Fund or an affiliate; or

* You purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Fund. Check with your broker-dealers to see if you qualify for this waiver.

Similarities with Class B shares

* We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. See 2, 3, 4 and 5 in Class B above for other similarities.

-----------------------------------------------

* Class C shares pay annual 12b-1 distribution and shareholder servicing fees of 1.00%.

Class  Y  Shares

Class Y shares have no up-front or CDSC, nor do they pay annual 12b-1 distribution or shareholder servicing fees.

SIDEBAR;

A  CLOSER  LOOK  AT  CONTINGENT  DEFERRED  SALES  CHARGES  (CDSC)

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order in which they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other Conseco mutual fund. For the purpose of calculating the CDSC when you sell the shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

THREE  CONVENIENT  WAYS  TO  OPEN  YOUR  CONSECO  FUND  GROUP  ACCOUNT

Through  your  financial  professional

You can buy shares in any Conseco Fund Group mutual fund through any authorized broker/dealer, financial planner, or a financial institution, such as a bank, or financial services firm. These organizations and individuals may maintain their own procedures for buying and selling shares, and may charge fees. Your financial professional will have the details.

-----------------------------------------------

By  mail

Send your completed application, and a separate check payable to the Conseco Fund Group to:

Conseco  Fund  Group
c/o  U.S. Bancorp fund Services, LLC
PO  Box  701
Milwaukee,  WI  53201-0701

or  for  overnight  mail

Conseco  Fund  Group
c/o U.S. Bancorp  Fund  Services,  LLC
615  E.  Michigan  St.,  3rd  floor
Milwaukee,  WI  53201-0701
414-765-4124

By  bank  wire

Send your completed application to the address listed above and wire your investment to:

ABA#075000022

Credit  to:
U.S. Bancorp Fund Services, LLC
Account  #112-952-137
(800)986-3384

Further  credit  to:

*  The  name  of  the  fund  you're  investing  in

*  Your  account  name

*  The  fund's  number,  which  you'll  find  on  the  account  application

NEW ACCOUNTS MUST ALSO SEND A COMPLETED APPLICATION FORM TO ONE OF THE MAILING ADDRESSES LISTED ABOVE.

-----------------------------------------------

IMPORTANT  INFORMATION  ABOUT  BUYING  CONSECO  FUND  GROUP  SHARES

* Please indicate which class of shares you are buying -- Class A, B, C or Y when you place your order.

* If you're adding to your existing account, indicate your fund account number on your check.

*    We  accept  no  third-party  checks.

* Shares are purchased at the next share price calculated after we receive your order.

* If you buy shares through your financial professional, it is the professional's responsibility to forward your purchase order before the close of business on the New York Stock Exchange, normally 4 PM, Eastern time. Investors should check with their financial professionals to see whether they have an earlier daily deadline for forwarding purchase orders.

* Payment for shares purchased through a financial institution such as a bank or an authorized broker/dealer is due on the settlement date, normally three days after we have received your order. (If you or your financial professional is making payment via federal funds wire, be sure to get a confirmation number, which you will need to ensure timely credit.)

     * We can only accept checks in U.S. dollars drawn on U.S. funds for the purchase of shares.

     *    We  may  charge  a  $25  fee  on  purchase  checks  that do not clear.

     * To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until the shares have been in their account 12 days.

     * We reserve the right to cancel any purchase order, specifically, a purchase order for which we have not received payment within three business days.

     * The Funds currently do not charge for wire transfers it receives for share purchases, although your bank may.

IMPORTANT  INFORMATION  ABOUT  SELLING  CONSECO  FUND  GROUP  SHARES

You may transmit a request to sell shares by phoning us directly, through your financial professional or by mail. We will mail the check for the proceeds of the sale of your shares, minus any applicable contingent-deferred sales charge, to the address listed on your account application.

-----------------------------------------------

IF  YOU  SELL  SHARES  BY  PHONE

* Neither the Funds nor their transfer agent, U.S. Bancorp Fund Services, LLC, is responsible for verifying whether a telephoned sales order is genuine. We do, however, protect you with these safeguards:

     -    We  record  telephone  orders.

     -    We  require  callers  to  provide  specific  identifying  information.

     -    We  send  written  confirmation  of  your  order  within  five  days.

* You cannot place orders by phone if you have rejected the telephone privilege in your account application.

IF  YOU  SELL  SHARES  THROUGH  YOUR  FINANCIAL  PROFESSIONAL

* Intermediaries may maintain their own procedures for buying and selling shares. Your financial professional will have the details.

* Intermediaries may charge fees for processing your sales request, even though we do not.

IF  YOU  SELL  SHARES  BY  MAIL

Address  your  request  to

Conseco  Fund  Group
c/o  U.S. Bancorp Fund Services,  LLC
PO  Box  701
Milwaukee,  WI  53201-0701

-----------------------------------------------
or  for  overnight  mail

Conseco  Fund  Group
c/o U.S. Bancorp  Fund  Services,  LLC
615 E. Michigan St., 3rd floor
Milwaukee,  WI  53201-0701
414-765-4124

IF  YOU  SELL  SHARES  BY  WIRE

     A  $15  fee  will  be  charged  for  all  outbound  wire  transfers.

     We may require a signature guarantee for sales of Conseco Fund Group shares totaling $50,000 or more. You may obtain your signature guarantee from most financial institutions, such as banks, broker/dealers, credit unions and savings associations -- but not from a notary public.

     INFORMATION  REQUIRED  ON  ALL  SALES  REQUESTS

* Include your account number, your account's name and your Social Security or taxpayer identification number with your sales request.

* State either the number of shares you wish to sell or the amount you wish to receive from the sale.

     CALCULATING  THE  PROCEEDS  FROM  YOUR  SALE

* Shares are sold at the next share price calculated after we receive your request, either from you directly or through your registered financial professional.

* If you submit your sales request through a registered financial professional, it is the financial professional's responsibility to transmit your request prior to the close of the New York Stock Exchange (NYSE) in order to receive that day's share price.

---------------------------------------------

RECEIVING  THE  PROCEEDS  FROM  YOUR  SALE

* You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you're selling has not cleared.

* Under extraordinary circumstances, as specified by law, we may temporarily suspend payment.

EXPEDITED  PROCESSING

You may have proceeds of $50 or more wired directly or sent through electronic funds transfer to an account in the U.S. bank of your choice. Normally, we will transmit these expedited proceeds on the next business day following the sale of your shares. We charge a $15 wire transfer fee.

SPECIAL  SHAREHOLDER  SERVICES

We offer an array of special services free of charge to make investing in Conseco Fund Group mutual funds easy and convenient.

AUTOMATED  INVESTING

The Conseco Fund Group has designed two programs to implement disciplined investing strategies:

* Pre-authorized investment plan. Lets you set up debits from your checking account for $50 or more every month to purchase shares for your fund account. You may even qualify for a waiver of the $50 minimum on purchases made through payroll deduction or qualified retirement plans. Call 800-986-3384 for details.

* Dollar-cost-averaging program. Lets you transfer a set amount of money regularly between the interest-bearing FA Prime Obligations Fund and any Conseco Fund Group mutual fund. By investing this way, you buy more shares when mutual fund share prices are down and fewer when share prices go up. This strategy can help lower the average price you pay for your shares. To participate, you need to invest at least $5,000 in the money-market fund and transfer a minimum of $250 every month to a Conseco Fund Group fund.
----------------------------------------------

Dollar cost averaging cannot assure you of a profit or protect you against loss. And because the plan requires that you invest consistently without regard to share prices, you should carefully consider whether you would be willing to continue purchasing shares in all market conditions.

ELECTRONIC  BUYING  AND  SELLING

You can buy or sell your Conseco Fund Group investments electronically whenever you like by taking advantage of our Automated Clearing House (ACH) option.

ACH lets you transfer money directly between your bank and fund accounts to buy or sell as little as $50 or as much as $50,000 worth of Conseco Fund Group shares.

To  sign  up  for  ACH  simply  fill  out  Part  8  on your account application.

SYSTEMATIC  WITHDRAWALS

You can arrange to sell shares monthly or quarterly. We'll send the proceeds to you or to any party you designate. Just fill out Part 9, "Systematic Withdrawal/Exchange Plan," on your account application. We normally process systematic withdrawals on the 25th day of each month and mail out checks within five business days.

To  qualify  for  systematic  withdrawals,  you  must:

*    Reinvest  your  distributions

*    Begin  with  an  account  value  of  $5,000  or  more

*    Withdraw  at  least $50 monthly or quarterly
-----------------------------------------------

FREE  EXCHANGES

Conseco Fund Group lets you exchange shares in one fund for the same class of shares in any other fund, including the FA Prime Obligations Fund free of charge. There may, however, be tax consequences resulting from these exchanges. See Tax Considerations. Normally we will execute the entire transaction in a single business day.

The  following  conditions  apply:

* The value of the shares you are exchanging must meet the minimum purchase requirement of the fund you're exchanging them for.

     * If you exchange FA Prime Obligations Fund shares for Class A or Class C shares in any Conseco Fund Group fund, we will assess the applicable sales charge.

* If you sell Class B shares you acquired through an exchange, we will calculate any contingent-deferred sales charge from the date you originally purchased the shares that you exchanged.

* If you sell Class C shares you acquired through an exchange and you sell them within a year of the exchange, we will calculate any contingent-deferred sales charge from the date you originally purchased the shares that you exchanged.

* We may apply a contingent-deferred sales charge on FA Prime Obligations Fund shares that you sell, if you acquired them through an exchange of Class B or C shares from another fund.

* You may exchange FA Prime Obligations Fund shares that you acquired through an exchange back into your original share class at no additional charge. If you then sell those shares, we will calculate your contingent-deferred sales charge from the date you purchased the original shares, not from the date you exchanged the FA Prime Obligations Fund shares.

-----------------------------------------------

Short-term or excessive trading into and out of the funds may harm performance by disrupting investment management strategies and increasing expenses. Accordingly, the funds may reject any purchase orders, including exchanges, from investors who, in Conseco Fund Group's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. To determine whether investors engage in short-term or excessive trading, we consider the trading history of all the Conseco Fund Group accounts they own and control.

To reduce the volume of mail you receive, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at 800-986-3384, or write to us at the address listed above to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

Dividends  and  Distributions

At least 90% of each Fund's net investment income is distributed to shareholders as dividends. Net investment income consists of all dividends and interest received -- less expenses (including fees payable to the Adviser and its affiliates). You begin earning dividends on fund shares the day after the Conseco Fund Group receives your purchase payment.


SCHEDULE  OF  DIVIDEND  PAYMENTS

         FUND                               DECLARED AND PAID
Conseco Science & Technology Fund                    Annually
Conseco 20 Fund                                      Annually
Conseco Equity Fund                                  Annually
Conseco Large-Cap Fund                               Annually
Conseco Balanced Fund                               Quarterly
Conseco Convertible Securities Fund                   Monthly
Conseco High Yield Fund                               Monthly
Conseco Fixed Income Fund                             Monthly

Each Fund declares and pays dividends from net investment income according to the schedule below. The Board may elect to change dividend distribution intervals.

Any capital gains are generally declared annually and distributed to shareholders after the close of a fund's fiscal year. These include net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions.

Dividends and other distributions paid on each class of shares are calculated at the same time and in the same manner. Because specific expenses may apply to one class of shares and not another, dividend amounts will differ.

CHOOSE  HOW  TO  USE  YOUR  DISTRIBUTIONS

Conseco Fund Group lets you receive your distributions in cash or use them to buy more shares. Simply choose on your application the option that meets your needs. Retirement accounts reinvest all fund distributions except under unusual circumstances. Call 800-986-3384 for further information.

HERE  ARE  YOUR  OPTIONS
-------------------------------------------  ----------------------------------
YOU MAY REINVEST IN ADDITIONAL FUND SHARES:                AND RECEIVE IN CASH:
-------------------------------------------  ----------------------------------
All income dividends and distributions                                      N/A
-------------------------------------------  ----------------------------------
Only income dividends                               Other distributions in cash
-------------------------------------------  ----------------------------------
Only distributions                                     Income dividends in cash
-------------------------------------------  ----------------------------------

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the fund.

We mail all cash dividends and distributions by check to you, or transfer them via electronic funds transfer (EFT) to your bank account if you have selected the Wire/Electronic Transfer Options in Part 7 of your application.
-------------------------------------------  ----------------------------------
TAX  CONSIDERATIONS

The shareholders of each fund ordinarily pay taxes on the fund's dividends and distributions. You will owe taxes whether you receive distributions and dividends in cash or whether you reinvest them. The amount of taxes you owe will depend on many factors. The most important are:

*    Your  income  tax  bracket
*    How  long  a  fund  has  owned  the  securities  that  it  sells
*    How  long  you've  owned  any  shares  in  the  fund  that  you  might sell
*    Whether  you  owe  alternative  minimum  tax

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax advisor about your investment.
-----------------------------------------------

The amount of tax you owe each year on your fund investment will depend on the amount of dividends and capital gain distributions that the fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid. (The exception is when a fund declares a dividend in December of one year, and pays the dividend in January of the next year. In this case, you pay taxes on the distributions as if we had paid them in December.)

Dividends  and  distributions  usually  create  the  following  tax  liability:

--------------------------------------- --------------------------------
TRANSACTION                                                   TAX STATUS
--------------------------------------- --------------------------------
Dividend payout                                          Ordinary income
--------------------------------------- --------------------------------
Short-term capital gain distribution                     Ordinary income
--------------------------------------- --------------------------------
Long-term capital gain distribution                         Capital gain
--------------------------------------- --------------------------------
TAXES  ON  SALES  OR  EXCHANGES

The chart features possible tax implications arising from the sale or exchange of fund shares.

--------------------------------------------- --------------------------------
TRANSACTION                                                    TAX IMPLICATION
--------------------------------------------- --------------------------------
Selling shares for more than purchase price                                Yes
--------------------------------------------- --------------------------------
Selling shares for less than purchase price                                Yes
--------------------------------------------- --------------------------------
Exchanging shares of same class from
one Conseco Fund Group fund to another                                     Yes
--------------------------------------------- --------------------------------
Class B shares convert to Class A shares                                    No
--------------------------------------------- --------------------------------
After  Dec.  31  of  each  year,  we  will  mail  you  a  notice  telling  you:

* How much your investment in the fund has earned in dividends and distributions during the year

* Whether they are taxable as ordinary income, a short-term capital gain or a long-term capital gain

-----------------------------------------------

BACKUP  WITHHOLDING

You must give us your Social Security or other taxpayer ID number on your fund application. If we do not have your number on record, or if the IRS has informed us that you are subject to backup withholding, we must withhold 31% of all money that you earn from your investment. Consult your tax advisor for details.

DISTRIBUTION  AND  SERVICE  PLANS

The Funds have adopted Distribution and Service Plans (12b-1 Plan) for Class A, B and C shares to compensate the Distributor for its distribution and marketing services, and for servicing shareholder accounts. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment, and are provided below.

------------------------------------------------------- -----------------------------------------------------
CLASS A SHARES                                          CLASS B AND CLASS C SHARES
------------------------------------------------------- -----------------------------------------------------
For all the Funds, fees paid to the                     Fees paid to the Distributor may not
Distributor may not exceed 0.50% annually               exceed 1.00% annually of each Fund's
of the average daily net assets.                        average daily net assets.
------------------------------------------------------- -----------------------------------------------------

The Distributor may make payments to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and sales related costs. The payments for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net assets.

PAYMENTS  TO  BROKERS/DEALERS/FINANCIAL  INTERMEDIARIES

------------------------------------- ------------------------------------ -----------------------------------
 CLASS A SHARES                       CLASS B SHARES                       CLASS C SHARES
------------------------------------- ------------------------------------ -----------------------------------

The selling broker/dealer             Since these shares have no           In addition to a 1.00% up-front
may retain the sales                  up-front sales charges, the          sales charge, the Distributor
charge you pay on these               Distributor pays the seller          pays the seller 1.00% of the
shares.                               4.00% of the purchase                purchase amount.
                                      amount.

------------------------------------- ------------------------------------ -----------------------------------
     We  use  part of the proceeds from the contingent-deferred sales charge and the  12b-1  fee  to  defray  these  payments.
------------------------------------- ------------------------------------ -----------------------------------

FINANCIAL  HIGHLIGHTS

The financial highlights table summarizes each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions). PRICEWATERHOUSECOOPERS LLP has audited this information, along with the Funds' financial statements. We have included their report in the Funds' annual report, which is available upon request.

----------------------------------------------
--------------------------------------------------------------------------------

The tax components of dividends paid during the year ended December 31, 2001 were as follows:

Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding during the year or period ended December 31

                                              CONSECO  SCIENCE
CLASS A SHARES                               & TECHNOLOGY FUND               CONSECO 20 FUND                CONSECO EQUITY FUND
                                            --------------------  ----------------------------------------  --------------------
                                              2001     2000 (f)     2001       2000       1999      1998       2001       2000
                                            --------------------  ----------------------------------------  --------------------
Net asset value per share,
  beginning of period. . . . . . . . . . .  $   6.94   $  10.00   $  11.76   $  20.68   $ 12.80   $ 10.00   $    9.86   $ 16.27
Income from investment operations (a):
  Net investment income (loss) . . . . . .     (0.04)     (0.05)     (0.08)     (0.28)    (0.18)    (0.02)      (0.01)    (0.13)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments . . . .     (3.89)     (3.01)     (5.56)     (5.22)     9.19      2.82       (1.06)     0.40
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations. . . . . . . . . .     (3.93)     (3.06)     (5.64)     (5.50)     9.01      2.80       (1.07)     0.27
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income .. . . . . . . . . .         -          -          -          -         -         -           -         -
  Distributions of net realized gains  . .         -          -          -      (3.42)    (1.13)        -    (0.00)(h)    (6.68)
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions .. . . . . . . . . .         -          -          -      (3.42)    (1.13)        -       (0.00)    (6.68)
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share,
    end of period. . . . . . . . . . . . .  $   3.01   $   6.94   $   6.12   $  11.76   $ 20.68   $ 12.80   $    8.79   $  9.86
--------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d) . . . . . . . . .   (56.63%)   (30.60%)   (47.96%)   (25.67%)    70.40%    28.00%    (10.93%)     4.97%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period. . . . . . . . . . . . .  $ 16,077   $ 19,850   $ 23,948   $ 33,439   $53,463   $33,845   $  14,268   $15,210
  Ratio of expenses to
    average net assets (b)(e):
    Before expense reimbursement . . . . .      2.18%      2.17%      1.67%      1.51%     1.70%     2.15%       1.60%     1.47%
    After expense reimbursement . .. . . .      1.75%      1.75%      1.67%      1.51%     1.68%     1.75%       1.50%     1.47%
  Ratio of net investment income (loss)
    to average net assets (b)(e) . . . . .    (1.50%)    (1.23%)    (1.19%)    (1.14%)   (1.02%)   (0.22%)     (0.08%)   (0.80%)

CLASS A SHARES                                   CONSECO EQUITY FUND      CONSECO LARGE-CAP FUND
                                            ----------------------------  ----------------------
                                              1999      1998      1997      2001       2000(f)
                                            ----------------------------  ----------------------
Net asset value per share,
  beginning of period. . . . . . . . . . .  $ 12.55   $ 11.07   $ 10.00   $   8.43   $    10.00
Income from investment operations (a):
  Net investment income (loss) . . . . . .    (0.14)        -     (0.04)     (0.06)           -
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments . . . .     7.18      1.79      2.33      (1.77)       (1.57)
------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations. . . . . . . . . .     7.04      1.79      2.29      (1.83)       (1.57)
------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income .. . . . . . . . . .        -     (0.01)        -          -            -
  Distributions of net realized gains  . .    (3.32)    (0.30)    (1.22)         -            -
------------------------------------------------------------------------------------------------
  Total distributions .. . . . . . . . . .    (3.32)    (0.31)    (1.22)         -            -
------------------------------------------------------------------------------------------------
  Net asset value per share,
    end of period. . . . . . . . . . . . .  $ 16.27   $ 12.55   $ 11.07   $   6.60     $   8.43
------------------------------------------------------------------------------------------------
  Total return (b)(c)(d) . . . . . . . . .    56.21%    16.11%    22.90%   (21.71%)     (15.70%)
------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period. . . . . . . . . . . . .  $29,480   $26,203   $ 4,877   $  9,417     $ 13,737
  Ratio of expenses to
    average net assets (b)(e):
    Before expense reimbursement . . . . .     1.66%     2.10%     4.85%      1.96%        2.06%
    After expense reimbursement . .. . . .     1.50%     1.50%     1.50%      1.50%        1.50%
  Ratio of net investment income (loss)
    to average net assets (b)(e) . . . . .   (0.83%)        -    (0.35%)    (0.80%)      (0.16%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000, 1998 and 1997. Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31, 2001.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.75% for the Conseco Science & Technology and Conseco 20, 1.50% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced, 1.55% for the Conseco Convertible Securities, 1.40% for the Conseco High Yield and 1.10% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2002.
(c) Total return figures do not include sales charges; results would be lower if sales charges were included.

                                                                                                             CONSECO FUND GROUP
                                                                                                             2001 Annual Report
---------------------------------------------------------------------------------------------------------------------------------


            CONSECO BALANCED FUND                  CONSECO CONVERTIBLE SECURITIES FUND              CONSECO HIGH YIELD FUND
-----------------------------------------------  ---------------------------------------  ----------------------------------------
  2001      2000      1999      1998      1997      2001       2000      1999    1998(g)     2001      2000       1999      1998
-----------------------------------------------  ---------------------------------------  ----------------------------------------
  11.08   $ 13.51   $ 11.69   $ 10.73   $ 10.00   $  11.80   $ 14.93   $ 11.00   $ 10.00   $  8.20   $  10.00   $ 10.00   $ 10.00

   0.25      0.28      0.22      0.30      0.28       0.30      0.43      0.46      0.10      0.79       0.81      1.00      0.76

  (0.96)     0.64      3.18      1.03      1.43      (1.63)    (1.08)     3.89      1.00     (0.41)     (1.83)    (0.13)    (0.10)
----------------------------------------------------------------------------------------------------------------------------------

  (0.71)     0.92      3.40      1.33      1.71      (1.33)    (0.65)     4.35      1.10      0.38      (1.02)     0.87      0.66
----------------------------------------------------------------------------------------------------------------------------------

  (0.24)    (0.25)    (0.23)    (0.24)    (0.27)     (0.36)    (0.36)    (0.27)    (0.10)    (0.82)     (0.78)    (0.87)    (0.66)
      -     (3.10)    (1.35)    (0.13)    (0.71)     (0.49)    (2.12)    (0.15)        -         -          -         -         -
----------------------------------------------------------------------------------------------------------------------------------
  (0.24)    (3.35)    (1.58)    (0.37)    (0.98)     (0.85)    (2.48)    (0.42)    (0.10)    (0.82)     (0.78)    (0.87)    (0.66)
----------------------------------------------------------------------------------------------------------------------------------

  10.13   $ 11.08   $ 13.51   $ 11.69   $ 10.73   $   9.62   $ 11.80   $ 14.93   $ 11.00   $  7.76   $   8.20   $ 10.00   $ 10.00
----------------------------------------------------------------------------------------------------------------------------------
 (6.37%)     7.29%    29.44%    12.45%    17.19%   (11.27%)   (3.56%)    40.12%    11.04%     4.78%   (10.74%)     9.03%     6.56%
----------------------------------------------------------------------------------------------------------------------------------

 22,802   $24,311   $31,932   $26,064   $ 1,076   $  4,482   $15,022   $22,927   $27,611   $27,712   $ 19,689   $42,591   $28,199

  1.68%      1.74%     1.96%     2.26%    12.44%      1.90%     1.70%     1.95%     2.12%     1.61%      1.58%     1.66%     2.12%
  1.50%      1.50%     1.50%     1.50%     1.50%      1.55%     1.55%     1.55%     1.55%     1.40%      1.40%     1.40%     1.40%

  2.43%      1.92%     1.87%     2.66%   (2.50%)      3.15%     2.49%     2.11%     3.80%     9.95%      8.43%     8.93%     7.76%


             CONSECO FIXED INCOME FUND
-------------------------------------------------
    2001      2000      1999      1998     1997
-------------------------------------------------
  $  9.94   $  9.60   $ 10.21   $ 10.13   $10.00

     0.55      0.62      0.63      0.55     0.66

     0.30      0.33     (0.65)     0.20     0.18
-------------------------------------------------

     0.85      0.95     (0.02)     0.75     0.84
-------------------------------------------------

    (0.55)    (0.61)    (0.56)    (0.55)   (0.58)
    (0.10)        -     (0.03)    (0.12)   (0.13)
-------------------------------------------------
    (0.65)    (0.61)    (0.59)    (0.67)   (0.71)
-------------------------------------------------

  $ 10.14   $  9.94   $  9.60   $ 10.21   $10.13
-------------------------------------------------
     8.66%    10.30%   (0.27%)     7.57%    8.66%
-------------------------------------------------

  $65,303   $32,693   $30,681   $30,684   $  153

     1.33%     1.44%     1.64%     1.94%   13.67%
     1.13%     1.25%     1.25%     1.25%    1.25%

     5.44%     6.42%     5.69%     5.28%    5.51%

(d)  Not annualized for periods of less than one full year.
(e)  Annualized for periods of less than one full year.
(f)  Period from July 1, 2000 (commencement of operations) through December 31,2000.
(g)  Period from September 28, 1998 (commencement of operations) through December 31, 1998.
(h)  Amount calculated is less than $0.005 per share.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the year or period ended December 31


                                           CONSECO SCIENCE
                                          & TECHNOLOGY FUND               CONSECO 20 FUND                 CONSECO EQUITY FUND
                                         --------------------  ----------------------------------------  --------------------
CLASS B SHARES                             2001     2000 (f)     2001       2000       1999    1998(g)      2001       2000
                                         --------------------  ----------------------------------------  --------------------
Net asset value per share,
  beginning of period . . . . . . . . .  $   6.93   $  10.00   $  11.48   $  20.40   $ 12.71   $ 11.21   $    9.63   $ 16.13
Income from investment operations (a):
  Net investment income (loss). . . . .     (0.07)     (0.05)     (0.13)     (0.39)    (0.10)    (0.07)      (0.05)    (0.20)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments .. .     (3.88)     (3.02)     (5.40)     (5.11)     8.94      1.57       (1.04)     0.38
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations . . . . . . . .     (3.95)     (3.07)     (5.53)     (5.50)     8.84      1.50       (1.09)     0.18
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income . . . . . . . . .         -          -          -          -         -         -           -         -
  Distributions of net realized gains .         -          -          -      (3.42)    (1.15)        -    (0.00)(m)    (6.68)
-----------------------------------------------------------------------------------------------------------------------------
  Total distributions . . . . . . . . .         -          -          -      (3.42)    (1.15)        -       (0.00)    (6.68)
-----------------------------------------------------------------------------------------------------------------------------
  Net asset value per share,
    end of period . . . . . . . . . . .  $   2.98   $   6.93   $   5.95   $  11.48   $ 20.40   $ 12.71   $    8.54   $  9.63
-----------------------------------------------------------------------------------------------------------------------------
  Total return (b)(c)(d). . . . . . . .   (57.00%)   (30.70%)   (48.17%)   (25.99%)    69.56%    13.38%    (11.30%)     4.44%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period . . . . . . . . . . .  $  2,348   $  4,699   $ 46,136   $ 89,044   $71,233   $ 7,270   $  22,075   $19,621
  Ratio of expenses to
    average net assets (b)(e):
    Before expense reimbursement. . . .      2.68%      2.67%      2.17%      2.01%     2.20%     2.73%       2.10%     1.97%
    After expense reimbursement . . . .      2.25%      2.25%      2.17%      2.01%     2.18%     2.25%       2.00%     1.97%
  Ratio of net investment income (loss)
    to average net assets (b)(e). . . .    (2.00%)    (1.73%)    (1.69%)    (1.64%)   (1.52%)   (0.78%)     (0.58%)   (1.30%)



                                        CONSECO EQUITY FUND  CONSECO LARGE-CAP FUND
                                         ------------------  ---------------------
CLASS B SHARES                             1999    1998(h)      2001       2000(f)
                                         ------------------  ---------------------
Net asset value per share,
  beginning of period . . . . . . . . .  $ 12.47   $ 11.09   $    8.41   $  10.00
Income from investment operations (a):
  Net investment income (loss). . . . .    (0.14)    (0.06)      (0.08)     (0.01)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments .. .     7.07      1.75       (1.78)     (1.58)
----------------------------------------------------------------------------------
Total income (loss) from
  investment operations . . . . . . . .     6.93      1.69       (1.86)     (1.59)
----------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income . . . . . . . . .        -     (0.01)          -          -
  Distributions of net realized gains .    (3.27)    (0.30)          -          -
----------------------------------------------------------------------------------
  Total distributions . . . . . . . . .    (3.27)    (0.31)          -          -
----------------------------------------------------------------------------------
  Net asset value per share,
    end of period . . . . . . . . . . .  $ 16.13   $ 12.47   $    6.55   $   8.41
----------------------------------------------------------------------------------
  Total return (b)(c)(d). . . . . . . .    55.63%    15.20%    (22.12%)   (15.90%)
----------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period . . . . . . . . . . .  $ 3,489     $1,634     $5,439   $  8,096
  Ratio of expenses to
    average net assets (b)(e):
    Before expense reimbursement. . . .     2.16%     4.85%       2.46%      2.56%
    After expense reimbursement . . . .     2.00%     2.00%       2.00%      2.00%
  Ratio of net investment income (loss)
    to average net assets (b)(e). . . .   (1.33%)   (0.60%)     (1.30%)    (0.66%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000, 1998 and 1997. Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31, 2001.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.25% for the Conseco Science & Technology and Conseco 20, 2.00% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced, 2.05% for the Conseco Convertible Securities, 1.90% for the Conseco High Yield and 1.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2002.
(c) Total return figures do not include sales charges; results would be lower if sales charges were included.
(d)  Not annualized for periods of less than one full year.
(e)  Annualized for periods of less than one full year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.

                                                                                                             CONSECO FUND GROUP
                                                                                                             2001 Annual Report
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         CONSECO
                                                                                                                          FIXED
                                                                                                                         INCOME
       CONSECO BALANCED FUND             CONSECO CONVERTIBLE SECURITIES FUND            CONSECO HIGH YIELD FUND            FUND
-------------------------------------  ---------------------------------------  ---------------------------------------  --------
  2001      2000     1999    1998(I)     2001       2000      1999    1998(J)     2001      2000       1999    1998(K)     2001
-------------------------------------  ---------------------------------------  ---------------------------------------  --------
 10.92    $ 13.38   $11.61   $ 11.20   $  11.74   $ 14.88   $ 11.00   $ 10.00   $  8.16   $   9.97   $  9.97   $ 10.44   $  9.91
  0.20       0.19     0.12      0.19       0.24      0.34      0.06      0.08      0.76       0.73      0.55      0.60      0.51
 (0.94)      0.66     3.18      0.57      (1.63)    (1.07)     4.21      1.00     (0.43)     (1.80)     0.28     (0.48)     0.29
---------------------------------------------------------------------------------------------------------------------------------

 (0.74)      0.85     3.30      0.76      (1.39)    (0.73)     4.27      1.08      0.33      (1.07)     0.83      0.12      0.80
---------------------------------------------------------------------------------------------------------------------------------

 (0.20)     (0.21)   (0.18)    (0.22)     (0.30)    (0.29)    (0.24)    (0.08)    (0.78)     (0.74)    (0.83)    (0.59)    (0.51)
     -      (3.10)   (1.35)    (0.13)     (0.49)    (2.12)    (0.15)        -         -          -         -         -     (0.10)
---------------------------------------------------------------------------------------------------------------------------------
 (0.20)     (3.31)   (1.53)    (0.35)     (0.79)    (2.41)    (0.39)    (0.08)    (0.78)     (0.74)    (0.83)    (0.59)    (0.61)
---------------------------------------------------------------------------------------------------------------------------------

  9.98    $ 10.92   $13.38   $ 11.61   $   9.56   $ 11.74   $ 14.88   $ 11.00   $  7.71   $   8.16   $  9.97   $  9.97   $ 10.10
---------------------------------------------------------------------------------------------------------------------------------
(6.79%)      6.79%   28.79%     6.83%   (11.77%)   (4.07%)    39.40%    10.89%     4.17%   (11.31%)     8.57%     1.12%     8.16%
---------------------------------------------------------------------------------------------------------------------------------
20,279    $13,958   $2,854   $ 1,301   $ 17,903   $30,872   $13,690   $     1   $48,857   $ 41,319   $47,433   $11,271   $38,793
  2.18%      2.24%    2.46%     3.93%      2.40%     2.20%     2.45%   154.76%     2.11%      2.08%     2.16%     2.75%     1.80%
  2.00%      2.00%    2.00%     2.00%      2.05%     2.05%     2.05%     2.05%     1.90%      1.90%     1.90%     1.90%     1.60%
  1.93%      1.42%    1.37%     2.09%      2.65%     1.99%     1.61%     3.02%     9.45%      7.93%     8.43%     7.27%     4.98%



  CONSECO FIXED INCOME FUND
-------------------------------
    2000      1999    1998(L)
-------------------------------
   $ 9.59   $ 10.19   $ 10.24
     0.58      0.41      0.36
     0.32     (0.46)     0.14
-------------------------------

     0.90     (0.05)     0.50
-------------------------------

    (0.58)    (0.52)    (0.45)
        -     (0.03)    (0.10)
-------------------------------
    (0.58)    (0.55)    (0.55)
-------------------------------

   $ 9.91   $  9.59   $ 10.19
-------------------------------
     9.74%   (0.49%)     4.97%
-------------------------------
   $9,340   $ 5,230   $ 2,619
     1.79%     1.99%     2.77%
     1.60%     1.60%     1.60%
     6.07%     5.34%     4.83%

(g)  Period from February 18, 1998 (commencement of operations) through December 31, 1998.
(h)  Period from January 28, 1998 (commencement of operations) through December 31, 1998.
(i)  Period from February 10, 1998 (commencement of operations) through December 31, 1998.
(j)  Period from September 28, 1998 (commencement of operations) through December 31 ,1998.
(k)  Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(l)  Period from March 20, 1998 (commencement of operations) through December 31, 1998.
(m)  Amount calculated is less than $0.005 per share.

Financial  Highlights
------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the year or period ended December 31



                                                CONSECO
                                               SCIENCE &
                                            TECHNOLOGY FUND                  CONSECO 20 FUND              CONSECO EQUITY FUND
                                          --------------------  ----------------------------------------  --------------------
CLASS C SHARES                              2001      2000(f)     2001       2000       1999    1998(g)      2001       2000
                                          --------------------  ----------------------------------------  --------------------
Net asset value per share,
  beginning of period. . . . . . . . . .  $   6.92   $  10.00   $  11.52   $  20.46   $ 12.75   $ 11.82   $    9.63   $ 16.12
Income from investment operations (a):
  Net investment income (loss) . . . . .     (0.06)     (0.05)     (0.12)     (0.39)    (0.09)    (0.07)      (0.04)    (0.20)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments .         (3.87)     (3.03)     (5.42)     (5.13)     8.96      1.00       (1.04)     0.39
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations. . . . . . . . .     (3.93)     (3.08)     (5.54)     (5.52)     8.87      0.93       (1.08)     0.19
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income. . . . . . . . . .         -          -          -          -         -         -           -         -
  Distributions of net realized gains  .         -          -          -      (3.42)    (1.16)        -    (0.00)(m)    (6.68)
------------------------------------------------------------------------------------------------------------------------------
  Total distributions. . . . . . . . . .         -          -          -      (3.42)    (1.16)        -       (0.00)    (6.68)
------------------------------------------------------------------------------------------------------------------------------
Net asset value per share,
  end of period .. . . . . . . . . . . .  $   2.99   $   6.92   $   5.98   $  11.52   $ 20.46   $ 12.75   $    8.55   $  9.63
------------------------------------------------------------------------------------------------------------------------------
Total return (b)(c)(d) . . . . . . . . .   (56.79%)   (30.80%)   (48.09%)   (26.02%)    69.54%     7.87%    (11.19%)     4.51%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period. . . . . . . . . . . .  $  4,684   $  5,122   $ 40,383   $ 64,272   $37,093   $ 2,982   $  20,055   $13,793
  Ratio of expenses to
    average net assets (b)(e):
    Before expense reimbursement . . . .      2.68%      2.67%      2.17%      2.01%     2.20%     2.72%       2.10%     1.97%
    After expense reimbursement. . . . .      2.25%      2.25%      2.17%      2.01%     2.18%     2.25%       2.00%     1.97%
  Ratio of net investment income (loss)
    to average net assets (b)(e) . . . .    (2.00%)    (1.73%)    (1.69%)    (1.64%)   (1.52%)   (0.81%)     (0.57%)   (1.30%)


                                         CONSECO EQUITY FUND  CONSECO LARGE-CAP FUND
                                          ------------------  ----------------------
CLASS C SHARES                              1999    1998(h)     2001      2000(f)
                                          ------------------  ----------------------
Net asset value per share,
  beginning of period. . . . . . . . . .  $ 12.54   $ 11.98   $   8.42   $  10.00
Income from investment operations (a):
  Net investment income (loss) . . . . .    (0.07)    (0.06)     (0.10)     (0.01)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments .         7.02      0.93      (1.76)     (1.57)
----------------------------------------------------------------------------------
Total income (loss) from
  investment operations. . . . . . . . .     6.95      0.87      (1.86)     (1.58)
----------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income. . . . . . . . . .        -     (0.01)         -          -
  Distributions of net realized gains  .    (3.37)    (0.30)         -          -
----------------------------------------------------------------------------------
  Total distributions. . . . . . . . . .    (3.37)    (0.31)         -          -
----------------------------------------------------------------------------------
Net asset value per share,
  end of period .. . . . . . . . . . . .  $ 16.12   $ 12.54   $   6.56   $   8.42
----------------------------------------------------------------------------------
Total return (b)(c)(d) . . . . . . . . .    55.89%     7.21%   (22.09%)   (15.80%)
----------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets (dollars in thousands),
    end of period. . . . . . . . . . . .  $ 2,972   $   616   $  4,825   $  7,513
  Ratio of expenses to
    average net assets (b)(e):
    Before expense reimbursement . . . .     2.16%     8.51%      2.46%      2.56%
    After expense reimbursement. . . . .     2.00%     2.00%      2.00%      2.00%
  Ratio of net investment income (loss)
    to average net assets (b)(e) . . . .   (1.33%)   (0.68%)    (1.30%)    (0.66%)

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000, 1998 and 1997. Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31, 2001.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 2.25% for the Conseco Science & Technology and Conseco 20, 2.00% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced, 2.05% for the Conseco Convertible Securities, 1.90% for the Conseco High Yield and 1.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2002.
(c) Total return figures do not include sales charges; results would be lower if sales charges were included.
(d)  Not annualized for periods of less than one full year.
(e)  Annualized for periods of less than one full year.

                                                                                                             CONSECO FUND GROUP
                                                                                                             2001 Annual Report
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                                        CONSECO
                                                                                                                         FIXED
                                                                                                                        INCOME
       CONSECO BALANCED FUND            CONSECO CONVERTIBLE SECURITIES FUND            CONSECO HIGH YIELD FUND           FUND
------------------------------------  --------------------------------------  ---------------------------------------  --------
  2001     2000     1999    1998(i)     2001       2000     1999    1998(j)     2001      2000       1999    1998(k)     2001
------------------------------------  --------------------------------------  ---------------------------------------  --------
  11.01   $13.46   $11.66   $ 11.31   $  11.78   $ 14.91   $11.00   $ 10.00   $  8.15   $   9.95   $  9.95   $ 10.44   $  9.95

   0.19     0.19     0.13      0.20       0.24      0.34     0.06      0.08      0.75       0.73      0.50      0.59      0.51


  (0.94)    0.66     3.20      0.48      (1.63)    (1.06)    4.23      1.00     (0.42)     (1.79)     0.33     (0.50)     0.30
-------------------------------------------------------------------------------------------------------------------------------

  (0.75)    0.85     3.33      0.68      (1.39)    (0.72)    4.29      1.08      0.33      (1.06)     0.83      0.09      0.81
-------------------------------------------------------------------------------------------------------------------------------

  (0.20)   (0.20)   (0.18)    (0.20)     (0.30)    (0.29)   (0.23)    (0.08)    (0.78)     (0.74)    (0.83)    (0.58)    (0.51)
      -    (3.10)   (1.35)    (0.13)     (0.49)    (2.12)   (0.15)        -         -          -         -         -     (0.10)
-------------------------------------------------------------------------------------------------------------------------------
  (0.20)   (3.30)   (1.53)    (0.33)     (0.79)    (2.41)   (0.38)    (0.08)    (0.78)     (0.74)    (0.83)    (0.58)    (0.61)
-------------------------------------------------------------------------------------------------------------------------------

 $10.06   $11.01   $13.46   $ 11.66   $   9.60   $ 11.78   $14.91   $ 11.00   $  7.70   $   8.15   $  9.95   $  9.95   $ 10.15
-------------------------------------------------------------------------------------------------------------------------------
 (6.77%)    6.79%   28.81%     6.10%   (11.72%)   (3.99%)   39.52%    10.89%     4.18%   (11.22%)     8.60%     0.88%     8.26%
-------------------------------------------------------------------------------------------------------------------------------

$28,946   $8,487   $2,264   $ 1,197   $  7,417   $11,919   $4,107   $     1   $25,532   $ 18,645   $18,541   $ 3,685   $57,239

   2.18%    2.24%    2.46%     3.40%      2.40%     2.20%    2.45%   154.76%     2.11%      2.08%     2.16%     3.03%     1.80%

   2.00%    2.00%    2.00%     2.00%      2.05%     2.05%    2.05%     2.05%     1.90%      1.90%     1.90%     1.90%     1.60%

   1.93%    1.42%    1.37%     2.08%      2.65%     1.99%    1.61%     3.02%     9.45%      7.93%     8.43%     7.22%     4.98%


 CONSECO FIXED INCOME FUND
---------------------------
   2000      1999   1998(l)
---------------------------
$ 9.63   $ 10.23   $ 10.13

  0.58      0.41      0.38

  0.32     (0.45)     0.26
---------------------------

  0.90     (0.04)     0.64
---------------------------

 (0.58)    (0.53)    (0.44)

     -     (0.03)    (0.10)
---------------------------
 (0.58)    (0.56)    (0.54)
---------------------------

$ 9.95   $  9.63   $ 10.23
---------------------------
  9.69%   (0.47%)     6.44%
---------------------------

$5,171   $ 2,655   $   539

  1.79%     1.99%     5.91%

  1.60%     1.60%     1.60%

  6.07%     5.34%     4.98%

(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from March 10, 1998 (commencement of operations) through December 31, 1998.
(h) Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(i) Period from February 13, 1998 (commencement of operations) through December 31, 1998.
(j) Period from September 28, 1998 (commencement of operations) through December 31 ,1998.
(k) Period from February 19, 1998 (commencement of operations) through December 31, 1998.
(l) Period from March 5, 1998 (commencement of operations) through December 31, 1998.
(m)  Amount calculated is less than $0.005 per share.

Financial  Highlights
------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the year or period ended December 31


                                           CONSECO SCIENCE &
                                           TECHNOLOGY FUND                  CONSECO 20 FUND               CONSECO EQUITY FUND
                                         --------------------  ----------------------------------------  ---------------------
CLASS Y SERIES                             2001      2000(f)     2001       2000       1999    1998(g)      2001       2000
                                         --------------------  ----------------------------------------  ---------------------
Net asset value per share,
  beginning of period . . . . . . . . .  $   6.96   $  10.00   $  11.70   $  20.49   $ 12.68   $ 12.33   $   10.16   $  16.47
Income from investment operations (a):
  Net investment income (loss). . . . .     (0.04)     (0.02)     (0.05)     (0.16)    (0.01)     0.04        0.03      (0.05)
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments. . .     (3.89)     (3.02)     (5.52)     (5.21)     9.04      0.31       (1.09)      0.42
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations . . . . . . . .     (3.93)     (3.04)     (5.57)     (5.37)     9.03      0.35       (1.06)      0.37
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income . . . . . . . . .         -          -          -          -         -         -       (0.01)         -
  Distributions of net realized gains .         -          -          -      (3.42)    (1.22)        -    (0.00)(c)     (6.68)
------------------------------------------------------------------------------------------------------------------------------
  Total distributions . . . . . . . . .         -          -          -      (3.42)    (1.22)        -       (0.01)     (6.68)
------------------------------------------------------------------------------------------------------------------------------
  Net asset value per share,
    end of period . . . . . . . . . . .  $   3.03   $   6.96   $   6.13   $  11.70   $ 20.49   $ 12.68   $    9.09   $  10.16
------------------------------------------------------------------------------------------------------------------------------
  Total return (b)(d) . . . . . . . . .   (56.47%)   (30.40%)   (47.61%)   (25.23%)    71.36%     2.84%    (10.38%)      5.51%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
    Net assets (dollars in thousands),
      end of period . . . . . . . . . .  $  1,080   $  2,242   $ 20,149   $ 30,401   $55,806   $   172   $  87,671   $106,512
  Ratio of expenses to
    average net assets (b)(e):
    Before expense reimbursement. . . .      1.68%      1.67%      1.17%      1.01%     1.20%     3.77%       1.10%      0.97%
    After expense reimbursement . . . .      1.25%      1.25%      1.17%      1.01%     1.18%     1.25%       1.00%      0.97%
  Ratio of net investment income (loss)
    to average net assets (b)(e). . . .    (1.00%)    (0.73%)    (0.69%)    (0.64%)   (0.52%)     0.62%       0.42%    (0.30%)


                                                                               CONSECO
                                                CONSECO EQUITY FUND         LARGE-CAP FUND
                                         -----------------------------  --------------------
CLASS Y SERIES                               1999       1998      1997      2001     2000(f)
                                         -----------------------------  --------------------
Net asset value per share,
  beginning of period . . . . . . . . .  $  12.67   $ 11.13   $ 10.00   $   8.45   $  10.00
Income from investment operations (a):
  Net investment income (loss). . . . .     (0.03)     0.05         -      (0.01)         -
  Net realized gains (losses) and
    change in unrealized appreciation
    or depreciation on investments .         7.24      1.83      2.35      (1.79)     (1.55)
--------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations . . . . . . . .      7.21      1.88      2.35      (1.80)     (1.55)
--------------------------------------------------------------------------------------------
Distributions:
  Dividends from net
    investment income . . . . . . . . .         -     (0.04)        -          -          -
  Distributions of net realized gains .     (3.41)    (0.30)    (1.22)         -          -
--------------------------------------------------------------------------------------------
  Total distributions . . . . . . . . .     (3.41)    (0.34)    (1.22)         -          -
--------------------------------------------------------------------------------------------
  Net asset value per share,
    end of period . . . . . . . . . . .  $  16.47   $ 12.67   $ 11.13   $   6.65   $   8.45
--------------------------------------------------------------------------------------------
  Total return (b)(d) . . . . . . . . .     57.13%    16.82%    23.50%   (21.30%)   (15.50%)
--------------------------------------------------------------------------------------------
Ratios/supplemental data:
    Net assets (dollars in thousands),
      end of period . . . . . . . . . .  $110,008   $60,816   $60,334   $  2,064   $  1,268
  Ratio of expenses to
    average net assets (b)(e):
    Before expense reimbursement. . . .      1.16%     1.42%     1.24%      1.46%      1.56%
    After expense reimbursement . . . .      1.00%     1.00%     1.00%      1.00%      1.00%
  Ratio of net investment income (loss)
    to average net assets (b)(e). . . .    (0.33%)     0.40%     0.03%    (0.30%)      0.34%

(a) Per share amounts presented are based on an average of monthly shares outstanding for the periods ended December 31, 2000, 1998 and 1997. Per share amounts for Conseco Convertible Securities Fund only are presented based on an average of monthly shares outstanding for the year ended December 31, 2001.
(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, 1.25% for the Conseco Science & Technology and Conseco 20, 1.00% for the Conseco Equity, Conseco Large-Cap and Conseco Balanced, 1.05% for the Conseco Convertible Securities, 0.90% for the Conseco High Yield and 0.60% for the Conseco Fixed Income Funds. These contractual limits may be discontinued at any time after April 30, 2002.
(c)  Amount calculated is less than $0.005 per share.

                                                                                                            CONSECO FUND GROUP
                                                                                                            2001 Annual Report
------------------------------------------------------------------------------------------------------------------------------


             CONSECO BALANCED FUND               CONSECO CONVERTIBLE SECURITIES FUND             CONSECO HIGH YIELD FUND
---------------------------------------------  ---------------------------------------  --------------------------------------
 2001       2000     1999     1998      1997      2001       2000      1999    1998(G)     2001      2000       1999     1998
---------------------------------------------  ---------------------------------------  --------------------------------------
11.17    $ 13.59   $11.75   $10.78   $ 10.00   $  11.81   $ 14.94   $ 11.00   $ 10.00   $  8.24   $  10.03   $ 10.02   $10.49

 0.31       0.34     0.24     0.32      0.19       0.35      0.51      0.04      0.11      0.82       0.90      0.45     0.62

(0.96)      0.66     3.24     1.06      1.58      (1.64)    (1.08)     4.38      1.00     (0.41)     (1.86)     0.48    (0.48)
---------------------------------------------  ---------------------------------------  --------------------------------------

(0.65)      1.00     3.48     1.38      1.77      (1.29)    (0.57)     4.42      1.11      0.41      (0.96)     0.93     0.14
---------------------------------------------  ---------------------------------------  --------------------------------------

(0.30)     (0.32)   (0.29)   (0.28)    (0.28)     (0.41)    (0.44)    (0.33)    (0.11)    (0.86)     (0.83)    (0.92)   (0.61)

    -      (3.10)   (1.35)   (0.13)    (0.71)     (0.49)    (2.12)    (0.15)        -         -          -         -        -
---------------------------------------------  ---------------------------------------  --------------------------------------
(0.30)     (3.42)   (1.64)   (0.41)    (0.99)     (0.90)    (2.56)    (0.48)    (0.11)    (0.86)     (0.83)    (0.92)   (0.61)
---------------------------------------------  ---------------------------------------  --------------------------------------

10.22    $ 11.17   $13.59   $11.75   $ 10.78   $   9.62   $ 11.81   $ 14.94   $ 11.00   $  7.79   $   8.24   $ 10.03   $10.02
---------------------------------------------  ---------------------------------------  --------------------------------------
(5.83%)     7.82%   30.07%   12.90%    17.87%   (10.87%)   (3.04%)    40.91%    11.17%     5.15%   (10.14%)     9.64%    1.36%
---------------------------------------------  ---------------------------------------  --------------------------------------

16,912   $15,784   $9,186   $4,138   $12,037   $  5,475   $ 9,787   $30,357   $     1   $11,913   $  7,388   $24,021   $1,237

 1.18%      1.24%    1.46%    2.19%     2.14%       .40%     1.20%     1.45%   149.31%     1.11%      1.08%     1.16%    3.24%

 1.00%      1.00%    1.00%    1.00%     1.00%      1.05%     1.05%     1.05%     1.05%     0.90%      0.90%     0.90%    0.90%

 2.93%      2.42%    2.37%    2.67%     2.76%      3.65%     2.99%     2.61%     3.87%    10.45%      8.93%     9.43%    7.66%


            CONSECO FIXED INCOME FUND
------------------------------------------------
   2001      2000      1999      1998      1997
------------------------------------------------
$  9.98   $  9.64   $ 10.25   $ 10.15   $ 10.00

   0.61      0.69      0.58      0.65      0.68

   0.28      0.32     (0.54)     0.17      0.21
------------------------------------------------

   0.89      1.01      0.04      0.82      0.89
------------------------------------------------
  (0.60)    (0.67)    (0.62)    (0.60)    (0.61)

  (0.10)        -     (0.03)    (0.12)    (0.13)
------------------------------------------------
  (0.70)    (0.67)    (0.65)    (0.72)    (0.74)
------------------------------------------------

$ 10.17   $  9.98   $  9.64   $ 10.25   $ 10.15
------------------------------------------------
   9.20%    10.96%     0.38%     8.32%     9.18%
------------------------------------------------
$48,376   $27,189   $27,044   $14,403   $21,876

   0.80%     0.79%     0.99%     1.46%     1.44%

   0.60%     0.60%     0.60%     0.60%     0.60%

   5.98%     7.07%     6.34%     6.26%     6.28%

(d)  Not annualized for periods of less than one full year.
(e)  Annualized for periods of less than one full year.
(f) Period from July 1, 2000 (commencement of operations) through December 31, 2000.
(g) Period from September 28, 1998 (commencement of operations) through December 31, 1998.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------

For the year or period ended December 31


SUPPLEMENTAL DATA FOR ALL CLASSES:

                                CONSECO                            CONSECO                  CONSECO      CONSECO    CONSECO
                               SCIENCE &     CONSECO    CONSECO    LARGE-     CONSECO     CONVERTIBLE     HIGH       FIXED
                               TECHNOLOGY      20       EQUITY       CAP      BALANCED    SECURITIES      YIELD     INCOME
                                  FUND        FUND       FUND       FUND        FUND         FUND         FUND       FUND
                              ------------  ---------  ---------  ---------  ----------  -------------  ---------  ---------
Net Assets
(dollars in thousands),
  2001 . . . . . . . . . . .  $    24,188   $130,603   $144,068   $ 21,746   $  88,939   $     35,278   $114,013   $209,711
  2000(a). . . . . . . . . .       31,913    217,156    155,135     30,614      62,539         67,601     87,040     74,393
  1999 . . . . . . . . . . .          n/a    217,595    145,950        n/a      46,236         71,081    132,588     65,610
  1998(b). . . . . . . . . .          n/a     44,269     89,270        n/a      32,700         27,614     44,392     48,245
  1997 . . . . . . . . . . .          n/a        n/a     65,211        n/a      13,113            n/a        n/a     22,029
Portfolio turnover rate
  2001 . . . . . . . . . . .           39%         8%       120%        85%        226%           280%       197%       744%
  2000(a). . . . . . . . . .          263%       449%       440%       190%        386%           187%       256%       342%
  1999 . . . . . . . . . . .          n/a        280%       364%       n/a         321%           115%       312%       361%
  1998(b). . . . . . . . . .          n/a        412%       350%       n/a         341%            13%       432%       421%
  1997 . . . . . . . . . . .          n/a        n/a        199%       n/a         507%           n/a        n/a        368%

(a) Period from July 1, 2000 (commencement of operations) through December 31, 2000 for the Conseco Science & Technology Fund and the Conseco Large-Cap Fund.
(b) Period from September 28, 1998 (commencement of operations) through December 31, 1998 for the Conseco Convertible Securities Fund.

-----------------------------------------------

For  More  Information

More  information  on  the  Conseco  Fund  Group is available free upon request:

SHAREHOLDER  REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their most recent fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)

The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered part of) this prospectus. The SAI provides more details about each Fund and its policies.

To  obtain  a  shareholder  report,  SAI  or  other  information:
By  telephone

Call  800-986-3384

By  mail

Conseco  Fund  Group

Attn:  Administrative  Offices

11815  N.  Pennsylvania  Street,  K1B

Carmel,  IN  46032

On the Internet

Text-only versions of the prospectuses and other documents pertaining to the funds can be viewed online or downloaded from:

SEC
http://www.sec.gov

Conseco  Fund  Group

http://www.consecofunds.com

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.



MAY  1,  2002
                              Conseco  Money  Market  Fund

                                                                      Prospectus

                                                                  Class Y Shares
                                                    As with any mutual fund, the
                                        Securities and Exchange Commission (SEC)
                             has not approved or disapproved of these securities
                  or determined whether this prospectus is accurate or complete.
                       Any representation to the contrary is a criminal offense.


Table  of  Contents




The Fund
Conseco Money Market Fund                                                     __
Fees and Expenses                                                             __

Management of the Fund
Adviser                                                                       __
Advisory Fees                                                                 __
Portfolio Manager                                                             __
Determining Share Price                                                       __

Managing Your Conseco Fund Group Account
Essential Information                                                         __
Three Convenient Ways to Open Your Conseco Fund Group Account                 __
Important Information about Buying Conseco Fund Group Shares                  __
Important Information about Selling Conseco Fund Group Shares                 __
Special Shareholder Services                                                  __
Dividends and Distributions                                                   __
Tax Considerations                                                            __

CONSECO  MONEY  MARKET  FUND

The Conseco Money Market Fund (the "Fund") invests exclusively in high quality short-term money market instruments.

INVESTMENT  OBJECTIVE

The Fund seeks current income consistent with liquidity and stability of principal.

The Fund has the ability to change its investment objectives without shareholder approval, although it does not currently intend to do so.

ADVISER'S  STRATEGY

The portfolio management discipline at Conseco Capital Management, Inc. ("CCM" or "Adviser") emphasizes investing in those securities our research analysts consider to be of the highest quality. The portfolio is managed to achieve an income level consistent with the market while controlling risk.

     CCM's fixed-income analysts emphasize fundamental investment research in making their investment decisions. They examine the total financial resources of the issuer of any security we might consider buying. They seek to learn if the issuer, whether a business or a government entity, has the resources to support its spending plans and meet its obligations in good and bad economic times.

In considering securities issued by a business, our fixed-income analysts take the "big picture" into account. They inquire into the state of the industry the business is competing in, whether it is growing or declining. They look at the business' position in the industry and whether or not its market share is growing. They consider the quality of the goods or services it provides and its ability to innovate. They get to know its management.

This intensive fundamental research guides our funds in buying and selling securities.

The  Fund  may  invest  in  the  following  types  of  money  market securities:

* U.S. government securities including those issued by U.S. government agencies, authorities and instrumentalities.

* Bank obligations, such as time deposits, bankers' acceptances and other obligations of banks that have total assets in excess of $1 billion and are subject to regulations by the U.S. government. This includes securities issued by U.S. subsidiaries of foreign banks; London branches of domestic banks; foreign branches of domestic commercial banks; and foreign banks issuing U.S. dollar-denominated securities.

* Commercial paper, a short-term debt obligation, including variable and floating rate securities of U.S. corporations and asset-backed securities, maturing within 270 days that are rated:

     *    A-1  or  A-2  by  Standard  &  Poor's  Corporation,  or

     *    P-1  or  P-2  by  Moody's  Investor  Services,  Inc.  or,

     * If not rated are of a comparable quality as determined by the Adviser under supervision of the Board of Trustees

* Short-term corporate debt securities, i.e., corporate debt securities, other than commercial paper, maturing in 13 months or less which present minimal credit risk.

* Municipal securities issued by states and their political subdivisions (interest on municipal bonds is often exempt from federal income tax, however, the Fund typically invests in bonds that are not tax exempt).

* Up to 50% of its assets in short-term U.S. dollar-denominated debt securities of foreign issuers.

The Adviser's strategy is to construct the Fund's portfolio with an average maturity on a dollar-weighted basis of 90 days or less.

SIDEBAR:  What  is  Average-Weighted  Maturity?

Average-weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in a fund calculated so as to count most heavily those securities with the highest dollar value. Average-weighted maturity is important to investors as an indication of a fund's sensitivity to changes in interest rates.

HOW  HAS  THE  FUND  PERFORMED?

The chart and table below an indication of the Fund's risks and performance. The chart shows you how the performance of the Fund's Class Y shares has varied since its inception on May 4, 2001. The table compares the Fund's performance over time to that of broad measures of market performance.
When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

TOTAL  RETURN
(Period from May 4, 2001 (commencement of operations) through December 31, 2001*

                                      1.93%
                                      -----
                                      2001*
                                      -----

Best  Quarter       0.82%              3Q01
Worst  Quarter      0.52%              4Q01

AVERAGE  ANNUAL  TOTAL  RETURN
(Period  from May 4, 2001 (commencement of operations) through December 31, 2001

                                 Since  Inception
                                 ----------------

Class  Y  *
(inception  May  4,  2001)            1.93%

Lehman  Brothers                      4.71%
US  Treasury
(since  May  4,2001)

*    Class  Y  shares  are  sold  without  a  sales  load.


PRIMARY  RISK  CONSIDERATIONS

Any mutual fund investment is subject to risk and may decline in value. You could lose part or even all of the money you invest in the Fund.

MARKET RISK: The market value of a fund's investment will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or may affect the market as a whole.

CREDIT RISK: Because the Fund only invests in high-quality obligations and intends to limit its average maturity to 90 days or less, credit risk is minimized. Nonetheless, the issuer of a security, or one of the parties to a contract, may default or otherwise be unable to honor a financial obligation.

INTEREST RATE RISK: The yield paid by the Fund will increase or decrease with changes in short-term interest rates.

NET ASSET VALUE (NAV): There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

NOT FDIC INSURED: An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Adviser seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will be able to do so. It is possible to lose money by investing in the Fund.

FEES  AND  EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                MONEY MARKET FUND
                                Shareholder Fees
                    (fees paid directly from your investment)

                                                           Class  Y
                                                           ---------
               MAXIMUM UP-FRONT SALES CHARGE ON PURCHASES     None
               MAXIMUM DEFERRED SALES CHARGE                  None

     The Fund does not charge any fees for reinvesting dividends, or redeeming or exchanging fund shares.

                            Annual Operating Expenses
              (These expenses are deducted from the Fund's assets)

                                                           Class  Y
                                                           ---------
               MANAGEMENT FEES                               0.70%
               DISTRIBUTION  AND  SERVICE (12B-1) FEES        NONE
               OTHER EXPENSES                                0.12%
               EQUALS TOTAL ANNUAL FUND OPERATING EXPENSES   0.82%
               LESS FEE WAIVER AND/OR
               EXPENSE REIMBURSEMENT+                       (0.42%)

               EQUALS NET EXPENSES                           0.40%

+ The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through April 30, 2003 to ensure that total annual operating expenses do not exceed the Net Expense listed in the Annual Operating Expenses table. This arrangement does not cover interest expenses, taxes, brokerage commissions and extraordinary expenses. The Adviser and Administrator may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

EXPENSE  EXAMPLE

This example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                                    1 Year     3 Years*     5 Years*   10 Years*
                                    ------     --------     -------     --------
Money Market Fund                     41         220          414           974

+ The example for 3, 5 and 10 years does not take into account the expense waiver/reimbursement described above. Under the reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.


MANAGEMENT  OF  THE  FUND

ADVISER

Conseco Capital Management, Inc., ("CCM"), the Fund's investment adviser (the "Adviser"), located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032 is a wholly-owned subsidiary of Conseco, Inc., a publicly held financial services company (NYSE:CNC) that provides investment, lending and insurance products to more than 12 million customers. CCM manages investments for Conseco, Inc., Conseco Fund Group and other affiliated mutual funds, as well as, endowments, corporate and government pension funds, Taft-Hartley pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of December 31, 2001, CCM managed more than $31 billion.

ADVISORY  FEES

As compensation for advisory services, CCM receives fees of 0.50% annually of the Fund's average daily net assets.

PORTFOLIO  MANAGER




FUND MANAGER            WITH CCM SINCE    PROFESSIONAL EXPERIENCE                       FUNDS
------------            --------------    -----------------------                       ------
Gregory J. Hahn, CFA   1989               *  Responsible for portfolio analysis and     Conseco Balanced
Fixed Income                                 management of the institutional client     (fixed income portion)
Portfolio Manager                            accounts and analytical support for        Conseco Fixed Income
Conseco Capital                              taxable portfolios                         Conseco Money Market Fund
Management, Inc                           *  Responsible for SEC registered
                                             investment products
                                          *  Portfolio manager of other affiliated
                                             investment companies




Administrative  Services

Conseco  Services,  LLC provides administrative services to the Fund, including:

* Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date

* Supervising the preparation and filing of documents as required by state and Federal regulatory agencies

*    Management  and  oversight  of  all  third-party  service  providers

As compensation for these services, Conseco Services, LLC receives administrative fees of 0.20% annually of the Fund's average daily net assets.

DETERMINING  SHARE  PRICE

The Fund calculates its net asset value (NAV) on each business day that the New York Stock Exchange (NYSE) is open. This occurs at the close of regular trading, normally 4 pm, Eastern time. The NAV is generally based on the market price of the securities held in a fund.

The amortized cost method is used to determine the NAV for the Conseco Money Market Fund. In this method, securities are valued at the time of purchase at cost and thereafter any discount or premium is amortized to maturity. This method does not take into account unrealized gains and losses, nor does it consider the impact of fluctuating interest rates on the market value of the security. The Conseco Money Market Fund will attempt to maintain a constant net asset value of $1.00 per share, however, there can be no assurance that it will be able to do so.


MANAGING  YOUR  CONSECO  FUND  GROUP  ACCOUNT

ESSENTIAL  INFORMATION

Contacting  Conseco  Fund  Group

By  phone                                  Shareholder  Services
                                           800-986-3384,  24  hours  a  day

By mail                                    Conseco  Fund  Group
                                           Attn:  Administrative  Offices
                                           11815  N.  Pennsylvania  St.,  K1B
                                           Carmel,  IN  46032
OUR  BUSINESS  HOURS

     We're open when the New York Stock Exchange is open so you can buy or sell shares in your Fund account any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Keeping  track

     We'll send you written confirmation of each transaction in your account. These confirmations also serve as your proof of ownership since we do not issue certificates.

Class  Y  shares

* Are only available to individuals whose Conseco Fund Group investments exceed $500,000 or to eligible institutional investors including:

* Tax-qualified retirement plans with at least $10 million to invest or 250 eligible employees

*    Banks  and  insurance  companies  investing  for  their  own  accounts

*    Other  investment  companies  not  affiliated  with  the  Adviser

* The Adviser's tax-qualified retirement plans or qualified financial intermediaries who have a contract with Conseco Equity Sales, Inc. ("Distributor")

*    Endowments,  foundations  and  other  charitable  organizations

* Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee


The  minimum  investment  may be waived at the discretion of the Fund's officer.

Class Y shares have no up-front load or CDSC, nor do they pay annual 12b-1 distribution or shareholder servicing fees.

THREE  CONVENIENT  WAYS  TO  OPEN  YOUR  CONSECO  FUND  GROUP  ACCOUNT

Through  your  financial  professional

You can buy shares in any Conseco Fund Group fund through any authorized broker/dealer, financial planner, or a financial institution, such as a bank, or financial services firm. These organizations and individuals may maintain their own procedures for buying and selling shares, and may charge fees. Your financial advisor will have the details.

By  mail

Send your completed application, along with a check payable to the Conseco Fund Group to:

Conseco  Fund  Group
c/o  U.S.  Bancorp  Fund  Services,  LLC
PO  Box  701
Milwaukee,  WI  53201-0701

or  for  overnight  mail

Conseco  Fund  Group
c/o  U.S.  Bancorp  Fund  Services,  LLC
615  E.  Michigan  St.,  3rd  floor
Milwaukee,  WI  53201-0701
414-765-4124

By  bank  wire

Send your completed application to the address listed above and wire your investment to:

ABA#042000013

Credit  to:
U.S.  Bancorp  Fund  Services,  LLC
Account  #112-952-137

Further  credit  to:

* The name of the fund you're investing in - Conseco Fund Group Money Market Fund - Class Y

*    Your  account  name

*    The  fund's  number,  which  you'll  find  on  the  account  application

NEW ACCOUNTS MUST ALSO SEND A COMPLETED APPLICATION FORM TO ONE OF THE MAILING ADDRESSES LISTED ABOVE.

IMPORTANT  INFORMATION  ABOUT  BUYING  CONSECO  FUND  GROUP  SHARES

* Shares of the Conseco Money Market Fund purchased by wire on a day on which the Fund calculates its NAV and the Federal Reserve Banks ("bank business day") are open will receive that day's dividend if the purchase is completed prior to 12 noon (Eastern time). Otherwise, such shares begin to accrue dividends on the following bank business day. Purchase Orders accompanied by check will be accepted and effected as of 4:00 p.m. (Eastern time) on the business day of receipt and such shares will begin to accrue dividends on the first bank business day following receipt of the order.

* If you're adding to your existing account, indicate your fund account number on your check.

*    We  accept  no  third-party  checks.

* Shares are purchased at the next share price (NAV) calculated after we receive your order.

* If you buy shares through your financial advisor, it is the professional's responsibility to forward your purchase order before the close of business on the New York Stock Exchange, normally 4 pm, Eastern time. Investors should check with their financial advisor to see whether they have an earlier daily deadline for forwarding purchase orders.

* Payment for shares purchased through a financial institution such as a bank or an authorized broker/dealer is due on the settlement date, normally three days after we have received your order. (If you or your financial professional is making payment via Federal Funds wire, be sure to get a confirmation number, which you will need to ensure timely credit.)

* We can only accept checks in U.S. dollars drawn on U.S. funds for the purchase of shares.

*    We  may  charge  a  $25  fee  on  purchase  checks  that  do  not  clear.

* To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until the shares have been in their account 12 days.

* We reserve the right to cancel any purchase order, specifically, a purchase order for which we have not received payment within three business days.

* The Fund currently does not charge for wire transfers it receives for share purchases, although your bank may.



IMPORTANT  INFORMATION  ABOUT  SELLING  CONSECO  FUND  GROUP  SHARES

You may transmit a request to sell shares by phoning us directly, through your financial professional or by mail. We will mail the check for the proceeds of the sale of your shares to the address listed on your account application.

Shares of the Conseco Money Market Fund being redeemed on any particular day will generally receive dividends delcared through the day of redemption, unless the redemption is prior to 12 noon (Eastern time). Requests for redemptions made by telephone that are received after 12 noon (Eastern time) will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.

If  you  sell  shares  by  phone

* Neither the Fund nor its transfer agent, U.S. Bancorp Fund Services, LLC, is responsible for verifying whether a telephoned sales order is genuine. We do, however, protect you with these safeguards:

*    We  record  telephone  orders.

*    We  require  callers  to  provide  specific  identifying  information.

*    We  send  written confirmation of your order within five days.

* You cannot place orders by phone if you have rejected the telephone privilege in your account application.

IF  YOU  SELL  SHARES  THROUGH  YOUR  FINANCIAL  PROFESSIONAL

* Intermediaries may maintain their own procedures for buying and selling shares. Your financial professional will have the details.

* Intermediaries may charge fees for processing your sales request, even though we do not.


IF  YOU  SELL  SHARES  BY  MAIL

Address  your  request  to

Conseco  Fund  Group
c/o  U.S.  Bancorp  Fund  Services,  LLC
PO  Box  701
Milwaukee,  WI  53201-0701

or  for  overnight  mail

Conseco  Fund  Group
c/o  U.S.  Bancorp  Fund  Services,  LLC
615  E.  Michigan  St.,  3rd  floor
Milwaukee,  WI  53201-0701
414-765-4124

IF  YOU  SELL  SHARES  BY  WIRE

A  $15  fee  will  be  charged  for  all  outbound  wire  transfers.

We require a signature guarantee for sales of Conseco Fund Group shares totaling $50,000 or more. You may obtain your signature guarantee from most financial institutions, such as banks, broker/dealers, credit unions and savings associations - but not from a notary public

INFORMATION  REQUIRED  ON  ALL  SALES  REQUESTS

* Include your account number, your account's name and your Social Security or taxpayer identification number with your sales request.

* State either the number of shares you wish to sell or the amount you wish to receive from the sale.

CALCULATING  THE  PROCEEDS  FROM  YOUR  SALE

* Shares are sold at the next share price (NAV) calculated after we receive your request, either from you directly or through your registered financial professional.

* If you submit your sales request through a registered financial professional, it is the financial professional's responsibility to transmit your request prior to the close of the New York Stock Exchange in order to receive that day's share price.

RECEIVING  THE  PROCEEDS  FROM  YOUR  SALE

* You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you're selling has not cleared.

* Under extraordinary circumstances, as specified by law, we may temporarily suspend payment.

EXPEDITED  PROCESSING

You may have proceeds of $50 or more wired directly or sent through electronic funds transfer to an account in the U.S. bank of your choice. Normally, we will transmit these expedited proceeds on the next business day following the sale of your shares. We charge a $15 wire transfer fee.

SPECIAL  SHAREHOLDER  SERVICES

We offer special services free of charge to make investing in Conseco Fund Group mutual funds easy and convenient.

FREE  EXCHANGES

Conseco Fund Group lets you exchange shares in one fund for the same class of shares in any other fund, including Class Y of the Conseco Money Market Fund, free of charge. There may, however, be tax consequences resulting from these exchanges. See TAX CONSIDERATIONS. Normally we will execute the entire transaction in a single business day. Also, the value of the shares you are exchanging must meet the minimum purchase requirement of the fund you're exchanging them for.

Short-term or excessive trading into and out of the funds may harm performance by disrupting investment management strategies and increasing expenses. Accordingly, the funds may reject any purchase orders, including exchanges, from investors who, in Conseco Fund Group's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive. To determine whether investors engage in short-term or excessive trading, we consider the trading history of all the Conseco Fund Group accounts they own and control.

Shareholder  Statements  and  Reports

To reduce expenses and conserve natural resources, Conseco Fund Group will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or Conseco Fund Group reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 800-986-3384 and Conseco Fund Group will begin individual delivery thirty days after receiving your request.

DIVIDENDS  AND  DISTRIBUTIONS

At least 90% of the Fund's net investment income is distributed to shareholders as dividends. Net investment income consists of all dividends and interest received - less expenses (including fees payable to the Adviser and its affiliates). You begin earning dividends on fund shares the day Conseco Fund Group receives your purchase payment if you purchase shares prior to 12 noon (Eastern time). If shares are purchased after 12 noon (Eastern time), you will begin earning dividends on fund shares the day after we receive your purchase payment.

The Fund declares dividends on each business day. Dividends for the Fund are distributed on the first day of each month. The Board of Trustees may elect to change dividend distribution intervals.

Capital gains, if any, are generally declared annually and distributed to shareholders after the close of a fund's fiscal year. These include net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions.

CHOOSE  HOW  TO  USE  YOUR  DISTRIBUTIONS

Conseco Fund Group lets you receive your distributions in cash or use them to buy more shares. Simply choose on your application the option that meets your needs. Retirement accounts reinvest all fund distributions except under unusual circumstances. Call 800-986-3384 for further information.

TAX  CONSIDERATIONS

The shareholders of the Fund ordinarily pay taxes on the Fund's dividends. You will owe taxes whether you receive distributions and dividends in cash or whether you reinvest them. The amount of taxes you owe will depend on many factors. The most important are:

     Your income  tax  bracket

     How  long  the  Fund  has  owned  the  securities  that  it  sells

     How  long  you've  owned  any  shares  in  the  Fund  that  you  might sell

     Whether  you  owe  alternative  minimum  tax

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

The amount of tax you owe each year on your Fund investment will depend on the amount of dividends and capital gain distributions that the Fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid. (The exception is when a fund declares a dividend in December of one year, and pays the dividend in January of the next year. In this case, you pay taxes on the distributions as if we had paid them in December.)

TAXES  ON  SALES  OR  EXCHANGES

The chart features possible tax implications arising from the sale or exchange of fund shares.

Transaction                                                     Tax  implication
-----------                                                     ----------------
Selling  shares  for  more  than  purchase  price               Yes
Selling  shares  for  less  than  purchase  price               Yes
Exchanging  shares  of  same  class  from one
Conseco Fund Group fund to another                              Yes

After  Dec.  31  of  each  year,  we  will  mail  you  a  notice  telling  you:

* How much your investment in the Fund has earned in dividends and distributions during the year

* Whether they are taxable as ordinary income, a short-term capital gain or a long-term capital gain

BACKUP  WITHHOLDING

You must give us your Social Security or other taxpayer ID number on your fund application. If we do not have your number on record, or if the IRS has informed us that you are subject to backup withholding, we must withhold 31% of all money that you earn from your investment. Consult your tax advisor for details.


FINANCIAL  HIGHLIGHTS

     The financial highlights table summarizes the Fund's financial performance for the past year. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP has audited this information, along with the Fund's financial statements. We have included their report in the Fund's annual report, which is available upon request.

Financial  Highlights

For a share outstanding during the period ended December 31
                                                                         2001(a)
                                                                        ________

Net  asset  value  per  share,  beginning  of  period                      $1.00
Income  from  investment  operations:
Net investment income                                                       0.02
Net realized  gains  and  change  in  unrealized
appreciation  or  depreciation  on investments  (e)                        0.00
Total  income  from  investment  operations                                 0.02
Distributions:
Dividends  from net investment income                                     (0.02)
Net asset value  per  share,  end  of  period                              $1.00
Total  return  (b)(c)                                                      1.93%

Ratios/supplemental  data:
Net  assets (dollars in thousands), end of period                       $103,891
Ratio  of  expenses  to  average  net  assets  (b)(d):
Before  expense reimbursement                                             0.82%
After  expense  reimbursement                                             0.40%
Ratio of net  investment  income  to  average net assets (b)(d)           3.07%

(a) For the period from May 4, 2001 (commencement of operations) through December 31, 2001
(b) The Adviser and Administrator have contractually agreed to reimburse the Fund expenses to theextent that the ratio of expenses to average net assets exceeds, on an annual basis, 0.40%. Thiscontractual limit may be discontinued at any time after April 30, 2002.
(c)  Not  annualized.
(d)  Annualized.
(e)  Amount  calculated  is  less  than  $0.005  per  share.


Thanks for taking the time to carefully review this prospectus. To begin investing in the Conseco Fund Group family of mutual funds, please fill out the enclosed application. If you need an additional prospectus, you may contact the shareholder services line at 800-986-3384.

For  More  Information

More  Conseco  Fund  Group  information  is  available  free  upon  request:

SHAREHOLDER  REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI)

The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered part of) this prospectus. The SAI provides more details about the fund and its policies.

To  obtain  a  shareholder  report,  SAI  or  other  information:

By  telephone

Shareholder  Services
Call  800-986-3384

By  mail

Conseco  Fund  Group
Attn:  Administrative  Offices
11815  N.  Pennsylvania  Street,  K1B
Carmel,  IN  46032

On  the  Internet

Text-only versions of the prospectuses and other documents pertaining to the Fund can be viewed online or downloaded from:

SEC
http://www.sec.gov

Conseco  Fund  Group
http://www.consecofunds.com

Information about the fund (including the SAI) can also be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-202-942-8090). Or, you can obtain copies of this information by sending a request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.

Registration  Number:  811-07839

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                               CONSECO FUND GROUP


CONSECO SCIENCE & TECHNOLOGY FUND               CONSECO BALANCED FUND

       CONSECO 20 FUND                    CONSECO CONVERTIBLE SECURITIES FUND

     CONSECO EQUITY FUND                       CONSECO HIGH YIELD FUND

    CONSECO LARGE-CAP FUND                    CONSECO FIXED INCOME FUND


                           CLASS A, B, C AND Y SHARES


                                   MAY 1, 2002


This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and eight series of the Trust: Conseco Science & Technology Fund, Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund and Conseco Fixed Income Fund (each a "Fund" and collectively the "Funds"). It should be read in conjunction with the Funds' Class A, B, C and Y Share prospectus (the "Prospectus"), dated May 1, 2002. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 800-986-3384.

                                TABLE OF CONTENTS


GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .   1
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . .   1
INVESTMENT STRATEGIES . . . . . . . . . . . . . . . . . . . . . . .   5
TEMPORARY DEFENSIVE POSTIONS. . . . . . . . . . . . . . . . . . . .  10
PORTFOLIO TURNOVER. . . . . . . . . . . . . . . . . . . . . . . . .  10
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES . . . . . . . .  11
INVESTMENT PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . .  36
SECURITIES TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . .  41
MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
CODE OF ETHICS. . . . . . . . . . . . . . . . . . . . . . . . . . .  48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES . . . . . . . .  53
FUND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
DISTRIBUTION ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . .  59
PURCHASE, REDEMPTION AND PRICING OF SHARES. . . . . . . . . . . . .  67
INFORMATION ON CAPITALIZATION AND OTHER MATTERS . . . . . . . . . .  72
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . .  80
APPENDIX A: SECURITIES RATINGS. . . . . . . . . . . . . . . . . . .  81

GENERAL  INFORMATION

The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues nine separate series of shares, each of which represents a separate portfolio of investments. Each Fund offers four classes of shares: Classes A, B, C and Y. Each class may have different expenses, which may affect performance. Conseco
Fund Group has a series that is offered through a separate prospectus: Conseco Money Market Fund. The Conseco Money Market Fund currently offers only Class Y shares. Conseco Capital Management, Inc. (the "Adviser" or "CCM") serves as the Trust's investment adviser.

There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination.

CCM employs sub-advisers to manage the assets of the Trust's equity funds. Throughout this SAI, in some circumstances, the word "Adviser" is a combined term used to describe both CCM, as the Adviser, and any sub-adviser currently managing assets pursuant to an investment sub-advisory contract on behalf of a Conseco Fund Group fund.


INVESTMENT  RESTRICTIONS

The Trust has adopted the following policies relating to the investment of assets of the Funds, and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. A change in policy affecting only one Fund may be effected with the approval of the holders of a majority of the outstanding shares of the Fund. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

CONSECO SCIENCE & TECHNOLOGY, CONSECO 20, CONSECO LARGE-CAP, CONSECO CONVERTIBLE SECURITIES, AND CONSECO HIGH YIELD FUNDS.

The Conseco Science & Technology, Conseco 20, Conseco Large-Cap, Conseco Convertible Securities and Conseco High Yield Funds may not (except as noted):

1. Purchase or sell commodities or commodity contracts except that a Fund may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

2. Borrow money, except that a Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Fund may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4. With respect to 75% of the Conseco Large-Cap, Conseco Convertible Securities and the Conseco High Yield Funds' total assets, purchase the securities of any issuer if (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

5. Purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Purchase or sell real estate, except that a Fund may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

7. Make loans of its assets if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.   Issue  any senior security, except as permitted under the 1940 Act.

CONSECO  EQUITY,  CONSECO  BALANCED  AND  CONSECO  FIXED  INCOME  FUNDS

The Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds may not (except as noted):

1. Purchase securities on margin, except that Funds engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;
2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Fund may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b)
     Conseco  Balanced  Fund  may  engage  in  futures  contracts  on  gold;

3.   Borrow money or pledge, mortgage, or assign assets, except that a Fund may:
     (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Fund's assets);
4.   Underwrite  securities  of  other  issuers;
5. With respect to 75% of a Fund's total assets, invest more than 5% of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5% of its assets in the securities of any issuer or would own more than 10% of the outstanding voting securities of such issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);
6. Invest in securities of a company for the purpose of exercising control or management;
7. Write, purchase or sell puts, calls or any combination thereof, except that the Funds may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25% of the assets of the Fund are subject to covered or secured calls and puts, and except that the Funds may purchase calls and puts with a value of up to 5% of each such Fund's net assets;
8. Participate on a joint or a joint and several basis in any trading account in securities;
9. Invest in the securities of issuers in any one industry if thereafter more than 25% of the assets of the Fund in question would be invested in securities of issuers in that industry; investing in cash items, U.S.
     Government securities (as defined in the Prospectus), or repurchase agreements as to these securities, shall not be considered investments in an industry;
10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;
11. Make loans of its assets, except the Funds may enter into repurchase agreements and lend portfolio securities in an amount not to exceed 15% of the value of a Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees; or
12. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 2 and 3. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are designated as non-fundamental with respect to the Conseco Science & Technology, Conseco 20, Conseco Large-Cap, Conseco Convertible Securities and the Conseco High Yield Funds and may be changed by the Board without shareholder approval.

The CONSECO SCIENCE & TECHNOLOGY, CONSECO 20, CONSECO LARGE-CAP, CONSECO CONVERTIBLE SECURITIES AND CONSECO HIGH YIELD FUNDS may not (except as noted):

1. Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2. Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3. Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets.

The following restrictions are designated as non-fundamental with respect to the Conseco Equity and Conseco Fixed Income Funds and may be changed by the Trust's Board of Trustees without shareholder approval.

The  CONSECO  EQUITY  AND  CONSECO FIXED INCOME FUNDS may not (except as noted):
1. With respect to in excess of 15% of a Fund's assets, sell securities short, except that each Fund may, without limit, make short sales against the box.
2. Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

The following restrictions are designated as non-fundamental with respect to the Conseco Balanced Fund and may be changed by the Board without shareholder approval.

The CONSECO BALANCED FUND may not:

1. With respect to in excess of 15% of the Fund's assets, sell securities short, except that the Fund may, without limit, make short sales against the box.

2. Purchase any below investment grade security if as a result more than 35% of the Fund's assets would be invested in below investment grade securities.

3.  Invest  less  than  25%  of  the  Fund's  assets  in  debt  securities.

The following investment strategies are each designated as a non-fundamental policy with respect to each named Fund and may be changed by the Board without shareholder approval. These investment strategies are in compliance with Rule 35d-1 under the Investment Company Act of 1940 concerning investment company names.

Conseco  Science  & Technology Fund:    The Fund will invest at least 80% of its
------------------------------------
assets in companies that the Adviser believes are positioned to take advantage of scientific or technological advances to power earnins growth.

Conseco  Equity  Fund:  The  Fund will invest at least 80% of its assets in U.S.
----------------------
common  stocks.

Conseco  Large-Cap  Fund:  The  Fund will invest at least 80% of its assets in a
-------------------------
diversified selection of U.S. large-sized companies with market capitalization in excess of $5 billion.

Conseco  Convertible  Securities  Fund:   The Fund will invest at least
---------------------------------------
80% of the Fund's assets in convertible securities (bonds, debentures, note or preferred stock) that an owner has the option to exchnage for common stock at a prestated price.

Conseco  High  Yield  Fund:  The Fund will invest at least 80% of the
---------------------------
Fund's assets in below-investment-grade bonds (those rated Ba1/BB+ or lower by Moody's/Standard & Poor's).

Conseco  Fixed  Income Fund:  The Fund will invest at least 80% of its assets in
----------------------------
investment-grade  debt  securities.


INVESTMENT  STRATEGIES

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO SCIENCE & TECHNOLOGY FUND may:

- Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.
- Invest, without limit, in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depository receipts. See "Foreign Securities" below for more information.
- Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities;

     purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO 20 FUND may:

- Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Fund may invest up to 5% of its total assets in below investment grade securities.
- Invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depository receipts. See "Foreign Securities" below for more information.
- Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO EQUITY FUND may:

- Use a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below further information.
- Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this SAI for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO LARGE-CAP FUND may:

- Use a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of ADR; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below further information.
- Invest up to 5% of its assets in below investment grade securities. The Fund will not invest in rated fixed income securities which are rated below CCC/Caa. See "Appendix A" to this SAI for further discussion regarding securities ratings. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below.


In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO BALANCED FUND may:

- Invest in U.S. Government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. As a non-fundamental policy, the Fund maintains at least 25% of the value of its assets in debt securities.
- Invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals.
- Invest in high yield, high risk, below investment grade securities which are not believed to involve undue risk to income or principal. The Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in below investment grade securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. For information about the risks associated with below investment grade securities, see "Description of Securities and Investment Techniques" below. The Fund may also invest in investment grade debt securities.
-    Invest  in  zero  coupon  securities  and  payment-in-kind  securities.
- Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Description of Securities and Investment Techniques" below for further information.
- Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO CONVERTIBLE SECURITIES FUND may:

- Invest in securities rated as low as CCC/Caa. See "Description of Securities and Investment Techniques" below. The Appendix A to this SAI describes Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P") rating categories.
-    Invest  in  zero  coupon  securities  and  payment-in-kind  securities.
- As a non-fundamental policy, invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. Investments in foreign securities may involve risks in addition to those of U.S. investments. See "Foreign Securities" below for further information.
- Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board.
- Use investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing call and put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing and writing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short, and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO HIGH YIELD FUND may:

- Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Fund may invest in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's ("S&P"), securities comparably rated by another national statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.
- Invest in high yield municipal securities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fund's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Fund or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.
-    Invest  in  zero  coupon  securities  and  payment-in-kind  securities.
- Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Fund presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.
- Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Fund will not (1) invest more than 5% of its total assets in any one issuer, except for U.S. Government securities or (2) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.
- Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO FIXED INCOME FUND may:

- Invest in debt securities which the Adviser believes offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.
- Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

TEMPORARY  DEFENSIVE  POSITIONS
For defensive purposes, including unusual market conditions, and pending investment of money received for share purchases, a Fund may temporarily depart from its investment objective. Departing from its investment objective may help the Fund avoid losses but may mean lost opportunities. In assuming a defensive position, each Fund may make investments as follow:

Conseco Science & Technology Fund may invest without limitation in cash, money market instruments and Standard & Poor's 500 Depository Reciepts ("SPDRs").

Conseco 20 Fund may investment without limitation in cash, money market instruments, short-term debt securities or SPDRs.

Conseco Equity Fund may invest without limitation in cash, money market instruments or SPDRs.

Conseco Large-Cap Fund may invest without limitation in cash, money market instruments and SPDRs.

Conseco Balanced Fund may invest without limitation in cash, money market instruments or SPDRs.

Conseco Convertible Securities Fund may invest without limitation in cash, money market instruments, preferred stocks, or investment grade debt securities.

Conseco High Yield Fund may invest without limitation in cash or money market instruments.

Conseco Fixed Income Fund may invest without limitation in cash or money market instruments.

PORTFOLIO  TURNOVER

The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. Turnover rates in excess of 100% generally result in higher transaction costs and possible increase in realized short-term capital gains or losses. Because of the Adviser's active management style, our fixed-income funds generally have a higher portfolio turnover than other funds and therefore, may have higher taxable distributions and increased trading costs which may impact performance. The following is a list of the Funds' portfolio turnover rates for the fiscal years ended December 31, 2000 and 2001:

                                                  Years Ended
                                                 -------------
           FUND NAME:                            2001    2000
           -------------------------             -----  ------
           Conseco Science &                       39%  263%*
           Technology Fund
           -------------------------             -----  ------
           Conseco 20 Fund                          8%    449%
           -------------------------             -----  ------
           Conseco Equity Fund                    120%    440%
           -------------------------             -----  ------
           Conseco Large-Cap Fund                  85%  190%*
           -------------------------             -----  ------
           Conseco Balanced Fund                  226%    386%
           -------------------------             -----  ------
           Conseco Convertible                    280%    187%
           Securities Fund
           -------------------------             -----  ------
           Conseco High Yield Fund                197%    256%
           -------------------------             -----  ------
           Conseco Fixed Income Fund              744%    342%
           -------------------------             -----  ------
* The Conseco Science & Technology and Conseco Large-Cap Funds commenced operations on July 1, 2000. The portfolio turnover listed is for the fiscal period beginning July 1, 2000.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Funds and their risks are described in greater detail below.

The investment objectives of the Funds are not fundamental. All investment policies and practices described in this SAI are not fundamental, meaning that the Trust's Board may change them without shareholder approval.

The following discussion describes in greater detail different types of securities and investment techniques used by the Funds, as well as the risks associated with such securities and techniques.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

Each of the Conseco Science & Technology and Conseco 20 Funds may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. The Conseco Equity Fund, Conseco Large-Cap, Conseco Balanced and
Conseco Convertible Securities Funds also may invest in small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Funds than in a fund that invests in larger, more established companies.

PREFERRED STOCK

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

U.S. GOVERNMENT SECURITIES AND SECURITIES OF INTERNATIONAL ORGANIZATIONS

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

DEBT  SECURITIES

The Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and all of the Funds except the Conseco Equity Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

In selecting corporate debt securities for the Funds, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

BELOW  INVESTMENT  GRADE  SECURITIES

     IN GENERAL. The Funds may invest in below investment grade securities. Below investment grade securities (also referred to as "high yield securities") are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Fund (except the Conseco High Yield Fund), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     PAYMENT EXPECTATIONS. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund's investment objective may be more dependent on the Adviser's own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

     LIQUIDITY AND VALUATION. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

CONVERTIBLE  SECURITIES

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Fund's ability to achieve its investment objective.


ASSET-BACKED  SECURITIES

Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

MORTGAGE-BACKED  SECURITIES

The Funds may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities. The Conseco 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

     MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

     GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

     FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Conseco High Yield Fund may invesment in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Fund's limit on illiquid securities.

     RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

ZERO  COUPON  BONDS

The Conseco 20, Conseco Balanced, Conseco Convertible Securities, and Conseco High Yield Funds may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Fund's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Fund and when the Fund would not otherwise choose to dispose of the assets.

PAY-IN-KIND  BONDS

The Conseco Balanced, Conseco Convertible Securities and Conseco High Yield Funds may investment in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

TRUST  ORIGINATED  PREFERRED  SECURITIES

The Conseco Convertible Securities and Conseco High Yield Funds may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

LOAN  PARTICIPATIONS  AND  ASSIGNMENTS

The Conseco Convertible Securities and Conseco High Yield Funds may investm in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank's creditors. A Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund's limit on illiquid investments.

EURODOLLAR  AND  YANKEEDOLLAR  OBLIGATIONS

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

COLLATERALIZED  BOND  OBLIGATIONS

A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers
                             ----
have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

FOREIGN  SECURITIES

These securities may be U.S. dollar denominated or non-U.S. dollar denominated. Foreign securities include securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All  of  the  foregoing  risks  may  be  intensified  in  emerging  markets.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Funds may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED  SECURITIES,  RULE  144A  SECURITIES  AND  ILLIQUID  SECURITIES

Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than it had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

A Fund may not invest in any security if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

WHEN-ISSUED  AND  DELAYED  DELIVERY  SECURITIES

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE  AND  FLOATING  RATE  SECURITIES

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

BANKING  AND  SAVINGS  INDUSTRY  OBLIGATIONS

Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may each invest in obligations of foreign branches of domestic commercial banks and foreign banks; provided, however, that the Conseco Equity and Conseco Fixed Income Funds may invest in these types of instruments so long as they are U.S. dollar denominated. See "Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.

The Funds will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

2.   In  the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL  PAPER

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

STANDARD  AND  POOR'S  DEPOSITORY  RECEIPT  (SPDRS)

The Funds may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

REPURCHASE  AGREEMENTS

Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. However, to minimize this risk, the Funds will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.

A repurchase transaction will be subject to guidelines approved by the Board. These guidelines require monitoring the creditworthiness of counterparties to repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. Repurchase agreements maturing in more than seven days may be considered illiquid and may be subject to each Fund's limitation on investment in illiquid securities.

REVERSE  REPURCHASE  AGREEMENTS  AND  MORTGAGE  DOLLAR  ROLLS

A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the Fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Fund will segregate cash or liquid securities whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Funds' fundamental policies concerning borrowings.

WARRANTS

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

INTEREST  RATE  TRANSACTIONS

Each of these Funds may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

STEP  DOWN  PREFERRED  SECURITIES

Step down perpetual preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

FUTURES  CONTRACTS

Each of these Funds may purchase and sell futures contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held by a Fund or which a Fund intends to purchase, and not for purposes of speculation. For information about foreign currency futures contracts, see "Foreign Currency Transactions" below.

     GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

     INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

     STOCK INDEX FUTURES CONTRACTS (CONSECO SCIENCE & TECHNOLOGY, CONSECO 20, CONSECO EQUITY, CONSECO LARGE-CAP, CONSECO BALANCED, AND CONSECO CONVERTIBLE SECURITIES FUNDS). A stock index (for example, the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.

To the extent that changes in the value of a Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

I. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

      A.    Forego  possible  appreciation,

      B. Create a situation in which the securities would be difficult to repurchase, or

      C.    Create  substantial  brokerage  commissions;

II. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

III.  To  close  out  stock  index  futures  purchase  transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.   To  close  out  stock  index  futures  sales  transactions.

     GOLD FUTURES CONTRACTS. Conseco Balanced Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

     OPTIONS ON FUTURES CONTRACTS. Each of the Funds may purchase options on futures contracts. Conseco Convertible Securities Fund may also write options on such contracts. When a Fund purchases a futures option, it acquires the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds may enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

OPTIONS  ON  SECURITIES  AND  SECURITIES  INDICES

The Funds may purchase put and call options on securities, and (except for the Cosenco Fixed Income and Conseco High Yield Funds) put and call options on stock indices, at such times as the Adviser deems appropriate and consistent with a Fund's investmetn objective. The Conseco Convertible Securities Fund also may write call and put options, and each of the other Funds may write listed

"covered"  call  and  "secured"  put options.   Each Fund may enter into closing
transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

     PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.

     WRITING CALL AND PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, each Fund may write call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a call option writer may be assigned an exercise notice requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

The Funds (except Conseco Convertible Securities Fund) may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund. The Conseco Convertible Securities Fund may write call and put options that are not "covered" or "secured."

     OPTIONS ON SECURITIES INDICES. Call and put options on securities indices would be purchased or written by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of its securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss if the price of the underlying security declines. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.

There also can be no assurance that a Fund would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.

Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS EXCEPT CONSECO EQUITY AND CONSECO FIXED INCOME FUNDS)

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will purchase and sell such contracts for hedging purposes and not as an investment. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates.

Except for the Conseco Convertible Securities Fund, a Fund will not (1) commit more than 15 percent of its total assets computes at market value at the time of commitment to foreign currency futures or forward currency conracts, or (2) enter into a foreign currency contract with a term of greater than one year. The Conseco Convertible Securities Fund will nt ocmmit more than 15 percent of its total assets computed at market value at the time of commitment to foreign currency futures or forward currency contracts, but it may enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counter-party to the transaction.

There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although each Fund values its assets daily in U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, thereby incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES (CONSECO SCIENCE & TECHNOLOGY, CONSECO 20, CONSECO EQUITY, CONSECO BALANCED, CONSECO CONVERTIBLE SECURITIES AND CONSECO HIGH YIELD FUNDS)

The Fund may invest in call and put options on foreign currencies. A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds a foreign security, or between the day a foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency increases relative to the U.S. dollar.

The Funds will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

SEGREGATION  AND  COVER  FOR  OPTIONS,  FUTURES  AND OTHER FINANCIAL INSTRUMENTS

The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, "Financial Instruments"), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission ("CFTC").

Each Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Fund will enter into such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

SECURITIES  LENDING

The Funds may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Conseco Science & Technology, Conseco 20, Conseco Large-Cap, Conseco Convertible Securities, and Conseco High Yield Funds will not make such loans if, as a result, the aggregate amount of all oustanding securities loans would exceed 33 1/3% of the Fund's total assets. As a fundamental policy of the Conseco Euqity, Conseco Blaanced, and the Conseco Fixed Inocme Funds, such loans will not be made if, as a result, the aggregate amount of all oustanding securities loans would exceed 15% of each Fund's total assets. A Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Funds seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

BORROWING

A Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, a Fund will be in a worse position than if it had not borrowed. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of derivatives in connection with leverage may create the potential for significant losses. The Funds may pledge assets in connection with permitted borrowings. Each Fund may borrow an amount up to 33 1/3 % of its assets.

INVESTMENT  IN  SECURITIES  OF  OTHER  INVESTMENT  COMPANIES

Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company generally may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and
(3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.

After receipt of an exemptive order from the SEC, the Funds may invest in an affiliated money market fund for which Conseco Capital Management, Inc. or its affiliates serve as investment adviser or administrator. CCM will waive certain fees when investing in funds for which it serves as an investment adviser.

SHORT  SALES

The Funds may effect short sales. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of the security will decline. A Fund may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Fund is similar to the effect of leverage. Short selling may exaggerate changes in a Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

INVESTMENT  PERFORMANCE

STANDARDIZED YIELD QUOTATIONS.  Each class of the Funds may advertise investment
-----------------------------
performance figures, including yield. Each class' yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD  =  2  [((A-B)/CD)+1)6-1]


Where:

A  =  the  dividends  and  interest  earned  during  the  period.

B  =  the  expenses  accrued  for  the period (net of reimbursements, if any).

C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

D = the maximum offering price (which is the net asset value plus, for Class A shares only, the maximum initial sales charge) per share on the last day of the period.

Average  Yield  Based  on  the  30-Day  Period  Ended  March  31,  2002

-------------------------  --------  --------  --------  --------
FUND                       CLASS A   CLASS B   CLASS C   CLASS Y
                            SHARES    SHARES    SHARES    SHARES
-------------------------  --------  --------  --------  --------
Conseco High Yield Fund       7.84%     7.87%     7.90%     8.90%
-------------------------  --------  --------  --------  --------
Conseco Fixed Income Fund     5.15%     4.95%     4.92%     5.93%
-------------------------  --------  --------  --------  --------


STANDARDIZED  AVERAGE  ANNUAL  TOTAL RETURN QUOTATIONS.  Each class of the Funds
------------------------------------------------------
may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P  (1+T)n=ERV

Where:
P  =  a  hypothetical  initial  payment  of  $10,000.
T  =  the  average  annual  total  return.
n  =  the  number  of  years.

ERV  =     the  ending  redeemable  value  at  the end of the stated period of a hypothetical  $10,000  payment  made  at  the  beginning  of  the stated period.

The total return for Class B and Class C shares of each Fund will assume the maximum applicable contingent deferred sales charge is deducted at the times, in the amounts, and under the terms disclosed in the Fund's Prospectus. The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value (i.e., after deduction of any applicable sales charges) of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

                          Average Annual Total Returns
                        -------------------------------
                         Periods Ended December 31,2001
                        ---------------------------------

-------------------------------------------------------------------------------
FUND                             ONE YEAR   THREE YEAR   PERIOD FROM INCEPTION
-------------------------------------------------------------------------------
Conseco Science & Technology
Class A (07/01/00)
Class B (07/01/00)                 -59.12%  N/A                         -56.79%
Class C (07/01/00)                 -59.15%  N/A                         -56.55%
Class Y (07/01/00)                 -57.22%  N/A                         -55.25%
                                   -56.47%  N/A                         -54.85%
-------------------------------------------------------------------------------
Conseco 20
Class A (01/02/98)                 -50.96%      -14.63%                  -5.54%
Class B (02/18/98)                 -50.76%      -13.30%                  -8.07%
Class C (03/10/98)                 -48.61%      -13.30%                  -8.83%
Class Y (04/06/98)                 -47.61%      -12.41%                  -9.43%
-------------------------------------------------------------------------------
Conseco Equity
Class A (01/02/97)                 -16.06%       11.33%                  14.53%
Class B (01/28/98)                 -15.73%       12.52%                  13.47%
Class C (02/19/98)                 -12.08%       13.19%                  12.03%
Class Y (01/02/97)                 -10.38%       14.20%                  16.53%
-------------------------------------------------------------------------------
Conseco Large-Cap
Class A (07/01/00)
Class B (07/01/00)                 -26.21%  N/A                         -27.11%
Class C (07/01/00)                 -26.01%  N/A                         -26.58%
Class Y (07/01/00)                 -22.87%  N/A                         -24.48%
                                   -21.30%  N/A                         -23.79%
-------------------------------------------------------------------------------
Conseco Balanced
Class A (01/02/97)                 -11.78%        7.05%                  10.09%
Class B (02/10/98)                 -11.36%        7.92%                   7.87%
Class C (02/13/98)                  -7.68%        8.67%                   8.28%
Class Y (01/02/97)                  -5.83%        9.74%                  11.97%
-------------------------------------------------------------------------------
Conseco Convertible Securities
Class A (09/28/98)                 -16.37%        4.17%                   7.22%
Class B (09/28/98)                 -15.84%        4.89%                   7.87%
Class C (09/28/98)                 -12.54%        5.74%                   8.67%
Class Y (09/28/98)                 -10.87%        6.79%                   9.74%
-------------------------------------------------------------------------------
Conseco High Yield
Class A (01/02/98)                  -1.24%       -1.31%                   0.60%
Class B (02/19/98)                  -0.55%       -0.67%                  -0.20%
Class C (02/19/98)                   3.24%        0.15%                   0.34%
Class Y (03/01/98)                   5.15%        1.19%                   1.28%
-------------------------------------------------------------------------------
Conseco Fixed Income
Class A (01/02/97)                   3.26%        4.32%                   5.83%
Class B (03/20/98)                   3.16%        4.81%                   5.17%
Class C (03/05/98)                   7.26%        5.73%                   6.18%
Class Y (01/02/97)                   9.20%        6.74%                   7.55%
-------------------------------------------------------------------------------


NON-STANDARDIZED  PERFORMANCE.  In  addition,  in  order  to  more  completely
-----------------------------
represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data

("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return for Class A, B and C shares may or may not take sales charges into account; performance data calculated without taking the effect of sales charges, if any, into account may be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL  INFORMATION.  From  time  to  time,  the  Funds  may  advertise  their
--------------------
performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations range from $201 million to $14.4 billion, with a median market capitalization of $2.1 billion.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.

The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 5,510 stocks listed on the NASDAQ Stock Market.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed

Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

The Merrill Lynch Convertible Securities Index is a market capitalization weighted index of over 450 non-mandatory domestic corporate convertible securities, representing approximately 95% of the total outstanding market value of U.S. convertible securities. To be included in the index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $500 million.

The Boston Convertible Securities Index is a market capitalization weighted index of over 250 convertible bonds and preferred stocks rated B- or above. To be included in the index, convertible bonds must have an original par value of at least $50 million and preferred stocks must have a minimum of 500,000 shares outstanding. The index also includes U.S. dollar-denominated Eurobonds that have been issued by U.S. domiciled companies, are rated B- or above, and have an original par value of at least $100 million.

The Merrill Lynch High Yield Master Index consists of publicly placed nonconvertible, coupon-bearing US domestic debt and carries a term to maturity of at least one year. Par amounts outstanding are not less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DDD1 or less). The index excludes floating rate debt, equipment trust certificates and Title 11 securities.

The Merrill Lynch High Yield Master Index II is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $12.7 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

Each index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as Gross National Product and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company
Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES  TRANSACTIONS

The Adviser/Sub-advisers (the "Advisers") are responsible for decisions to buy and sell securities for these Funds, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of a Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by a Fund. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.

    In selecting a broker-dealer to execute a particular transaction, the Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Funds and/or other accounts over which the Advisers exercise investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

    Subject to the Conduct Rules of the NASD and to obtaining the best price and execution, the Advisers may select brokers who provide research or other services or who sell shares of the Funds to effect portfolio transactions. The Advisers may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

    The Advisers shall not be deemed to have acted unlawfully, or to have breached any duty created by a Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities with respect to the Fund. The Advisers allocate orders placed by them on behalf of these Funds in such amounts and proportions as the Advisers shall determine and the Advisers will report on said allocations regularly to a Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

     The receipt of research from broker-dealers may be useful to the Advisers in rendering investment management services to these Funds and/or the Advisers' other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out its obligations to these Funds. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Advisers to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

    Orders on behalf of these Funds may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.

    The Board periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

     For the fiscal years ended December 31, 1999, 2000 and 2001 the following brokerage commissions were paid by the Funds:

------------------------------  --------       ----------           ----
Fund                              1999            2000              2001
------------------------------  --------       ----------           ----

Conseco Science & Technology*     N/A           $ 23,389          $5,347
------------------------------  --------  ----------                ----
Conseco 20                     $446,822       $1,403,940        $ 29,994
------------------------------  --------  ----------  ----
Conseco Equity                 $680,067       $  975,561        $447,632
------------------------------  --------  ----------  ----
Conseco Large-Cap*              N/A              $ 4,202         $40,535
------------------------------  --------  ----------  ----
Conseco Balanced               $143,520       $  157,509        $116,348
------------------------------  --------  ----------  ----
Conseco Convertible Securities $  2,891       $   13,552        $ 19,082
------------------------------  --------  ----------  ----
Conseco High Yield             $     0             $  0               $0
------------------------------  --------  ----------  ----
Conseco Fixed Income           $     0             $  0               $0
------------------------------  --------  ----------  ----

* The Conseco Science & Technology and Conseco Large-Cap Funds commenced operations on July 1, 2000. The amount listed is for the fiscal period beginning July 1, 2000.

During the fiscal years ended December 31, 1999, 2000, and 2001, no Fund paid commissions to any affiliated brokers.

During the fiscal year ended December 31, 2001, each of the Conseco 20, Conseco Equity, Conseco Balanced, Conseco Convertible Securities and Conseco Fixed Income Funds acquired the securities of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds") as follows:


------------------------------------  ----------
CONSECO 20 FUND:
------------------------------------  ----------

Morgan Stanley Dean Witter & Co.      $5,873,700
------------------------------------  ----------


------------------------------------  ----------
CONSECO EQUITY FUND:
------------------------------------  ----------
Bear Stearns Companies, Inc.          $  516,032
------------------------------------  ----------
SEI Investments Co.                   $  401,479
------------------------------------  ----------


------------------------------------  ----------
CONSECO BALANCED FUND:
------------------------------------  ----------
Lehman Brothers Holdings, Inc.        $  153,640
------------------------------------  ----------
Merrill Lynch & Co., Inc.             $  125.088
------------------------------------  ----------
Morgan Stanley Dean Witter & Co.      $  239,982
------------------------------------  ----------


------------------------------------  ----------
CONSECO CONVERTIBLE SECURITIES FUND:
------------------------------------  ----------
Prudential Financial, Inc.            $  582,000
------------------------------------  ----------


------------------------------------  ----------
CONSECO FIXED INCOME FUND:
------------------------------------  ----------
Lehman Brothers Holding, Inc.         $  530,325
------------------------------------  ----------


MANAGEMENT

THE  ADVISER

The Adviser serves as the Investment Adviser to all the Funds pursuant to an investment advisory agreement with the Trust on behalf of each Fund, dated December 1, 2000.

The Advisory Agreement provides, in substance, that the Adviser will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds' assets.

In general, the Adviser supervises each Fund's management and investment program, furnishes office space, prepares reports for the Funds, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. Each Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust.

The Fund has received an exemptive order from the SEC ("Managers of Managers Order") that permits the Adviser, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirements of shareholder approval. Pursuant to the terms of the Manager of Managers Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and Subadvisory Agreements would cause an automatic termination of the agreement. However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder. Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for a fund at any time by a vote of a majority outstanding voting securities of a fund.

Pursuant to Sub-Advisory Contracts with the Adviser dated December 1, 2000, the Adviser has contracted with (1) Oak Associates, ltd (OAK) to subadvise the Conseco Science & Technology and Conseco 20 Funds and (2) Chicago Equity Partners, LLC (CEP) to subadvise the Conseco Equity, Conseco Large-Cap and the equity portion of the Conseco Balanced Funds. The Adviser, not the Funds, pays the subadvisory fee to OAK and CEP.

The Adviser, Conseco Capital Management, Inc. ("CCM"), a registered investment adviser located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, Inc., a publicly held financial services company (NYSE:CNC) that provides investment, lending and insurance products to more than 12 million customers. CCM manages investments for Conseco, Inc., Conseco Fund Group and other affiliated mutual funds, as well as, endowments, corporate and government pension funds, Taft-Hartley pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of December 31, 2001, CCM managed more than $31 billion.

The Investment Advisory Agreement, dated December 1, 2000, between the Adviser and the Trust on behalf of each Fund, provide that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreement provides that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.

Under the terms of the Investment Advisory Agreement, the Adviser has contracted to receive an investment advisory fee for each Fund as follows:


-----------------------------------  ------------------------
                                       Annual Investment
                                        Advisory Fee (as a
                                     percentage of daily net
Fund                                         assets)
-----------------------------------  ------------------------

Conseco Science & Technology Fund                       1.00%
-----------------------------------  ------------------------
Conseco 20 Fund                                         0.70%
-----------------------------------  ------------------------
Conseco Equity Fund                                     0.70%
-----------------------------------  ------------------------
Conseco Large-Cap Fund                                  0.70%
-----------------------------------  ------------------------
Conseco Balanced Fund                                   0.70%
-----------------------------------  ------------------------
Conseco Convertible Securities Fund                     0.85%
-----------------------------------  ------------------------
Conseco High Yield Fund                                 0.70%
-----------------------------------  ------------------------
Conseco Fixed Income Fund                               0.45%
-----------------------------------  ------------------------


Pursuant to a contractual arrangement with the Trust, the Adviser, along with the Funds' Administrator and Distributor, has agreed to waive fees and/or reimburse expenses through April 30, 2003, so that annual operating expenses of the Funds are limited to the following net expenses:

                                      NET EXPENSES
---------------------------------------------------------------------------------------
Fund                            Class A Shares   Class B and C Shares   Class Y Shares
------------------------------  ---------------  ---------------------  ---------------
Conseco Science & Technology              1.75%                  2.25%            1.25%
------------------------------  ---------------  ---------------------  ---------------
Conseco 20                                1.75%                  2.25%            1.25%
------------------------------  ---------------  ---------------------  ---------------
Conseco Equity                            1.50%                  2.00%            1.00%
------------------------------  ---------------  ---------------------  ---------------
Conseco Large-Cap                         1.50%                  2.00%            1.00%
Conseco Balanced                          1.50%                  2.00%            1.00%
------------------------------  ---------------  ---------------------  ---------------
Conseco Convertible Securities            1.55%                  2.05%            1.05%
------------------------------  ---------------  ---------------------  ---------------
Conseco High Yield                        1.40%                  1.90%            0.90%
                                ---------------  ---------------------  ---------------
Conseco Fixed Income                      1.10%                  1.60%            0.60%
------------------------------  ---------------  ---------------------  ---------------

The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay each Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for each Fund and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of each Fund, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

This contractual arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

-------------------  --------------------------------  ----------------------------
                           Advisory Fees Accrued         Amount Reimbursed/Waived
                             Fiscal Year Ended              Fiscal Year Ended
Fund                           December 31                     December 31
-------------------  --------------------------------  ----------------------------
                       1999       2000        2001       1999      2000      2001
-------------------  --------  ----------  ----------  --------  --------  --------
Conseco Science &
Technology           N/A*      $  183,060  $  220,356  N/A*      $ 76,522  $ 95,616
-------------------  --------  ----------  ----------  --------  --------  --------
Conseco 20           $607,285  $2,690,206  $1,099,654  $ 19,896  $      0  $      0
-------------------  --------  ----------  ----------  --------  --------  --------
Conseco Equity       $704,523  $1,312,117  $  991,984  $159,608  $      0  $142,531
-------------------  --------  ----------  ----------  --------  --------  --------
Conseco Large-Cap    N/A*      $   89,882  $  157,895  N/A*      $ 72,412  $103,682
-------------------  --------  ----------  ----------  --------  --------  --------
Conseco Balanced     $264,478  $  411,641  $  584,843  $174,411  $144,081  $147,436
-------------------  --------  ----------  ----------  --------  --------  --------
Conseco Convertible
Securities           $345,093  $  769,123  $  419,215  $163,455  $132,975  $170,570
-------------------  --------  ----------  ----------  --------  --------  --------
Conseco High Yield   $709,581  $  808,792  $  708,590  $265,495  $204,877  $213,373
-------------------  --------  ----------  ----------  --------  --------  --------
Conseco Fixed
Income               $301,525  $  300,782  $  629,522  $257,489  $124,610  $282,001
-------------------  --------  ----------  ----------  --------  --------  --------

* The Conseco Science & Technology and Conseco Large-Cap Funds commenced operations on July 1, 2000.

Each Fund may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.

OTHER SERVICE PROVIDERS

THE  ADMINISTRATOR.   Conseco  Services,  LLC  (the  "Administrator")  is  a
wholly-owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997 and amended December 31, 1997. The Administration Agreement was approved with respect to the Conseco Convertible Securities Fund on May 14, 1998 and with respect to the Conseco Science & Technology and Conseco Large-Cap Funds on May 17, 2000. Under that agreement, the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.

For providing these services, the Administrator receives a fee from each of the Funds of 0.20% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. U.S. Bancorp Mutual Fund Services, LLC performs certain administrative services for each of the Funds, pursuant to agreements with the Administrator. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.

U.S. Bancorp Fund Services, LLC provides sub-accounting and sub-administration services to the Fund.

For the fiscal year ended December 31, 2001, the following administration fees were accrued:

Fund                            Fees Paid
------------------------------  ----------

Conseco Science & Technology    $   44,071
------------------------------  ----------
Conseco 20                      $  314,187
------------------------------  ----------
Conseco Equity                  $  283,424
------------------------------  ----------
Conseco Large-Cap               $   45,113
------------------------------  ----------
Conseco Balanced                $  167,098
------------------------------  ----------
Conseco Convertible Securities  $   98,639
------------------------------  ----------
Conseco High Yield              $  202,454
------------------------------  ----------
Conseco Fixed Income            $  279,787
------------------------------  ----------

CUSTODIAN. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of each Fund.

TRANSFER  AGENCY  SERVICES.   U.S.  Bancorp  Mutual  Fund  Services,  LLC is the
transfer  agent  for  each  Fund.

CODE OF ETHICS. The Fund, Adviser and Principal Underwriter have adopted a Code of Ethics of (hereinafter "Code") pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the Investment Company Act of 1940 (the "Investment Company Act") and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the "Insider Trading Act"). Under the Code, neither director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or
(2) is being purchased or sold by the Adviser on behalf of any client. The Code also requires prior clearance, submission of duplicate confirmations on all transactions, submission of duplicate monthly statements on all beneficially owned accounts by access persons. The Code is on file with and is available from the Securities and Exchange Commission.

Under CCM's personal securities trading policy (the "Policy"), CCM employees must preclear personal transactions in securities not exempt under the Policy. In addition, CCM employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. CCM access persons, including portfolio managers and investment personnel, who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Policy, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manager or for which they otherwise provide investment advice. OAK and CEP have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit persons subject to the respective code, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by a Fund or Funds. These codes of ethics have been filed with and are available from the Securities and Exchange Commission.

INDEPENDENT ACCOUNTANTS/AUDITORS. PricewaterhouseCoopers LLP, Chicago, Illinois serves as the Trust's independent accountants.

TRUSTEES  AND  OFFICERS  OF  THE  TRUST

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in "Management." The Trust's officers supervise the daily business operations of the Trust.

Each Trustee will serve the Fund until their successors are duly elected and qualified. All Trustees oversee the 18 Portfolios that make up the Conseco Mutual Fund Complex, including Conseco Fund Group (9 Portfolio), Conseco Series Trust (7 Portfolios), Conseco StockCar Stocks Mutual Fund, Inc. (1 Portfolio) and Conseco Strategic Income Fund (1 Portfolio).

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

----------------------  --------------  ---------  ------------------------  -----------  -----------------
NAME, ADDRESS            POSITION(S)     TERM OF          PRINCIPAL           NUMBER OF        OTHER
AND AGE                   HELD WITH      OFFICE         OCCUPATION(S)        PORTFOLIOS    DIRECTORSHIPS
                             FUND          AND       DURING PAST 5 YEARS       IN FUND        HELD BY
                                        LENGTH OF                              COMPLEX        TRUSTEE
                                          TIME                                OVERSEEN
                                         SERVICE                             BY TRUSTEE*
----------------------  --------------  ---------  ------------------------  -----------  -----------------
WILLIAM P.              Chairman of     Since      Consultant to                      18  None
DAVES, JR. (76)         the Board,      December   insurance and
11825 N.                Trustee         1996       healthcare industries.
Pennsylvania St.                                   Director, Chairman
Carmel, IN  46032                                  and Chief Executive
                                                   Officer, FFG
                                                   Insurance Co.
                                                   Chairman of the
                                                   Board and Trustee of
                                                   other mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------
MAXWELL E.              President       Since      Chartered Financial                18  None
BUBLITZ* (46)           and Trustee     December   Analyst. CEO,
11825 N.                                1996       President and
Pennsylvania St.                                   Director, Adviser.
Carmel, IN 46032                                   Senior Vice
                                                   President,
                                                   Investments of
                                                   Conseco, Inc.
                                                   President and Trustee
                                                   of other mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------
GREGORY J.              Vice            Since      Chartered Financial                18  None
HAHN* (41)              President for   December   Analyst. Senior Vice
11825 N.                Investments     1996       President, Adviser.
Pennsylvania St.        and Trustee                Portfolio Manager of
Carmel, IN 46032                                   the fixed income
                                                   portion of Balanced
                                                   and Fixed Income
                                                   Funds.  Trustee and
                                                   portfolio manager of
                                                   other mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------
HAROLD W. HARTLEY (78)                  Since      Chartered Financial                18  Director, Ennis
11825 N.                Trustee         December   Analyst. Director,                     Business
Pennsylvania St.                        1996       Ennis Business                         Forms,
Carmel, IN 46032                                   Forms, Inc. Retired,                   Inc
                                                   Executive Vice
                                                   President, Tenneco
                                                   Financial Services,
                                                   Inc.  Trustee of other
                                                   mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------
DR. R. JAN LECROY (70)  Trustee         Since      Director, Southwest                18  Director,
11825 N.                                December   Securities Group, Inc.                 Southwest
Pennsylvania St.                        1996       Retired, President,                    Securities
Carmel, IN 46032                                   Dallas Citizens                        Group, Inc.
                                                   Council.  Trustee of
                                                   other mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------


                                       50

----------------------  --------------  ---------  ------------------------  -----------  -----------------
DR. JESS H.             Trustee         Since      Higher Education                   18  None
PARRISH (74)                            December   Consultant.  Former
11825 N.                                1996       President, Midland
Pennsylvania St.                                   College Trustee of
Carmel, IN 46032                                   other mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------
DAVID N.                Trustee         Since      Principal, Walthall                18  None
WALTHALL (56)                           December   Asset Management.
11825 N.                                1996       Former President,
Pennsylvania St.                                   Chief Executive
Carmel, IN 46032                                   Officer and Director
                                                   of Lyrick
                                                   Corporation.
                                                   Formerly, President
                                                   and CEO, Heritage
                                                   Media Corporation.
                                                   Formerly, Director,
                                                   Eagle National Bank.
                                                   Trustee of other
                                                   mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------
WILLIAM P.              Vice            Since      Vice President,           N/A          N/A
KOVACS (56)             President       February   General Counsel,
11825 N.                and             1999       Secretary, Chief
Pennsylvania St.        Secretary                  Compliance Officer
Carmel, IN 46032                                   and Director of
                                                   Adviser.  Vice
                                                   President, Senior
                                                   Counsel, Secretary
                                                   and Director,
                                                   Conseco Equity
                                                   Sales, Inc. Vice
                                                   President and
                                                   Secretary of other
                                                   mutual funds
                                                   managed by the
                                                   Adviser.  Previously,
                                                   Associate Counsel,
                                                   Vice President and
                                                   Assistant Secretary,
                                                   Kemper Financial
                                                   Services, Inc. (1989-
                                                   1996); previous to Of
                                                   Counsel, Rudnick &
                                                   Wolfe (1997-1998);
                                                   previous to Of
                                                   Counsel, Shefsky &
                                                   Froelich (1998).
----------------------  --------------  ---------  ------------------------  -----------  -----------------
JAMES S. ADAMS          Treasurer       Since      Senior Vice               N/A          N/A
(42)                                    December   President, Chief
11815 N.                                1996       Accounting Officer
Pennsylvania St.                                   and Treasurer of
Carmel, IN 46032                                   Conseco, Inc. and
                                                   various of its
                                                   subsidiaries.
                                                   Treasurer of other
                                                   mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------


                                       51

----------------------  --------------  ---------  ------------------------  -----------  -----------------
WILLIAM T.              Vice            Since      Senior Vice               N/A          N/A
DEVANNEY, JR.           President       December   President, Corporate
(46)                    Corporate       1996       Taxes,
11815 N.                Taxes                      of Conseco Services,
Pennsylvania St.                                   LLC and various of
Carmel, IN 46032                                   its subsidiaries.  Vice
                                                   President of other
                                                   mutual funds
                                                   managed by the
                                                   Adviser.
----------------------  --------------  ---------  ------------------------  -----------  -----------------

---------------
* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the dollar range of equity securities beneficially owned the each Trustee in the Funds and on an aggregate basis, in the registered investment companies overseen by the trustee within the Conseco Mutual Fund
Complex:


-------------------  ----------------------  ---------------------------
NAME OF TRUSTEE      DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE
                     SECURITIES IN THE FUND  OF EQUITY SECURITIES IN ALL
                                                REGISTERED INVESTMENT
                                                COMPANIES OVERSEEN BY
                                             THE TRUSTEE IN THE CONSECO
                                                MUTUAL FUND COMPLEX.
-------------------  ----------------------  ---------------------------

Maxwell E. Bublitz*
-------------------  ----------------------  ---------------------------
William P. Daves
-------------------  ----------------------  ---------------------------
Gregory J. Hahn*
-------------------  ----------------------  ---------------------------
Harold W. Hartley
-------------------  ----------------------  ---------------------------
Dr. R. Jan LeCroy
-------------------  ----------------------  ---------------------------
Dr. Jess H. Parrish
-------------------  ----------------------  ---------------------------
David N. Walthall
-------------------  ----------------------  ---------------------------

* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the compensation of each disinterested Trustee for the fiscal year ending December 31, 2001 for affiliated investment companies within the Conseco Mutual Fund Complex. In addition to Conseco Fund Group, the Fund Complex, as of December 31, 2001, consists of: Conseco Series Trust, Conseco Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc

                               COMPENSATION TABLE
------------------------------------------------------------------------------
                             Aggregate           Total Compensation from
                           Compensation     Investment Companies in the Trust
Name of Person, Position  from the Trust        Complex Paid to Trustees
------------------------  ---------------  -----------------------------------
William P. Daves, Jr.     $        19,625  $             57,938
                                               (18 other investment company)
------------------------  ---------------  -----------------------------------
Harold W. Hartley         $        17,375  $             51,375
                                               (18 other investment company)
------------------------  ---------------  -----------------------------------
Dr. R. Jan LeCroy         $        17,375  $             51,375
                                               (18 other investment company)
------------------------  ---------------  -----------------------------------
Dr. Jesse H. Parrish      $        17,375  $             51,250
                                               (18 other investment company)
------------------------  ---------------  -----------------------------------
David N. Walthall         $        17,375  $             51,375
                                               (18 other investment company)
------------------------  ---------------  -----------------------------------

None of the independent Trustees, or his immediate family members beneficially owned a class of securities in the investment adviser, principal underwriter of the Fund, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund.

                            COMMITTEES OF THE BOARD

----------------------------------------------------------------------------------------------
BOARD              COMMITTEE                   COMMITTEE FUNCTIONS               MEETINGS HELD
COMMITTEE           MEMBERS                                                       DURING LAST
                                                                                  FISCAL YEAR
------------  -------------------  --------------------------------------------  -------------

Audit         William P. Daves     The Audit Committee meets with the            One
Committee     Harold W. Hartley,   independent auditors periodically to
              Chairperson          review the results of the audits and report
              Dr. R. Jan LeCroy    the results to the full Board, evaluates the
              Dr. Jess H. Parrish  independence of the auditors, reviews
              David N. Walthall    legal and regulatory matters that may
                                   effects the Funds.
------------  -------------------  --------------------------------------------  -------------
Compensation  William P. Daves     The Compensation Committee                    One
Committee     Harold W. Hartley    periodically reviews and evaluates the
              Dr. R. Jan LeCroy    compensation of the Independent
              Chairperson          Trustees and recommends any
              Dr. Jess H. Parrish  appropriate changes to the independent
              David N. Walthall    trustees as a group.
------------  -------------------  --------------------------------------------  -------------
Insurance     William P. Daves,    The Insurance Committee periodically          One
Committee     Chairperson          reviews and evaluates the insurance
              Harold W. Hartley    coverage that protects the Funds and the
              Dr. R. Jan LeCroy    Trustees.
              Dr. Jess H. Parrish
              David N. Walthall
------------  -------------------  --------------------------------------------  -------------
Retirement    William P. Daves     The Retirement Committee periodically         One
Committee     Harold W. Hartley    reviews and evaluates the retirement
              Dr. R. Jan LeCroy    policy and recommends any appropriate
              Dr. Jess H. Parrish  changes to the independent trustees as a
              David N. Walthall,   group.
              Chairperson
------------  -------------------  --------------------------------------------  -------------
Nominating    William P. Daves     The Nominating Committee reviews and          One
Committee     Harold W. Hartley    evaluates candidates' qualifications for
              Dr. R. Jan LeCroy    Board membership and the nominees'
              Dr. Jess H. Parrish  independence from the Fund's manager
              Chairperson          and other principal service provider.
              David N. Walthall
------------  -------------------  --------------------------------------------  -------------

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2002, the following shareholders owned of record, or were known by a Fund to own beneficially, five percent or more of the outstanding shares of each class of shares of each Fund.

                               CONSECO FUND GROUP



---------------------------------------------------------------  -----------------
FUND/CLASS NAME                         ENTITY NAME/ADDRESS         % OF OWNERSHIP
---------------------------------------------------------------  -----------------
CONSECO SCIENCE & TECHNOLOGY
---------------------------------------------------------------  -----------------
Class A                          Painewebber/Jimad Limited                   31.11%
                                 Partnership 1795 Brookwood
                                 Drive Akron, OH 44313-5070

                                 Conseco Senior Health                       11.46%
                                 Insurance 11815 N.
                                 Pennsylvania Street
                                 Carmel, IN  46032

                                 Conseco Life Insurance                      11.16%
                                 Company 11815 N.
                                 Pennsylvania Street
                                 Carmel, IN  46032

                                 Bankers Life and Casualty                    7.51%
                                 11815 N. Pennsylvania Street
                                 Carmel, IN 46032

                                 Merrill Lynch 4800 Deer Lake                 6.36%
                                 Drive E Floor 2
                                 Jacksonville, FL  32246-6484

                                 Painewebber/James Berlin 1795                6.22%
                                 Brookwood Akron, OH 44313

                                 Conseco Annuity Assurance Company            5.99%
                                 11815 N. Pennsylvania Street
                                 Carmel, IN 46032

                                 Conseco Health Insurance                     5.86%
                                 11815 N. Pennsylvania Street
                                 Carmel, IN 46032

Class B                          Merrill Lynch 4800 Deer Lake                66.07%
                                 Drive E Floor 2
                                 Jacksonville, FL  32246-6484

Class C                          Merrill Lynch 4800 Deer Lake                52.32%
                                 Drive E Floor 2
                                 Jacksonville, FL  32246-6484

                                 Painewebber/David P. Banks                   5.16%
                                                   20989 Olivo Way
                                 Boca Raton,  FL 33433

Class Y                          Merrill Lynch 4800 Deer Lake                89.94%
                                 Drive E Floor 2
                                 Jacksonville, FL  32246-6484

                                 Salomon Smith Barney, Inc.                   6.48%
                                 333 West 34th Street- 3rd Floor
                                 New York, NY 10001-2483


CONSECO 20
---------------------------------------------------------------  -----------------
Class A                          Merrill Lynch 4800 Deer Lake                40.49%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

                                 Painewebber/Jimad Limited                   14.54%
                                 Partnership 1795 Brookwood
                                 Drive Akron, OH 44313-5070

Class B                          Merrill Lynch 4800 Deer Lake                65.98%
                                 Drive E Floor 2
                                 Jacksonville, Fl 32246-6484

Class C                          Merrill Lynch 4800 Deer Lake                64.60%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class Y                          Merrill Lynch 4800 Deer Lake                53.19%
                                 Drive E Floor 2
                                 Jacksonville, Fl 32246-6484

                                 Conseco Save 401 K Plan 1700                26.21%
                                 W 82nd Street Suite 125
                                 Bloomington, MN 55431-1404

CONSECO EQUITY FUND
---------------------------------------------------------------  -----------------
Class A                          Merrill Lynch 4800 Deer Lake                29.94%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

                                 Charles Schwab & Company                    17.62%
                                 101 Montgomery Street San
                                 Francisco, CA 94104-4122

                                 US Bank 9085 E. State Road                   5.50%
                                 334 Zionsville, IN 46077

Class B                          Merrill Lynch 4800 Deer Lake                70.66%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class C                          Merrill Lynch 4800 Deer Lake                80.24%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class Y                          Conseco Save 401 K Plan 1700                86.44%
                                 W. 82nd Street Suite 125
                                 Bloomington, MN 55431-1404

                                 Merrill Lynch 4800 Deer Lake                12.01%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484


CONSECO LARGE CAP FUND
---------------------------------------------------------------  -----------------
Class A                          Conseco Health Insurance                    74.73%
                                 11815 N. Pennsylvania Street
                                 Carmel, IN 46032

                                 Merrill Lynch 4800 Deer Lake                17.07%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class B                          Merrill Lynch 4800 Deer Lake                59.48%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

                                 Dain Rauscher Incorporated 3                 5.81%
                                 Cedro PL
                                 Dallas TX, 75230-3000
Class C                          Merrill Lynch 4800 Deer Lake                69.81%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class Y                          Merrill Lynch 4800 Deer Lake                89.34%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

                                 Deutche Banc Alex Brown Inc.                10.45%
                                 P.O. Box 1346
                                 Baltimore, MD 21203-1346

CONSECO BALANCED FUND
---------------------------------------------------------------  -----------------
Class A                          Bankers Life and Casualty                   36.24%
                                 11815 N. Pennsylvania Street
                                 Carmel, IN 46032

                                 Merrill Lynch 4800 Deer Lake                18.31%
                                 Drive E Floor 2
                                 Jacksonville, Fl 32246-6484

                                 Conseco Life Insurance                      11.42%
                                 Company 11815 N.
                                 Pennsylvania Street
                                 Carmel, IN 46032

                                 Conseco Senior Health                        9.34%
                                 Insurance 11815 N.
                                 Pennsylvania Street
                                 Carmel, IN 46032

                                 Charles Schwab & Company                     7.79%
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122

Class B                          Merrill Lynch 4800 Deer Lake                70.67%
                                 Drive E Floor 2
                                 Jacksonville, Fl 32246-6484

Class C                          Merrill Lynch 4800 Deer Lake                91.33%
                                 Drive E Floor 2
                                 Jacksonville, Fl 32246-6484

Class Y                          Conseco Save 401 K Plan 1700                59.69%
                                 West 82nd Street Suite 125
                                 Bloomington MN 55431-1404

                                 Merrill Lynch 4800 Deer Lake                30.97%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

CONSECO CONVERTIBLES SECURITIES
---------------------------------------------------------------  -----------------
Class A                          Merrill Lynch 4800 Deer Lake                47.73%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

                                 Mohinder Maan 1228 Kahului                  14.81%
                                 Street Honolulu, HI 96825-3002

Class B                          Merrill Lynch 4800 Deer Lake                65.06%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class C                          Merrill Lynch 4800 Deer Lake                76.42%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class Y                          Merrill Lynch 4800 Deer Lake                51.66%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

                                 Conseco Save 401 K Plan 1700                26.01%
                                 West 82nd Street Suite 125
                                 Bloomington, MN 55431-1404

                                 FFG Insurance Company 2001                  19.69%
                                 Bryan Street Suite 200
                                 Dallas  TX 75201-3049


CONSECO HIGH YIELD FUND
---------------------------------------------------------------  -----------------
Class A                          Merrill Lynch 4800 Deer Lake                76.16%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class B                          Merrill Lynch 4800 Deer Lake                74.51%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class C                          Merrill Lynch 4800 Deer Lake                77.96%
                                 Drive E Floor 2
                                 Jacksonville, Fl 32246-6484

Class Y                          Merrill Lynch 4800 Deer Lake                74.63%
                                 Drive E Floor 2
                                 Jacksonville, Fl 32246-6484


                                 Luann Derrickson 5799 Sunset                12.46%
                                 Lane
                                 Indianapolis, IN 46228-1447

                                 Conseco Save 401 K Plan 1700                 8.53%
                                 West 82nd Street Suite 125
                                 Bloomington, MN 55431-1404


CONSECO FIXED INCOME FUND
---------------------------------------------------------------  -----------------
Class A                          Merrill Lynch 4800 Deer Lake                65.29%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

                                 Conseco Health Insurance                    11.11%
                                 11815 North Pennsylvania Street
                                 Carmel, IN 46032

Class B                          Merrill Lynch 4800 Deer Lake                78.11%
                                 Drive E Floor 2
                                 Jacksonville, Fl 32246-6484

Class C                          Merrill Lynch 4800 Deer Lake                87.38%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

Class Y                          Merrill Lynch 4800 Deer Lake                42.51%
                                 Drive E Floor 2
                                 Jacksonville, Fl  32246-6484

                                 Conseco Save 401 K Plan 1700                35.31%
                                 West 82nd Street Suite 125
                                 Bloomington, MN 55431-1404

                                 Morgan Keegan & Company 8th                  7.96%
                                 and Grove
                                 Baldwin City, KS  66006







The Trustees and officers of the Trust, as a group, own less than 1% of each Fund's outstanding shares. A shareholder owning of record or beneficially more than 25% of a Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FUND EXPENSES

Each Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Trustees; (iv) compensation and expenses of Trustees who are not interested persons of the Trust; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION  ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997 as amended December 31, 1997. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.

The following is information about the compensation received by the Distributor with respect to each Fund for the fiscal year ended December 31, 1999:

--------------------  --------------  ----------------  --------------
FUND AND CLASS         COMPENSATION   AMOUNT RETAINED       AMOUNT
                       RECEIVED BY     BY DISTRIBUTOR    REALLOWED BY
                       DISTRIBUTOR                       DISTRIBUTOR
--------------------  --------------  ----------------  --------------
Conseco 20
Class A               $   2,656,532   $        137,238  $   2,519,294
Class B                      44,346                  0         44,346
Class C                       8,061                  0          8,061
--------------------  --------------  ----------------  --------------
Conseco Equity
Class A               $     147,692   $          8,353  $     139,339
Class B                       2,595                  0          2,595
Class C                         226                  0            226
--------------------  --------------  ----------------  --------------
Conseco Balanced
Class A               $      55,790   $          2,795  $      52,995
Class B                      (3,173)                 0         (3,173)
Class C                         346                  0            346
Conseco Convertible
Securities*
Class A               $     559,537   $         19,668  $     539,869
Class B                       5,417                  0          5,417
Class C                         518                  0            518
--------------------  --------------  ----------------  --------------
Conseco High Yield
Class A               $   1,176,202   $         82,897  $   1,093,305
Class B                      32,756                  0         32,756
Class C                       6,974                  0          6,974
--------------------  --------------  ----------------  --------------
Conseco Fixed Income
Class A               $     146,879   $          8,222  $     138,657
Class B                       4,349                  0          4,349
Class C                       2,686                  0          2,686
--------------------  --------------  ----------------  --------------

-----------------------------  -------------  ----------------  --------------------
                               COMPENSATION
                                RECEIVED BY   AMOUNT RETAINED   AMOUNT REALLOWED BY
FUND AND CLASS                  DISTRIBUTOR    BY DISTRIBUTOR       DISTRIBUTOR
-----------------------------  -------------  ----------------  --------------------
Conseco Science & Technology*
Class A                        $     544,926  $         26,364  $            518,562
Class B                        $       3,725  $              0  $              3,725
Class C                        $       2,849  $              0  $              2,849
-----------------------------  -------------  ----------------  --------------------
Conseco 20
Class A                        $   7,303,520  $        272,135  $          7,031,385
Class B                        $   1,134,885  $              0  $          1,134,885
Class C                        $     235,902  $              0  $            235,902
-----------------------------  -------------  ----------------  --------------------
Conseco Equity
Class A                        $   1,654,122  $         65,654  $          1,588,468
Class B                        $      76,863  $              0  $             76,863
Class C                        $      35,936  $              0  $             35,936
-----------------------------  -------------  ----------------  --------------------
Conseco Large-Cap*
Class A                        $     307,908  $          5,530  $            302,378
Class B                        $       3,913  $              0  $              3,913
Class C                        $       5,187  $              0  $              5,187
-----------------------------  -------------  ----------------  --------------------
Conseco Balanced
Class A                        $     733,444  $         88,675  $            644,769
Class B                        $      41,413  $              0  $             41,413
Class C                        $      10,379  $              0  $             10,379
-----------------------------  -------------  ----------------  --------------------
Conseco Convertible
Securities
Class A                        $   1,742,945  $         52,785  $          1,690,160
Class B                        $     208,458  $              0  $            208,458
Class C                        $      24,090  $              0  $             24,090
-----------------------------  -------------  ----------------  --------------------
Conseco High Yield
Class A                        $     957,150  $         17,042  $            940,108
Class B                        $     299,853  $              0  $            299,853
Class C                        $      21,159  $              0  $             21,159
-----------------------------  -------------  ----------------  --------------------
Conseco Fixed Income
Class A                        $     254,714  $          4,353  $            250,361
Class B                        $      22,714  $              0  $             22,055
Class C                        $       5,956  $              0  $              5,956
-----------------------------  -------------  ----------------  --------------------

* *The Conseco Science & Technology and Conseco Large-Cap Funds commenced operations on July 1, 2000. The information with respect to that Fund is shown for the period beginning July 1, 2000.

Following is information about the compensation received by the Distributor with respect to each Fund for the fiscal year ended December 31, 2001:

--------------------  --------------  ----------------  --------------
FUND AND CLASS         COMPENSATION   AMOUNT RETAINED       AMOUNT
                       RECEIVED BY     BY DISTRIBUTOR    REALLOWED BY
                       DISTRIBUTOR                       DISTRIBUTOR
--------------------  --------------  ----------------  --------------
Conseco Science &
Technology
Class A                 342,119          58,563                283.556
Class B
Class C
--------------------  --------------  ----------------  --------------
Conseco 20
Class A               1,683,206         475,322              1,207,884
Class B
Class C
--------------------  --------------  ----------------  --------------
Conseco Equity
Class A                 759,994         203,359                556,635
Class B
Class C
--------------------  --------------  ----------------  --------------
Conseco Large-Cap
Class A                 173.230           45,504                127,726
Class B
Class C
--------------------  --------------  ----------------  --------------
Conseco Balanced
Class A              1,057,163           256,126                801,037
Class B
Class C
--------------------  --------------  ----------------  --------------
Conseco Convertible
Securities
Class A                171,459            62,418                109,041
Class B
Class C
--------------------  --------------  ----------------  --------------
Conseco High Yield
Class A              1,348,952           388,101                960,851
Class B
Class C
--------------------  --------------  ----------------  --------------
Conseco Fixed Income
Class A              2,922,918           533,823               2,369,095
Class B
Class C
--------------------  --------------  ----------------  --------------

For sales of Class Y shares, the Distributor may provide promotional incentives including cash compensation to certain broker, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amount so shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealer, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. The Distributor or its affiliates out of their own assets will make all of the above payments. These programs will not chance the price an investor will pay for shares or the amount that a Fund will receive from such sales.

The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted distribution and service plans dated March 28, 1997 with respect to the Class A shares of the Conseco Equity Fund, Conseco Balanced Fund and Conseco Fixed Income Fund, and dated December 31, 1997 with respect to each other class of Fund shares (and approved with respect to the Conseco Convertible Securities Fund on May 14, 1998, and with respect to the Conseco Science & Technology and Conseco Large-Cap Funds on May 17, 2000) (the "Plans"), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.50% annually of each Fund's average daily net assets attributable to its Class A shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class B shares. The Plans authorize payments to the Distributor up to 1.00% annually of each Fund's average daily net assets attributable to its Class C shares.

For the fiscal year ended December 31, 1999, the 12b-1 fees attributable to each class of shares is as follows:


FUND                  CLASS A   CLASS B   CLASS C
--------------------  --------  --------  --------
Conseco 20            $223,672  $236,539  $109,721
--------------------  --------  --------  --------
Conseco Equity         147,839    23,231    10,291
--------------------  --------  --------  --------
Conseco Balanced       137,765    19,007    16,193
--------------------  --------  --------  --------
Conseco Convertible    166,552    33,543     9,653
Securities
--------------------  --------  --------  --------
Conseco High Yield     239,297   312,522   109,389
--------------------  --------  --------  --------
Conseco Fixed Income   228,252    41,465    21,398
--------------------  --------  --------  --------

For the fiscal year ended December 31, 2000, the 12b-1 fees attributable to each class of shares is as follows:

--------------------  --------  ----------  --------
FUND                  CLASS A    CLASS B    CLASS C
--------------------  --------  ----------  --------

Conseco Science &     $ 69,332  $   18,577  $ 16,109
Technology
--------------------  --------  ----------  --------
Conseco 20             400,304   1,325,867   976,559
--------------------  --------  ----------  --------
Conseco Equity         133,725     130,317   107,980
--------------------  --------  ----------  --------
Conseco Large-Cap       55,014       6,626    10,183
--------------------  --------  ----------  --------
Conseco Balanced       158,456      76,999    53,146
--------------------  --------  ----------  --------
Conseco Convertible    120,693     303,664   120,464
Securities
--------------------  --------  ----------  --------
Conseco High Yield     152,793     471,670   217,625
--------------------  --------  ----------  --------
Conseco Fixed Income   195,289      57,978    27,966
--------------------  --------  ----------  --------

For the fiscal year ended December 31, 2001, the 12b-1 fees attributable to each class of shares is as follows:

--------------------  --------  ----------  --------
FUND                  CLASS A   CLASS B   CLASS C
--------------------  --------  --------  --------

Conseco Science &     $ 66,512  $ 28,838  $ 43,410
Technology
--------------------  --------  --------  --------
Conseco 20             130,876   597,772   485,040
--------------------  --------  --------  --------
Conseco Equity          73,537   202,903   160,428
--------------------  --------  --------  --------
Conseco Large-Cap       52,672    53,011    53,812
--------------------  --------  --------  --------
Conseco Balanced       120,805   175,092   251,420
--------------------  --------  --------  --------
Conseco Convertible     43,802   283,074    93,123
Securities
--------------------  --------  --------  --------
Conseco High Yield     111,908   469,639   224,027
--------------------  --------  --------  --------
Conseco Fixed Income   259,908   241,835   286,411
--------------------  --------  --------  --------

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plans, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

The Plans were adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. The Trustees believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of Class A, Class B and Class C shares of each Fund, economies of scale, reduced expense ratios and greater portfolio diversification.

Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The Plans will automatically terminate in the event of their assignment.

PURCHASE, REDEMPTION AND PRICING OF SHARES

SHARE PRICES AND NET ASSET VALUE

Each Fund's shares are bought or sold at a price that is the Fund's net asset value (NAV) per share. The NAV per share is determined for each class of shares for each Fund as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each business day by dividing the value of the Fund's net assets attributable to a class (the class's pro rata share of the value of the Fund's assets minus the class's pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.

For each of the Funds the assets of the Fund are valued as follows: Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60)  days  or  less  may  be  valued  at  amortized  cost.

Class  Y  Shares

Your initial purchase amount should be at least $500,000. However, the minimum may be waived at the discretion of the Fund's officers. The Fund and Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

PURCHASES  AND  REDEMPTIONS  THROUGH  AUTHORIZED  BROKERS  AND  DEALERS

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders and such broker are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. That customer order will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee accepts them.

REDUCTIONS AND WAIVERS OF SALES CHARGES

REDUCTION OF CLASS A SALES CHARGE

RIGHTS  OF ACCUMULATION.  Each Fund offers to all qualifying investors rights of
-----------------------
accumulation under which investors are permitted to purchase shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of the Funds, or shares of the money market fund currently managed by Firstar Money Market (derived from the exchange of Fund shares on which an initial sales charge was paid). Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

LETTER  OF  INTENT.  Any  shareholder  may qualify for a reduced sales charge on
------------------
purchases of shares made within a 13-month period pursuant to a Letter of Intent
(LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Trust owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, Firstar Mutual Fund Services, LLC ("FSMS"), the Trust's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to FSMS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by FSMS pay such difference in sales charge, FSMS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from FSMS at (800) 986-3384.

SYSTEMATIC  WITHDRAWAL PLAN.  The Systematic Withdrawal Plan ("SWP") is designed
---------------------------
to provide a convenient method of receiving fixed payments at regular intervals from Class A, Class B and Class C shares of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

Any income dividends or capital gain distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

WAIVER  OF  CLASS  A  INITIAL  SALES  CHARGE

     No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

- By current or retired officers, directors or employees (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of the Trust, Conseco and its affiliates and the Transfer Agent;

- By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

- By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor in connection with such account;

- By an omnibus account established by an Administrator for tax-qualified employee benefit plans where the Administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with the Distributor in connection with such account;

- By brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

- By employees and registered representatives (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such individual as listed above);

- By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

- By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group;

- (i) Through an investment adviser who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion;

- Through a broker, dealer or other financial intermediary which maintains a net asset value purchase program that enables the Funds to realize certain economies of scale;

- Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

- By purchasers in connection with investments related to a bona fide medical savings account; or

- By an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

WAIVER OF CLASS C INITIAL SALES CHARGES

     Class C shares may be offered without an initial sales charge to:

- An investor who buys through a broker-dealer's omnibus account. However, CDSC may apply if the shares are sold within 24 months of purchase.

     Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGE FOR CLASS B AND CLASS C

     To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

- Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

- Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70 (waiver applies only to amounts necessary to meet the required minimum amount). If Class B shares represent a part of a shareholder's total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the Class B shares bear to the total investment account.

-    Death or disability (as defined in Section 72(m)(7) of the Internal Revenue
     Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

- Payments under a Systematic Withdrawal Plan ("SWP") not to exceed 10% of the account value per year. The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.

REDEMPTIONS IN KIND

Each Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the net assets of the Fund, whichever is less. Any redemptions beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemptions in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could incur certain transaction costs.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; for any period during which an emergency exists as a result of which (1) disposition by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets; or for such other periods as the SEC may permit for the protection of investors.

RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS

Each class of shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations.

INFORMATION ON CAPITALIZATION AND OTHER MATTERS

All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of a Fund is entitled to participate equally in dividends and distributions declared by that class.

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold annual meetings of shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10% of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1% of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.

Each issued and outstanding share of each class of a Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive or similar rights, and are freely transferable. The exchange privilege for each class and the conversion rights of Class B shares are described in the Prospectus.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees, the ratification of the contract with the principal underwriter or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of a Fund shall have a different arrangement for shareholder services or the distribution of securities or both and shall pay all of the expenses of that arrangement, shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration


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
of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder's incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

TAXES

GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,
(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

INCOME  FROM  FOREIGN  SECURITIES

Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Pursuant to that election, the Fund would treat its foreign taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, and (2) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part of any "excess distribution" received by it on the stock of a PFIC or of any gain on the Fund's disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund, would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed thereto by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock with respect to which this election is made will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.


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
INVESTMENTS  IN  DEBT  SECURITIES

If a Fund invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if an election is made to include market discount in income currently), it must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that holds such obligations. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that holds such obligations in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.

HEDGING  STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies -- and as noted above, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be marked-to-market (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the case available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


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
The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under that law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

FINANCIAL  STATEMENTS AND FINANCIAL HIGHLIGHTS

Audited financial statements and financial highlights for the Conseco Science & Technology Fund, Conseco 20 Fund, Conseco Equity Fund, Conseco Large-Cap Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund, and Conseco Fixed Income Fund for the fiscal year ended December 31, 2001 are incorporated by reference from the Trust's annual report to shareholders.

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
APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD  &  POOR'S  CORPORATE  BOND  RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


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
AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED  STOCK  RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

                       STATEMENT OF ADDITIONAL INFORMATION

                               CONSECO FUND GROUP

                            CONSECO MONEY MARKET FUND

                                 CLASS Y SHARES

                                   MAY 1, 2002

This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and the Conseco Money Market Fund (the "Fund"). It should be read in conjunction with the Fund's Class Y Share prospectus (the "Prospectus"), dated May 1, 2002. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 800-986-3384.


TABLE OF CONTENTS

GENERAL INFORMATION
INVESTMENT RESTRICTIONS
INVESTMENT STRATEGIES
TEMPORARY DEFENSIVE POSTIONS
PORTFOLIO TURNOVER
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
INVESTMENT PERFORMANCE
SECURITIES TRANSACTIONS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
FUND EXPENSES
DISTRIBUTION ARRANGEMENTS
PURCHASE, REDEMPTION AND PRICING OF SHARES
INFORMATION ON CAPITALIZATION AND OTHER MATTERS
TAXES
FINANCIAL STATEMENTS
APPENDIX A SECURITIES RATINGS

GENERAL  INFORMATION

The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues nine separate series of shares, each of which represents a separate portfolio of investments. The Conseco Money Market Fund offers only Class Y shares. The other funds of Conseco Fund Group: Conseco Science & Technology, Conseco 20, Conseco Large-Cap, Conseco Equity, Conseco Balanced, Conseco Convertible Securities, Conseco High Yield, and Conseco Fixed Income Funds, offer Class A, B, C and Y shares in a separate prospectus. Conseco Capital Management, Inc. (the
"Adviser")  serves  as  the  Trust's  investment  adviser.

There is no assurance that the Fund will achieve its investment objective. The Fund may be used independently or in combination with other Funds.

INVESTMENT  RESTRICTIONS

The Trust has adopted the following policies relating to the investment of assets of the Fund, and its activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. A change in policy affecting the Fund may be effected with the approval of the holders of a majority of the outstanding shares of the Fund. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

The  Conseco  Money  Market  Fund  may  not  (except  as  noted):

1. Purchase or sell commodities or commodity contracts, including interest rate future contracts, stock index futures, futures contracts based on other financial instruments, and options on such future contracts;

2. Borrow money, except that the Fund may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that the Fund may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3. Underwrite securities of other issuers except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4.   With  respect to its total assets, purchase the securities of any issuer if
     (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

5. Purchase any security if thereafter 25% or more of the total assets of the Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6.   Purchase  or  sell  real  estate;

7. Make loans of its assets if, as a result, more than 33-1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.   Issue  any  senior  security,  except  as  permitted  under  the  1940 Act.

INVESTMENT  STRATEGIES

The  Fund  seeks  current  income  with  liquidity  and  stability of principal.

In addition to the investment strategies described in the Prospectus and in "Description of Securities and Investment Techniques," the CONSECO MONEY MARKET FUND may:

- Invest only in U.S. dollar-denominated money market instruments that present "minimal credit risk." At least 95 percent of the Conseco Money Market Fund's total assets, as measured at the time of investment, must be of the "highest quality." A money market instrument will be considered in the highest quality (1) if it is rated in the highest rating category by
     (i) any two nationally recognized statistical rating organization ("NRSRO") or, (ii) by the only NRSRO that rate the security;(2) if, in the case of an instrument with a remaining maturity or 13 months or less that was long-term at the time of issuance, the issuer thereof has short-term debt obligations comparable in priority and securities to such security, and that are rated in the highest rating category by (i) any two NRSROs or (ii) the only NRSRO that has rated the security or (iii) in the case of an unrated security, such security is of comparable quality to a security in the highest rating category as determined by the Adviser.

- With respect to no more than 5 percent of its total assets, measured at the time of investment, invest money market instruments that are in the second-highest rating category for short-term debt obligations.

- Not invest more than 5 percent of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. Government securities, and repurchase agreements thereon and except that the Fund may invest more than 5 percent of its total assets in securities of a single issuer that are of the highest quality for a period of up to three business days.

- Not invest more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that the limitation shall not apply to U.S. Government securities.

- From time to time, purchase securities on a when-issued or delayed delivery basis.

- Enter into repurchase agreements. If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

- Usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable.

- Invest in a variety of securities and employ a number of investment techniques including the following:




Instrument                                            Description

U.S. Treasury       Bills, notes, bonds, STRIPS and CUBES.
Obligations

Treasury Receipts   TRs, TIGRs and CATS

U.S. Government     Securities issued by agencies and instrumentalities of the U.S.
Agencies            government.  These include Ginnie Mae, Fannie Mae and Freddie Mac.

Certificates of     Negotiable instruments with a stated maturity.
Deposit

Time Deposits       Non-negotiable receipts issued by a bank in exchange for the deposit of funds.

Repurchase          The purchase of a security and the simultaneous commitment to return the
Agreements          security to the seller at an agreed upon price on an agreed upon date.
                    This is treated as a loan.

Reverse Repurchase  The sale of a security and the simultaneous commitment to buy the
 Agreements         security back at an agreed upon price on an agreed upon date.  This is treated as borrowing by the Fund.

Securities Lending  The lending of up to 33 1/3% of the Fund's total assets.  In return, the
                    Fund will receive cash, other securities and/or letters of credit as collateral.

When-Issued         Purchase or contract to purchase securities at a fixed price for delivery at a
Securities and      future date.
Forward
Commitments

Investment          Shares of other money market funds.
Company Securities

Extendable          Variable rate notes which normally mature within a short period of time
Commercial Notes    (e.g. one month) but which may be extended by the issuer for a maximum maturity of thirteen months.

Bankers'            Bills of exchange or time drafts drawn on and accepted by a commercial
Acceptances         bank.  Maturities are generally six months or less.

Commercial Paper    Secured and unsecured short-term promissory notes issued by corporations and other entities.  Maturities generally vary from a few days to nine months.

Variable and        Obligations with interest rates which are reset daily, weekly, quarterly or
Floating Rate       some other period and which may be payable to the Fund on demand.
Instruments

Mortgage-Backed     Debt obligations secured by real estate loans and pools of loans.  These
Securities          include collateralized mortgage obligations (CMOs) and Real Estate
                    Mortgage Investment Conduits (REMICs)

Demand Features     Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

Municipal           Securities issued by a state or political subdivision to obtain funds for
Securities          various public purposes.  Municipal securities include private activity bonds and industrial development bonds, as well as General Obligations
                    Notes, Bond Anticipation Notes, Revenue Anticipation Notes, municipal leases, obligations of municipal housing authorities and single family revenue bonds.

Short-Term          Agreements issued by banks and highly rated insurance companies such
Funding             as Guaranteed Investment Contracts (GICs) and Bank Investment
Agreements          Contracts (BICs).

Participation       Interest in municipal securities, including municipal leases, from financial
Interests           institutions such as commercial and investment banks, savings and loan associations and insurance companies.  These interests may take the form of participations, beneficial interests in trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax.

Asset-Backed        Securities secured by company receivables, home equity loans, truck and
Securities          auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.

Foreign Securities  Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities that are U.S.
                    dollar-denominated.



DESCRIPTION  OF  SECURITIES  AND  INVESTMENT  TECHNIQUES

The different types of securities have risks of varying degrees. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques of the Fund and their risks are described in greater detail below.

The investment objectives of the Fund are not fundamental. All investment policies and practices described in this SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") may change them without shareholder approval. The Conseco Money Market Fund does not currently intend to change its investment objective.

The following discussion describes in greater detail different types of securities and investment techniques used by the Fund, as well as the risks associated with such securities and techniques.

U.S.  TREASURY  OBLIGATIONS

Bills, note and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

TREASURY  RECEIPTS

Interest in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts ("TRS"), Treasury Investment Growth Receipts ("TIGRS") and Certificates of Accrual on Treasury Securities ("CATS").

U.S. GOVERNMENT SECURITIES AND SECURITIES OF INTERNATIONAL ORGANIZATIONS U.S. Government securities which are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

DEBT  SECURITIES

The Fund may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock (see "Convertible Securities" below), or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

ASSET-BACKED  SECURITIES

Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

MORTGAGE-BACKED  SECURITIES

The Fund may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities.

MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae ("FNMA") or Freddie Mac ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. As a result, GNMA certificates are considered to have a low risk of default, although they are subject to the same market risk as comparable debt securities. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in pools of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. Mortgage-backed securities may be issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets.

FOREIGN  SECURITIES

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets; confiscatory taxation; political, social or financial instability; and war or other diplomatic developments that could adversely affect investments in those countries. Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. A Fund generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs, custodial fees and management costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve longer time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All  of  the  foregoing  risks  may  be  intensified  in  emerging  markets.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

WHEN-ISSUED  AND  DELAYED  DELIVERY  SECURITIES

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The settlement dates of these transactions may be a month or more after entering into the transaction. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of such securities each day in determining the Fund's net asset value. However, a Fund will not accrue any income on these securities prior to delivery. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE  AND  FLOATING  RATE  SECURITIES

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

Extendable Commercial Note. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g. one month) but which may be extended by the issuer for a maximum maturity of thirteen months.

BANKING  AND  SAVINGS  INDUSTRY  OBLIGATIONS

Such obligations include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fund may each invest in obligations of foreign branches of domestic commercial banks and foreign banks. See "Principal Risk - Foreign Securities" in the Prospectus for information regarding risks associated with investments in foreign securities.

The Fund will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

2.   In  the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL  PAPER

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

REPURCHASE  AGREEMENTS

Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the fund would realize a loss. However, to minimize this risk, the fund will enter into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the Board. No more than 15% of a Fund's assets may be subject to repurchase agreements maturing in more than seven days.

A repurchase transaction will be subject to guidelines approved by the Board. These guidelines require monitoring the creditworthiness of counterparties to repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. Repurchase agreements maturing in more than seven days may be considered illiquid and may be subject to the Fund's limitation on investment in illiquid securities.

REVERSE  REPURCHASE  AGREEMENTS  AND  MORTGAGE  DOLLAR  ROLLS

A reverse repurchase agreement involves the temporary sale of a security by a fund and its agreement to repurchase the instrument at a specified time at a higher price. Such agreements are short-term in nature. During the period before repurchase, the fund continues to receive principal and interest payments on the securities.

In a mortgage dollar roll, a fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a fund will segregate cash or liquid securities whenever it enters into reverse repurchase agreements or mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the fund's fundamental policies concerning borrowings.

SECURITIES  LENDING

The Fund may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Fund will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Fund's total assets. The fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Fund seeks to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

BORROWING

A Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, the Fund will be in a worse position than if it had not borrowed. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Fund's shares. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of derivatives in connection with leverage may create the potential for significant losses. The Fund may pledge assets in connection with permitted borrowings. The Fund may borrow an amount up to 33 1/3 % of its assets.

DEMAND  FEATURES

Securities that are subject to pus and standby commitments ("Demand Features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Fund expects that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security.

SHORT-TERM  FUNDING  AGREEMENTS

To enhance yield, a fund may make limited investments in short-term fund agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to such agreements, the Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Fund only if, at the time of purchase, no more than 10% of the Fund's net assets will be invested in short-term funding agreements and other illiquid securities.

INVESTMENT  IN  SECURITIES  OF  OTHER  INVESTMENT  COMPANIES

Securities of other investment companies have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds to invest in other investment companies within prescribed limitations. An investment company generally may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and
(3) its investment in all investment companies does not exceed 10 percent of assets.

Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

Investment companies in which the Fund may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invests in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs the Fund may incur in connection with such investments.

INVESTMENT  PERFORMANCE

STANDARDIZED YIELD QUOTATIONS. The Fund may advertise investment performance figures, including yield. The yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD  =  2  [((A-B)/CD)+1)6-1]

Where:

A  =  the  dividends  and  interest  earned  during  the  period.

B  =  the  expenses  accrued  for  the  period  (net of reimbursements, if any).

C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

D = the maximum offering price (which is the net asset value) per share on the last day of the period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. The Fund may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P  (1+T)n=ERV

Where:

P  =  a  hypothetical  initial  payment  of  $1,000.

T  =  the  average  annual  total  return.

n  =  the  number  of  years.

ERV  =     the  ending  redeemable  value  at the end of  the stated period of a hypothetical  $1,000  payment  made  at  the  beginning  of  the  stated period.

Each investment performance figure will be carried to the nearest hundredth of one percent.

                         Average Annual Total Returns
                        Periods Ended December 31, 2001

Fund                             One Year  Since Inception*
Conseco Money Market Fund            1.93%           1.93%
Since Inception: May 4, 2001

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent the Fund's performance or more accurately compare such performance to other measures of investment return, the Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Fund may advertise its performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Lehman Brothers U.S. Treasury Index is a market value-weigthed index of public obligations of the U.S. Treasury with maturities of one year or more.

Each index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) the Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; and (5) the sectors or industries in which a Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value  with  respect  to  the  particular  industry  or  sector.

SECURITIES  TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for this Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of the Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to this Fund and/or other accounts over which the Adviser exercises investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Fund to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by the Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of the Fund in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Fund indicating the broker-dealers to whom such allocations have been made and the basis therefore.

The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to this Fund and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to this Fund. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

Orders on behalf of this Fund may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.


For the fiscal year ended December 31, 2001, the Conseco Money Market Fund paid no brokerage commissions.

During the fiscal year ended December 31, 2001, Conseco Money Market Fund did not pay any commissions to any affiliated brokers.

During the fiscal year ended December 31, 2001, Conseco Money Market Fund acquired the securities of its "regular brokers or dealers" (as defined in the 1940 Act) as follows:



NAME OF ISSUER              MARKET VALUE
Goldman Sachs Group, Inc.   $   1,998,875
Morgan Stanley Group, Inc.  $   1,998,300



The Board periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

MANAGEMENT

THE  ADVISER

The Adviser provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Fund, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust.

The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Adviser manages and serves as sub-adviser to other registered investment companies and manages the invested assets of Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 2001, the Adviser managed in excess of $31 billion in assets.

The Investment Advisory Agreement, effective April 3, 2001, between the Adviser and the Conseco Money Market Fund, provides that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreement provides that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.

Under the terms of the Investment Advisory Agreement, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of 0.50% of the average daily net asset value of the Conseco Money Market Fund.

Pursuant to a contractual arrangement with the Trust, the Adviser, along with the Fund's Administrator, Conseco Services, LLC, has agreed to waive fees and/or reimburse expenses through April 30, 2003, so that annual operating expenses of the Conseco Money Market Fund is limited to 0.40%.

     During the fiscal year ended December 31, 2001, CCM accrued advisory fees from the Fund totalling $616,608. However, CCM waived and/or reimbursed the Funds $518,103 of these advisory fees.

The Adviser and/or the Administrator will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

This contractual arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses.

The Fund may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.

OTHER  SERVICE  PROVIDERS

THE ADMINISTRATOR. Conseco Services, LLC (the "Administrator") is a wholly owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997 and approved by the Board of Trustees regarding the Conseco Money Market on February 17, 2001. Under the agreement, the Administrator supervises the overall administration of the Fund. These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities

For providing these services, the Administrator receives a fee from the Fund of ..20% per annum of its average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Fund. Firstar Mutual Fund Services, LLC performs certain administrative services for the Fund, pursuant to agreements with the Administrator. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.

U.S. Bancorp Fund Services, LLC provides sub-accounting and sub-administration services to the Fund.

For the fiscal year ended December 31, 2001, Conseco Money Market Fund accrued administration fees totaling $246,643.

CUSTODIAN. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of the assets of the Fund.

TRANSFER AGENCY SERVICES. U.S. Bancorp Fund Services, LLC is the transfer agent for the Fund.

INDEPENDENT ACCOUNTANTS/AUDITORS. PricewaterhouseCoopers LLP, Chicago, Illinois serves as the Trust's independent accountant.

TRUSTEES  AND  OFFICERS  OF  THE  TRUST

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in "Management." The Trust's officers supervise the daily business operations of the Trust. The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in "Management." The Trust's officers supervise the daily business operations of the Trust.

Each Trustee will serve the Fund until their successors are duly elected and qualified. All Trustees oversee the 18 Portfolios that make up the Conseco Mutual Fund Complex, including Conseco Fund Group (9 Portfolio), Conseco Series Trust (7 Portfolios), Conseco StockCar Stocks Mutual Fund, Inc. (1 Portfolio) and Conseco Strategic Income Fund (1 Portfolio).

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.




NAME, ADDRESS        POSITION(S)     TERM OF                    PRINCIPAL                   NUMBER OF        OTHER
AND AGE               HELD WITH      OFFICE                   OCCUPATION(S)                 PORTFOLIOS   DIRECTORSHIPS
                         FUND          AND                     DURING PAST                   IN FUND        HELD BY
                                    LENGTH OF                    5 YEARS                     COMPLEX        TRUSTEE
                                      TIME                                                   OVERSEEN
                                     SERVICE                                                    BY
                                                                                             TRUSTEE*

WILLIAM P.          Chairman of     Since      Consultant to                                        18  None
DAVES, JR. (76)     the Board,      December   insurance and
11825 N.            Trustee              1996  healthcare industries.
Pennsylvania St.                               Director, Chairman
Carmel, IN  46032                              and Chief Executive
                                               Officer, FFG
                                               Insurance Co.
                                               Chairman of the
                                               Board and Trustee of
                                               other mutual funds
                                               managed by the
                                               Adviser.

MAXWELL E.          President       Since      Chartered Financial                                  18  None
BUBLITZ* (46)       and Trustee     December   Analyst. CEO,
11825 N.                                 1996  President and
Pennsylvania St.                               Director, Adviser.
Carmel, IN 46032                               Senior Vice
                                               President,
                                               Investments of
                                               Conseco, Inc.
                                               President and Trustee of other mutual
                                               funds managed by the
                                               Adviser.

GREGORY J.          Vice            Since      Chartered Financial                                  18  None
HAHN* (41)          President for   December   Analyst. Senior Vice
11825 N.            Investments          1996  President, Adviser.
Pennsylvania St.    and Trustee                Portfolio Manager of
Carmel, IN 46032                               the fixed income
                                               portion of Balanced
                                               and Fixed Income
                                               Funds.  Trustee and
                                               portfolio manager of
                                               other mutual funds
                                               managed by the
                                               Adviser.

HAROLD W.           Trustee         Since      Chartered Financial                                  18  Director, Ennis
HARTLEY (78)                        December   Analyst. Director,                                       Business
11825 N.                                 1996  Ennis Business                                           Forms, Inc.
Pennsylvania St.                               Forms, Inc. Retired,
Carmel, IN 46032                               Executive Vice
                                               President, Tenneco
                                               Financial Services,
                                               Inc.  Trustee of other
                                               mutual funds
                                               managed by the
                                               Adviser.

DR. R. JAN          Trustee         Since      Director, Southwest                                  18  Director,
LECROY (70)                         December   Securities Group, Inc. Retired, President,               Southwest
11825 N.                                 1996  Dallas Citizens                                          Securities
Pennsylvania St.                               Council.  Trustee of                                     Group, Inc.
Carmel, IN 46032                               other mutual funds
                                               managed by the
                                               Adviser.


DR. JESS H.         Trustee         Since      Higher Education                                     18  None
PARRISH (74)                        December   Consultant.  Former
11825 N.                                 1996  President, Midland
Pennsylvania St.                               College Trustee of
Carmel, IN 46032                               other mutual funds
                                               managed by the
                                               Adviser.

DAVID N.            Trustee         Since      Principal, Walthall                                  18  None
WALTHALL (56)                       December   Asset Management.
11825 N.                                 1996  Former President,
Pennsylvania St.                               Chief Executive
Carmel, IN 46032                               Officer and Director
                                               of Lyrick
                                               Corporation.
                                               Formerly, President
                                               and CEO, Heritage
                                               Media Corporation.
                                               Formerly, Director,
                                               Eagle National Bank.
                                               Trustee of other
                                               mutual funds
                                               managed by the
                                               Adviser.

WILLIAM P.          Vice            Since      Vice President,                              N/A         N/A
KOVACS (56)         President       February   General Counsel,
11825 N.            and                  1999  Secretary, Chief
Pennsylvania St.    Secretary                  Compliance Officer
Carmel, IN 46032                               and Director of
                                               Adviser.  Vice
                                               President, Senior
                                               Counsel, Secretary
                                               and Director,
                                               Conseco Equity
                                               Sales, Inc. Vice
                                               President and
                                               Secretary of other
                                               mutual funds
                                               managed by the
                                               Adviser.  Previously,
                                               Associate Counsel,
                                               Vice President and
                                               Assistant Secretary,
                                               Kemper Financial
                                               Services, Inc. (1989-
                                               1996); previous to Of
                                               Counsel, Rudnick &
                                               Wolfe (1997-1998);
                                               previous to Of
                                               Counsel, Shefsky &
                                               Froelich (1998).

JAMES S. ADAMS      Treasurer       Since      Senior Vice                                  N/A         N/A
(42)                                December   President, Chief
11815 N.                                 1996  Accounting Officer
Pennsylvania St.                               and Treasurer of
Carmel, IN 46032                               Conseco, Inc. and
                                               various of its
                                               subsidiaries.
                                               Treasurer of other
                                               mutual funds
                                               managed by the
                                               Adviser.

WILLIAM T.          Vice            Since      Senior Vice                                  N/A         N/A
DEVANNEY, JR.       President       December   President, Corporate
(46)                Corporate            1996  Taxes,
 11815 N.           Taxes                      of Conseco Services,
Pennsylvania St.                               LLC and various of
 Carmel, IN 46032                              its subsidiaries.  Vice
                                               President of other
                                               mutual funds
                                               managed by the
                                               Adviser.

_________________
*THE TRUSTEE SO INDICATED IS AN "INTERESTED PERSON," AS DEFINED IN THE 1940 ACT,
     OF THE TRUST DUE TO THE POSITIONS INDICATED WITH THE ADVISER AND ITS AFFILIATES.



The following table shows the dollar range of equity securities beneficially owned the each Trustee in the Funds and on an aggregate basis, in the registered investment companies overseen by the trustee within the Conseco Mutual Fund
Complex:




NAME OF TRUSTEE      DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE
                     SECURITIES IN THE FUND   OF EQUITY SECURITIES IN
                                             ALL REGISTERED INVESTMENT
                                               COMPANIES OVERSEEN BY
                                             THE TRUSTEE IN THE CONSECO
                                                MUTUAL FUND COMPLEX


Maxwell E. Bublitz*
William P. Daves
Gregory J. Hahn*
Harold W. Hartley
Dr. R. Jan LeCroy
Dr. Jess H. Parrish
David N. Walthall


* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the compensation of each disinterested Trustee forThe fiscal year ending December 31, 2001 for affiliated investment companies within the Conseco Mutual Fund Complex. In addition to Conseco Fund Group, the Fund Complex, as of December 31, 2001, consists of: Conseco
Series Trust, Conseco Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc

                               COMPENSATION TABLE



                             Aggregate           Total Compensation from
                           Compensation     Investment Companies in the Trust
Name of Person, Position  from the Trust        Complex Paid to Trustees

William P. Daves, Jr.     $        19,625  $57,938
                                           (18 other investment company)
Harold W. Hartley         $        17,375  $51,375
                                           (18 other investment company)
Dr. R. Jan LeCroy         $        17,375  $51,375
                                           (18 other investment company)
Dr. Jesse H. Parrish      $        17,375  $51,250
                                           (18 other investment company)
David N. Walthall         $        17,375  $51,375
                                           (18 other investment company)



None of the independent Trustees, or his immediate family members beneficially owned a class of securities in the investment adviser, principal underwriter of the Fund, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund.

COMMITTEES  OF  THE  BOARD



BOARD COMMITTEE   COMMITTEE MEMBERS   COMMITTEE FUNCTIONS                         MEETINGS HELD DURING LAST FISCAL YEAR
Audit            William P. Daves     The Audit Committee meets with the            One
Committee        Harold W. Hartley,   independent auditors periodically to
                 Chairperson          review the results of the audits and report
                 Dr. R. Jan LeCroy    the results to the full Board, evaluates the
                 Dr. Jess H. Parrish  independence of the auditors, reviews
                 David N. Walthall    legal and regulatory matters that may
                                      effects the Funds.

Compensation     William P. Daves     The Compensation Committee                    One
Committee        Harold W. Hartley    periodically reviews and evaluates the
                 Dr. R. Jan LeCroy    compensation of the Independent
                 Chairperson          Trustees and recommends any
                 Dr. Jess H. Parrish  appropriate changes to the
                 David N. Walthall    independent trustees as a group.

Insurance        William P. Daves,    The Insurance Committee periodically          One
Committee        Chairperson          reviews and evaluates the insurance
                 Harold W. Hartley    coverage that protects the Funds and the
                 Dr. R. Jan LeCroy    Trustees.
                 Dr. Jess H. Parrish
                 David N. Walthall

Retirement       William P. Daves     The Retirement Committee periodically         One
Committee        Harold W. Hartley    reviews and evaluates the retirement
                 Dr. R. Jan LeCroy    policy and recommends any appropriate
                 Dr. Jess H. Parrish  changes to the independent trustees as a
                 David N. Walthall,   group.
                 Chairperson

Nominating       William P. Daves     The Nominating Committee reviews and          One
Committee        Harold W. Hartley    evaluates candidates' qualifications for
                 Dr. R. Jan LeCroy    Board membership and the nominees'
                 Dr. Jess H. Parrish  independence from the Fund's manager
                 Chairperson          and other principal service provider.
                 David N. Walthal



CONTROL  PERSONS  AND  PRINICPAL  HOLDERS  OF  SECURITIES

As of march 31, 2002, the following shareholders owned of record, or were known By the fund to own beneficially, five percent or more of the outstanding Shares of the fund.


CONSECO MONEY MARKET
Class Y               Conseco Inc.                     71.12%
                      11825 North Pennsylvania Street
                      Carmel, IN  46032-4604
                      Conseco Save 401 K Plan          28.88%
                      1700 West 82nd Street
                      Suite 125
                      Bloomington, MN  55431-1404






FUND  EXPENSES

The Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent;
(iii)  expenditures  in  connection  with meetings of shareholders and Trustees;
(iv) compensation and expenses of Trustees who are not interested persons of the Trust; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders;
(vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION  ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997 as amended December 31, 1997. The Underwriting Agreement was approved with respect to the Conseco Money Market Fund as of February 17, 2001. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of any Fund.

The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

SHARE  PRICES  AND  NET  ASSET  VALUE

The Fund calculates its net asset value (NAV) on each business day that the New York Stock Exchange (NYSE) is open. This occurs at the close of regular trading, normally 4 pm, Eastern time. The NAV is generally based on the market price of the securities held in a fund.

The Conseco Money Market Fund's use of the amortized cost method is conditioned on compliance with certain conditions contained in Rule 2a-7 (the "Rule") under the 1940 Act. The Rule also obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of difference of more than one-half of one percent between the two. To minimize any material dilution or other unfair results with might arise from differences between the two, the Trustees will take such steps as they consider appropriate (e.g. redemption in kind or shortening the average portfolio maturity).

It is the normal practice of the Conseco Money Market Fund to hold portfolio securities to maturity however, the portfolio manager may sell a particular security when they deem it advisable. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Fund will realize the principal amount of the security. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Fund. In periods of declining interest rates, the yield on shares of the Fund will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the yield on shares of the Fund will tend to be lower than in the valuation was based upon market prices and estimates.

CLASS  Y  SHARES

Your initial purchase amount should be at least $500,000. However, the minimum may be waived at the discretion of the Fund's officers. The Fund and Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

REDEMPTIONS  IN  KIND

The Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the net assets of the Fund, whichever is less. Any redemptions beyond this amount also will be in cash unless the Board of Trustees determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemptions in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could incur certain transaction costs.

SUSPENSION  OF  REDEMPTIONS

The Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; for any period during which an emergency exists as a result of which (1) disposition by the Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the Fund to fairly determine the value of its assets; or for such other periods as the SEC may permit for the protection of investors.

RETIREMENT  PLANS

Class Y shares are available for purchase by qualified retirement plans of both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations.

CODE  OF  ETHICS

The Fund, Adviser and Principal Underwriter have adopted a Code of Ethics of (hereinafter "Code") pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the Investment Company Act of 1940 (the "Investment Company Act") and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the "Insider Trading Act"). Under the Code, neither director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or (2) is being purchased or sold by the Adviser on behalf of any client. The Code also requires prior clearance, submission of duplicate confirmations on all transactions, submission of duplicate monthly statements on all beneficially owned accounts by access persons. The Code is on file with and is available from the Securities and Exchange Commission.

Under CCM's personal securities trading policy (the "Policy"), CCM employees must preclear personal transactions in securities not exempt under the Policy. In addition, CCM employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. CCM access persons, including portfolio managers and investment personnel, who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Policy, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manager or for which they otherwise provide investment advice.

INFORMATION  ON  CAPITALIZATION  AND  OTHER  MATTERS

All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Fund (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference or similar rights, and are freely transferable. In addition, each issued and outstanding share in a class of the Fund is entitled to participate equally in dividends and distributions declared by that class.

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold annual meetings of shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10% of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1% of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.

Each issued and outstanding share of each class of a Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive or similar rights, and are freely transferable.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees, the ratification of the contract with the principal underwriter or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of a Fund shall have a different arrangement for shareholder services or the distribution of securities or both and shall pay all of the expenses of that arrangement, shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder's incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

TAXES

GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year,
(i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

The Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

INCOME  FROM  FOREIGN  SECURITIES

Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Pursuant to that election, the Fund would treat its foreign taxes as dividends paid to its share-holders, and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, and (2) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing infor-mation in calcu-lating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each tax-able year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. pos-ses-sions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. share-holders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a part of any "excess distribution" received by it on the stock of a PFIC or of any gain on the Fund's disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund, would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed thereto by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock with respect to which this election is made will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.
Any gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.

INVESTMENTS  IN  DEBT  SECURITIES

If the Fund invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if an election is made to include market discount in income currently), it must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.

Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that holds such obligations. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that holds such obligations in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.

HEDGING  STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies -- and as noted above, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- will qualify as permissible income under the Income Requirement.

Certain futures and foreign currency contracts in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be marked-to-market (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the case available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under that law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

FINANCIAL  STATEMENTS AND FINANCIAL HIGHLIGHTS

Audited financial statements and financial highlights for the Conseco Money Market Fund for the fiscal year ended December 31, 2001 are incorporated by reference from the Conseco Money Market Fund annual report to shareholders.


APPENDIX  A:  SECURITIES  RATINGS

DESCRIPTION  OF  CORPORATE  BOND  RATINGS

MOODY'S  INVESTORS  SERVICE,  INC.'S  CORPORATE  BOND  RATINGS:

Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds. Such issues can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD  &  POOR'S  CORPORATE  BOND  RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED  STOCK  RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.




                               CONSECO FUND GROUP
                        Conseco Science & Technology Fund
                                 Conseco 20 Fund
                               Conseco Equity Fund
                             Conseco Large-Cap Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund
                            Conseco Money Market Fund

                       REGISTRATION STATEMENT ON FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM  23.  EXHIBITS.


(a) Agreement and Declaration of Trust. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.


(b) By-laws. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

(c) (1) Agreement and Declaration of Trust of Conseco Fund Group, Articles V, VI, VII, VIII, and X. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

     (2) By-laws of Conseco Fund Group, Articles II, V, and VII. Incorporated by reference to Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.

(d) (1) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Equity Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (2) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Asset Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (3) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Conseco Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (4) Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund, the Conseco International Fund and the Conseco Convertible Securities Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

     (5) Schedule A to the Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco 20 Fund, the Conseco High Yield Fund, the Conseco International Fund and the Conseco Convertible Securities Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (6) Investment Advisory Agreement between Conseco Fund Group, on behalf of the Conseco Money Market Fund, and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (7) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

     (8) Investment Sub-Advisory Agreement between Chicago Equity Partners, LLC and Conseco Capital Management, Inc., on behalf of the Conseco Large-Cap, Conseco Equity and the equity portion of the Conseco Balanced Funds. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed
          May  1,  2001.

     (9) Investment Sub-Advisory Agreement between Oak Associates, ltc. and Conseco Capital Management, Inc., on behalf of the Conseco Science & Technology and Conseco 20 Funds. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

(e) (1) Amended and Restated Principal Underwriting Agreement between Conseco Fund Group and Conseco Equity Sales, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

     (2) Schedule A to the Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (3) Amended Schedule A to the Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

(f)  Bonus,  profit  sharing  or  pension  plans  -  None.

(g) (1) Custody Agreement between Conseco Fund Group and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

     (2) Custody Agreement between Conseco Fund Group and State Street Bank and Trust Company with respect to the Conseco International Fund. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

(h) (1) Amended and Restated Administration Agreement between Conseco Fund Group and Conseco Services, LLC. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

     (2) Schedule A to the Amended and Restated Administration Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (3) Amended Schedule A to the Amended and Restated Administration Agreement. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (4) Sub-Administration Agreement between Conseco Services, LLC and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

     (5) Sub-Administration Agreement between Conseco Services, LLC and AMR Investment Services, Inc. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (6) Fund Administration Servicing Agreement. Incorporated by reference to Post-Effective Amendment No. 13 to the registration statement, SEC File No. 333-13185, File April 10, 2000.

     (7) Amended Schedule A to the Fund Administration Servicing Agreement. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (8)  Amended  Fund  Administration  Servicing  Agreement.  Filed  Herewith.

     (9) Fund Accounting Agreement between Conseco Services, LLC and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

     (10) Fund Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Incorporated by reference to Post-Effective Amendment No. 13 to the registration statement, SEC File No. 333-13185, Filed April 10, 2000.

     (11) Amended  Fund  Accounting  Servicing  Agreement  -  Exhibit  A.  Filed
          Herewith.

     (12) Transfer Agency Agreement between Conseco Fund Group and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-13185, filed December 29, 1997.

     (13) Transfer Agent Servicing Agreement between Conseco Fund Group and Firstar Mutual Fund Services, LLC. Incorporated by reference to Post-Effective Amendment No. 13 to the registration statement, SEC File No. 333-13185, Filed April 10, 2000.

     (14) Amended  Transfer  Agent and Shareholder Servicing Agreement - Exhibit
          A.  Filed  Herewith.

     (15) Agreement Among AMR Investment Services Trust, AMR Investment Services, Inc., and Conseco Fund Group and Conseco Capital Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

(i) Opinion and Consent of Counsel as to the Legality of the Securities being Registered. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

(j)  Consent  of  Independent  Accountants.  Filed  herewith.

(k)  Financial  statements  omitted  from  prospectus  -  None.

(l)  Letter  of  investment  intent  -  None.


(m) (1) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Equity Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (2) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Asset Allocation Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (3) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Conseco Fixed Income Fund. Incorporated by reference to Post-Effective Amendment No. 1 to the registration statement, SEC File No. 333-13185, filed July 30, 1997.

     (4) Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement, SEC File No. 333-13185, filed April 29, 1998.

     (5) Schedule A to the Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (6) Amended Schedule A to the Plan of Distribution and Service pursuant to Rule 12b-1. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (7) Selling Group Agreement. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

(n) (1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (2) Schedule A to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 8 to the registration statement, SEC File No. 333-13185, filed July 15, 1998.

     (3) Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 14 to the registration statement, SEC File No. 333-13185, filed June 27, 2000.

     (4) Amended Schedule A to the Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 16 to the registration statement, SEC File No. 333-13185, filed April 4, 2001.

     (5) Fourth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Filed Herewith.

     (6) Fifth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Filed Herewith.

     (7) Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. Filed Herewith.

(o) (1) Code of Ethics. Incorporated by reference to Post-Effective Amendment No. 14 to the registration statement, SEC File No. 333-13185, filed June 27, 2000.

     (2) Code of Ethics. Chicago Equity Partners, LLC. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.

     (3) Code of Ethics. Oak Associates, ltd. Incorporated by reference to Post-Effective Amendment No. 17 to the registration statement, SEC File No. 333-13185, filed May 1, 2001.



ITEM  24.  PERSONS  CONTROLLED  BY  OR  UNDER  COMMON  CONTROL  WITH  REGISTRANT

     The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

     CONSECO, INC. (Indiana) - (publicly traded)
     Conseco Capital Management, Inc. (Delaware)
            Marketing Distribution Systems Consulting Group, Inc. (Delaware) MDS of New Jersey, Inc. (New Jersey)
     Conseco Equity Sales, Inc. (Texas)
     Conseco Risk Management, Inc. (Indiana)
     Conseco Mortgage Capital, Inc. (Delaware)
     Conseco Group Risk Management Company (Mississippi)
     Conseco Finance Corp. (Delaware)
          CIHC, Incorporated (Delaware)
          Conseco Services, LLC (Indiana)
          Conseco Marketing, LLC (Indiana)
     Conseco Securities, Inc. (Delaware)
     Bankers National Life Insurance Company (Texas)
     Bankers Life Insurance Company of Illinois (Illinois)
     Bankers Life & Casualty Company (Illinois)
          Conseco Direct Life Insurance Company (Pennsylvania)
          Conseco Annuity Assurance Company (Illinois)
          Conseco Senior Health Insurance Company (Pennsylvania)
          Conseco Life Insurance (Bermuda) Limited
          Conseco Life Insurance Company of New York (New York)
          Conseco Variable Insurance Company (Texas)
          Washington National Insurance Company (Illinois)
          United Presidential Life Insurance Company (Indiana)
          Wabash Life Insurance Company (Kentucky)
          Conseco Life Insurance Company (Indiana)
          Geneva International Insurance Company, Inc. (Turks and Caicos
          Islands)
          Pioneer Life Insurance Company (Illinois)
          Manhattan National Life Insurance Company (Illinois)
          Conseco Medical Insurance Company (Illinois)
          Conseco Health Insurance Company (Arizona)
          Frontier National Life Insurance Company (Ohio)
     Consumer Acceptance Corporation (Indiana)
          NAL Financial Group, Inc. (Delaware)
     Conseco Series Trust (Massachusetts)*
     Conseco StockCar Stocks Mutual Fund, Inc. (Maryland)**
     Conseco Strategic Income Fund (Massachusetts) (publicly held) ***

* The shares of Conseco Series Trust currently are sold to insurance separate accounts, both affiliated and unaffiliated.

** The shares of the Conseco StockCar Stocks Mutual Fund, Inc. are sold to the public.

*** The shares of the Conseco Strategic Income Fund, a closed-end management investment company, are traded on the New York Stock Exchange.

ITEM  25.  INDEMNIFICATION.

         Reference is made to Articles II and V of the Agreement and Declaration of Trust, which are incorporated by reference to the Registrant's registration statement, SEC File No. 333-13185, filed previously on October 1, 1996.

ITEM  26.  BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT  ADVISER.

         Conseco Capital Management, Inc. (the "Adviser") is an Indiana corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., also an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

         Maxwell E. Bublitz., President and Trustee of Conseco Fund Group, Senior Vice President of Conseco, Inc.; President and Trustee of Conseco Series Trust; President and Trustee of Conseco Fund Group, President and Director of Conseco StockCar Stocks Mutual Fund, Inc.

         Gregory J. Hahn, Vice President and Trustee of Conseco Fund Group, Vice President and Trustee of Conseco Strategic Income Fund, Vice President and Trustee of Conseco Series Trust, Vice Presdient and Director of Conseco StockCar Stocks Mutual Fund, Inc.

       Bruce Johnston, Senior Vice President, Chief Marketing Officer of Conseco Capital Management, Inc.; President of Conseco Equity Sales, Inc.

         William P. Kovacs, Chief Counsel and Secretary; Chief Compliance Officer and Director; Vice President and Secretary of Conseco Fund Group, Vice President and Secretary of Conseco Series Trust; Vice President and Secretary of Conseco Strategic Income Fund; Vice President and Secretary of Conseco StockCar Stocks Mutual Fund, Inc.; Vice President and Secretary of Conseco Equity Sales, Inc.; Vice President and Secretary of Conseco Financial Services, Inc.

         Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM  27.  PRINCIPAL  UNDERWRITERS.

         Conseco Equity Sales, Inc. serves as the Registrant's principal underwriter.

         The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.



--------------------------------------------------------------------------------
Name and Principal        Positions and Offices with  Positions and Offices
Business Address          Principal Underwriter       with Registrant
--------------------------------------------------------------------------------
D. Bruce Johnston         President                   None

William P. Kovacs         Vice President, General     Vice President and
                          Counsel, Secretary, Chief   Secretary
                          Compliance Officer and
                          Director

James S. Adams            Senior Vice President,      Treasurer
                          Treasurer and Director

William T. Devanney, Jr.  Senior Vice President,      Vice President
                          Corporate Taxes





ITEM  28.  LOCATION  OF  ACCOUNTS  AND  RECORDS.

         The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, the Funds' custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826 or the Funds' accountant and sub-administrator, US Bancorp Fund Services, LLC, (formerly Firstar Mutual Fund Services, LLC) 615 E. Michigan Street, Milwaukee, WI 53202.

ITEM  29.  MANAGEMENT  SERVICES.

         Not  applicable.


ITEM  30.  UNDERTAKINGS.

         None.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Conseco Fund Group, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 20 to the Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 20 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Carmel and State of Indiana on the 1st day of May, 2002.

     CONSECO  FUND  GROUP

          By:  /s/  Maxwell  E.  Bublitz
          ------------------------------------
          Maxwell  E.  Bublitz
          President  (Principal  Executive  Officer)
          and  Trustee

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



--------------------------------------------------------------------------------
Signature                   Title                           Date
--------------------------------------------------------------------------------
/s/ Maxwell E. Bublitz      President (Principal Executive  May 1, 2002
Maxwell E. Bublitz          Officer) and Trustee


/s/ William P. Daves, Jr.*  Chairman of the Board           May 1, 2002
William P. Daves, Jr.       and Trustee


/s/ Gregory J. Hahn*        Vice President and Trustee      May 1, 2002
Gregory J. Hahn


/s/ Harold W. Hartley*      Trustee                         May 1, 2002
Harold W. Hartley


/s/ R. Jan LeCroy*          Trustee                         May 1, 2002
R. Jan LeCroy


/s/ James S. Adams          Treasurer                       May 1, 2002
James S. Adams

/s/ David N. Walthall*      Trustee                         May 1, 2002
David N. Walthall


  */s/ William P. Kovacs
   William P. Kovacs
   Attorney-in-fact


                                    EXHIBITS
(h)  (8)      Amended  Fund  Administration  Servicing  Agreement.

(h)  (11)     Amended  Fund  Accounting  Servicing  Agreement  -  Exhibit  A

(h)  (14)     Amended  Transfer  Agent  and  Shareholder  Servicing  Agreement -
              Exhibit  A.

(j)           Consent  of  Independent  Accountants.

(n)  (5)      Fourth  Amended  and  Restated Multiple Class Plan Pursuant to
              Rule  18f-3.

(n) (6)       Fifth Amended and Restated Multiple Class Plan Pursuant to Rule
              18f-3.

(n) (7)       Sixth Amended and Restated Multiple Class Plan Pursuant to Rule
              18f-3.


                                 Exhibit (h)(8)
                 Amended Fund Administration Servicing Agreement

                 AMENDED FUND ADMINISTRATION SERVICING AGREEMENT


     THIS AGREEMENT is made and entered into as of August 2, 1999, by and between Conseco Services, LLC., a limited liability corporation organized under the laws of the State of Indiana (hereinafter referred to as "CONSECO") and Firstar Mutual Fund Services, LLC, a limited liability corporation organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS") and is amended as of May 8, 2001.

     WHEREAS, CONSECO is in the business of providing, among other things, services to the Conseco Fund Group, a series of open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (hereinafter referred to as the "Trust");

     WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio;

     WHEREAS, FMFS is in the business of providing, among other things, mutual fund administration services to investment companies; and

     WHEREAS, CONSECO desires to retain FMFS to provide mutual fund administration services to each of the portfolios of the Trust, (each a "Fund") listed on Exhibit A attached hereto, as it may be amended from time to time.

     NOW, THEREFORE, in consideration of the mutual agreements herein made, CONSECO and FMFS agree as follows:

1.     APPOINTMENT  OF  ADMINISTRATOR

     CONSECO hereby appoints FMFS as Administrator of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.     DUTIES  AND  RESPONSIBILITIES  OF  FMFS

     A.   Compliance

          1.   Regulatory  Compliance

               a. Monitor and document compliance with 1940 Act requirements, including asset diversification tests.

               b. Monitor and document Fund's compliance with the policies and investment limitations of the Trust as set forth in its Prospectus and Statement of Additional Information.

               c. Maintain awareness of applicable regulatory and operational service issues and recommend dispositions.

          2.   Blue  Sky  Compliance

               a. Prepare and file with the appropriate state securities authorities any and all required compliance filings relating to the registration of the securities of the Trust so as to enable the Trust to make a continuous offering of its shares in all states.

               b.   Monitor  status  and maintain registrations in each state.

               c. Provide information regarding material developments in state securities regulation.

          3.   IRS  Compliance

               a. Monitor the Trust's status as a regulated investment company under Subchapter M, including without limitation, review of the following:

                    1)   Asset  diversification  requirements
                    2)   Qualifying  income  requirements
                    3)   Distribution  requirements

               b. Calculate required distributions (including excise tax distributions).

     B.   Financial  Reporting

          1. Provide financial data required by Fund's Prospectus and Statement of Additional Information;

          2. Supervise the Trust's Custodian and Trust's Fund Accountant in the maintenance of the Trust's general ledger and in the preparation of the Fund's financial statements, including oversight of expense accruals and payments, of the determination of net asset value of the Trust's net assets and of the Trust's shares, and of the declaration and payment of dividends and other distributions to shareholders;

          3. Monitor the expense accruals and notify Trust management of any proposed adjustments.

          4. Prepare periodic financial statements, which will include without limitation the following items:

                    Schedule  of  Investments
                    Statement  of  Assets  and  Liabilities
                    Statement  of  Operations
                    Statement  of  Changes  in  Net  Assets
                    Cash Statement
                    Schedule  of  Capital  Gains  and  Losses

          5. Compute the yield, total return and expense ratio of each class of each Fund, and each Fund's portfolio turnover rate.

     C.  Tax  Reporting

          1.   Monitor  IRS  requirements  for  regular  and excise tax purposes

          2.   Monitor  wash  sale  losses

          3.   Calculate  eligible  dividend  income  for corporate shareholders

          4. Prepare and file on a timely basis appropriate federal and state tax returns including, without limitation, Forms 1120/8610 with any necessary schedules

          5.   Prepare  state  income  breakdowns  where  relevant

3.   COMPENSATION

     FMFS shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time. CONSECO agrees to pay all fees and reimbursable expenses within thirty (30) business days following the receipt of the billing notice.

4.   PERFORMANCE  OF  SERVICE;  LIMITATION  OF  LIABILITY

     A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

               FMFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Trust may sustain or incur or which may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

               In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

               Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

     B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim, which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

5.   PROPRIETARY  AND  CONFIDENTIAL  INFORMATION

          FMFS agrees on behalf of itself and its Trustees, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

6.   DATA  NECESSARY  TO  PERFORM  SERVICES

          The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at times and in such form as mutually agreed upon if FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

7.   TERM  OF  AGREEMENT

          This Agreement shall become effective as of the date hereof and will continue in effect for a period of three years. During the initial three year term of this Agreement, if the Trust terminates any services with FMFS, the Trust agrees to compensate Firstar an amount equal to the fees remaining under the initial three year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended at any time by mutual written consent of the parties.

8.   NOTICES

          Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows: Notice to FMFS shall be sent to:

          Ms.  Sue  Weber
          Firstar  Mutual  Fund  Services,  LLC
          615  East  Michigan  Street
          Milwaukee,  WI  53202

          and  notice  to  CONSECO  and  the  Trust  shall  be  sent  to:

          Ms.  Audrey  L.  Bruch
          Conseco  Services,  LLC
          11815  N.  Pennsylvania  Street
          Carmel,  Indiana  46032

9.   NO  AGENCY  RELATIONSHIP

          Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other party to this Agreement, or to conduct business in the name of, or for the account of the other party to this Agreement.

10.  PROPRIETARY  AND  CONFIDENTIAL  INFORMATION

          FMFS agrees on behalf of itself and its Trustees, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

11.  DUTIES  IN  THE  EVENT  OF  TERMINATION

          In the event that, in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records, and other data by such successor.

12.  GOVERNING  LAW

          This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

13.  RECORDS

          FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to CONSECO but not inconsistent with the rules and regulations of appropriate government authorities, in particular,
     Section 31 of the 1940 Act and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Trust and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Trust on and in accordance with its request.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer or one or more counterparts as of the day and year first written above.



CONSECO  SERVICES,  LLC               FIRSTAR  MUTUAL  FUND  SERVICES,  LLC


By:______________________________     By:  ________________________________
     Thomas  J.  Kilian
     President

Attest:   __________________________  Attest:______________________________


                       FUND ADMINISTRATION AND COMPLIANCE
                               ANNUAL FEE SCHEDULE

                                    EXHIBIT A

     NAME  OF  SERIES                                                DATE  ADDED
     Conseco  Fixed  Income  Fund  (Class  A,  B,  C & Y Shares)         8/02/99
     Conseco  High  Yield  Fund  (Class  A,  B,  C  &  Y Shares)         8/02/99
     Conseco  Balanced  Fund  (Class  A,  B,  C  &  Y  Shares)           8/02/99
     Conseco  Equity  Fund  (Class  A,  B,  C  &  Y Shares)              8/02/99
     Conseco  20  Fund  (Class  A,  B,  C  &  Y  Shares)                 8/02/99
     Conseco  Convertible  Securities Fund (Class A, B, C & Y Shares)    8/02/99
     Conseco  Large-Cap  Fund  (Class  A, B, C & Y Shares)               6/30/00
     Conseco  Science  & Technology Fund  (Class A, B, C & Y Shares)     6/30/00
     Conseco  Money  Market  Fund  (Class  Y  Shares)                    5/04/01

Annual  fee  based  upon  assets  per  fund  portfolio:
     5  basis  points  on  the  first  $200  million  of  fund  assets
     3  basis  points  on  the  next  $500  million  of  fund  assets
     2  basis  points  on  the  balance  of  fund  assets
Subject  to  a  $22,000  minimum  annual  fee  per  fund.

One-time  Fund  service  set-up  fee for loading performance data (August 2001):
$3000

Extraordinary  services  quoted  separately.
Plus  out-of-pocket  expense  reimbursements,  including  but  not  limited  to:
          Postage
          Programming  (as  mutually  agreed  by  both  parties)
          Stationery
          Proxies
          Retention  of  records
          Special  reports
          Federal  and  state  regulatory  filing  fees
          Certain  insurance  premiums
          Expenses  from  board  of  Trustees  meetings
          Auditing  and  legal  expenses
Fees  and  out-of-pocket  expense  reimbursements  are billed to CONSECO monthly

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be amended by a duly authorized officer on one or more counterparts as of the day and year first written above.

CONSECO  SERVICES,  LLC               FIRSTAR  MUTUAL  FUND  SERVICES,  LLC


By:______________________________     By:  ________________________________
     Thomas  J.  Kilian
     President

Attest:   __________________________  Attest:______________________________


                                Exhibit (h) (11)
             Amended Fund Accounting Servicing Agreement - Exhibit A

                        AMENDED FUND ACCOUNTING SERVICES
                               ANNUAL FEE SCHEDULE

                                    EXHIBIT A

--------------------------------------------------------------------------------
NAME  OF  SERIES                                                   DATE  ADDED
--------------------------------------------------------------------------------
Conseco  Fixed  Income  Fund  (Class  A,  B,  C  &  Y  Shares)         8/02/99
Conseco  High  Yield  Fund  (Class  A,  B,  C  &  Y  Shares)           8/02/99
Conseco  Balanced  Fund  (Class  A,  B,  C  &  Y  Shares)              8/02/99
Conseco  Equity  Fund  (Class  A,  B,  C  &  Y  Shares)                8/02/99
Conseco  20  Fund  (Class  A,  B,  C  &  Y  Shares)                    8/02/99
Conseco  Convertible  Securities  Fund  (Class  A,  B,  C & Y Shares   8/02/99
Conseco  Large-Cap  Fund  (Class  A,  B,  C  &  Y  Shares)             6/30/00
Conseco  Science  &  Technology  Fund  (Class  A,  B,  C & Y Shares)   6/30/00
Conseco  Money  Market  Fund  (Class  Y  Shares)                       5/04/01

Annual  fee  per  portfolio  (non-money  market  funds,  4  Classes  Each):
     Base  fee  -  first  $40  million  -  $36,000  per  fund
     3  Basis  points  on  the  next  $200  million
     2  Basis  points  on  the  balance

Annual fee per portfolio - Money Market Fund (one class; each class is an additional 25% of the charge of the initial class)
     Base  fee  -  first  $100  million  -  $39,000  per  fund
     1  Basis  point  on  the  next  $200  million
     1/2  Basis  point  on  the  balance

Plus  out-of-pocket  expenses,  including  pricing  service:

          Domestic  and  Canadian  Equities          $.15
          Options                                    $.15
          Corp/Gov/Agency  Bonds                     $.50
          CMO's                                      $.80
          International  Equities  and  Bonds        $.50
          Municipal  Bonds                           $.80
          Money  Market  Instruments                 $.80

Fees  and  out-of-pocket  expenses  are  billed  to  CONSECO  monthly

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be amended by a duly authorized officer on one or more counterparts as of the day and year first written above.


CONSECO  SERVICES,  LLC               FIRSTAR  MUTUAL  FUND  SERVICES,  LLC


By:______________________________     By:  ________________________________
     Thomas  J.  Kilian
     President

Attest:   __________________________  Attest:______________________________




                                Exhibit (h) (14)
       Amended Transfer Agent and Shareholder Servicing Agreement - Exhibit A.


                AMENDED TRANSFER AGENT AND SHAREHOLDER SERVICING
                               ANNUAL FEE SCHEDULE
                                    EXHIBIT A

                      Separate Series of Conseco Fund Group

--------------------------------------------------------------------------------
NAME  OF  SERIES                                                     DATE  ADDED
--------------------------------------------------------------------------------
     Conseco  Fixed  Income  Fund  (Class  A,  B,  C & Y Shares)         8/02/99
     Conseco  High  Yield  Fund  (Class  A,  B,  C  &  Y Shares)         8/02/99
     Conseco  Balanced  Fund  (Class  A,  B,  C  &  Y  Shares)           8/02/99
     Conseco  Equity  Fund  (Class  A,  B,  C  &  Y Shares)              8/02/99
     Conseco  20  Fund  (Class  A,  B,  C  &  Y  Shares)                 8/02/99
     Conseco  Convertible  Securities Fund (Class A, B, C & Y Shares)    8/02/99
     Conseco  Large-Cap  Fund  (Class  A,  B,  C  &  Y  Shares)          6/30/00
     Conseco  Science  & Technology Fund  (Class A, B, C & Y Shares)     6/30/00
     Conseco  Money  Market  Fund  (Class  Y  Shares)                    5/04/01

Annual  Fee
     $15.00  per  shareholder  account  -  no-load  fund
     $17.00  per  shareholder  account  -  load  fund
     $21.00  per  shareholder  account  -  money  market  fund
     Minimum  annual  fee  of  $10,000  per  class  (non-money  market)
     Minimum annual fee of $28,000 first money market class, $15,000 per additional money market class

Extraordinary  services  quoted  separately.

Plus  Out-of-Pocket  Expenses,  including  but  not  limited  to:
     Telephone  -  toll  free  lines       Retention  of  records
     Postage                               Microfilm/fiche  of  records
     Programming                           Special  reports
     Stationery/envelopes                  ACH  fees
     Insurance                             NSCC  charges
     Proxies                               All  other  out-of-pocket  expenses

Check  Draft  Processing    $  1.00  per  draft
ACH  Shareholder  Services  $125.00  per  month  per  fund  group
                            $   .50  per  account  setup  and/or  change
                            $   .50  per  ACH  item
                            $  5.00  per  correction,  reversal,  return  item

File  Transfer  -  $160/month  and  $.01/record

Qualified  Plan  Fees  (Billed  to  Investors)  *
     Annual  maintenance fee per account     $  12.50/acct. (Cap at $25.00 per
                                                             SSN)
     Education  IRA                             $5.00/acct. (Cap at $25.00 per
                                                             SSN)
     Transfer  to  successor  trustee        $  15.00/trans.
     Distribution  to  participant           $  15.00/trans.(Exclusive  of  SWP)
     Refund  of  excess  contribution        $  15.00/trans.
     Select  requests                        $ 200.00/trans

Additional  Shareholder  Fees  (Billed  to  Investors)
     Any  outgoing  wire  transfer                $12.00/wire
     Return  check  fee                           $20.00/item
     Stop  payment                                $20.00/stop
     (Liquidation,  dividend,  draft  check)
     Research  fee                                $ 5.00/item

         (For requested items of the second calendar year [or previous]
                         to the request)(Cap at $25.00)

Fees  and  out-of-pocket  expenses  are  billed  to  Conseco  monthly.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be amended by a duly authorized officer or one or more counterparts as of the day and year first written above.


CONSECO  FUND  GROUP               FIRSTAR  MUTUAL  FUND  SERVICES,  LLC

By:______________________________     By:  ________________________________
     Gregory  J.  Hahn
     Vice  President

Attest:   __________________________  Attest:______________________________

                                   Exhibit (j)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 22, 2002, relating to the financial statements which appears in the December 31, 2001 Annual Report to Shareholders of Conseco Science & Technology Fund, Conseco 20 Fund, Conseco Equity fund, Conseco Large-Cap Fund, Conseco Balanced Fund, Conseco Convertible Securities Fund, Conseco High Yield Fund and Conseco Fixed Income Fund (eight of the portfolios comprising Conseco Fund Group), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants/Auditors" in such Registration Statement.


PricewaterhouseCoopers  LLP

Chicago,  Illinois
April  30,  2002



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 22, 2002, relating to the financial statements which appears in the December 31, 2001 Annual Report to Shareholders of Conseco Money Market Fund (one of the portfolios comprising Conseco Fund Group), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants/Auditors" in such Registration Statement.


PricewaterhouseCoopers  LLP

Chicago,  Illinois
April  30,  2002



                                 Exhibit (n)(5)

     Fourth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3.

                               CONSECO FUND GROUP
                 FOURTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                  JULY 1, 2001

     Conseco Fund Group, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company. The Trust issues shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of securities and other assets (the Trust's series together with all other such series subsequently established by the Trust are referred to herein individually as a "Series" and collectively as the "Series"). The Trust has designated for each Series certain separate classes of shares, as set forth on Schedule A hereto (each a "Class"). The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Non-interested Trustees")), having been furnished with and having evaluated information reasonably necessary to evaluate this Fourth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 ("Plan"), have determined in the exercise of their reasonable business judgment that the Plan is in the best interests of each class of each Series individually, and each Series and the Trust as a whole. Accordingly, the Trust has hereby adopted this Plan on behalf of its Series set forth on Schedule A hereto.

SECTION 1. CLASS DIFFERENCES.

     Each Class of a Series shall represent an equal pro rata interest in the same portfolio of investments of that Series and, except as otherwise set forth in this Plan, shall differ solely with respect to : (i) distribution, service and other charges and expenses as provided for in Sections 2 and 3 of this Plan;
(ii) the exclusive voting rights of each Class on matters submitted to shareholders that relate solely to that Class; (iii) the separate voting rights of each Class on matters submitted to shareholders in which the interests of one Class differ from the interests of another Class, (iv) such differences relating to eligible investors as may be set forth in the prospectuses and statements of additional information of each Series, as the same may be amended or supplemented from time to time (each a "Prospectus" and "SAI" and collectively, the "Prospectus" and "SAI"); (v) the designation of each Class; (vi) exchange privileges; and (vii) conversion features.

SECTION 2. DISTRIBUTION AND SERVICE ARRANGEMENTS.

     CLASS A SHARES shall be subject to an initial sales charge. The initial sales charge shall be reduced or waived for certain eligible purchasers and for certain large volume purchases, as set forth in the Prospectus or SAI. Class A shares shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of the initial sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class A shares, are set forth on Schedule B hereto. Purchases of Class A shares in of $500,000 or more may be subject to a contingent deferred sales charge ("CDSC") if such shares are redeemed within 180 days.

     CLASS B SHARES shall not be subject to an initial sales charge, but shall be subject to a contingent deferred sales charge and shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of and the provisions related to the contingent deferred sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class B shares, are set forth on Schedule B hereto.

     CLASS C SHARES shall be subject to an initial sales charge, shall be subject to a contingent deferred sales charge and shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of and the provisions related to the front-end sales load, contingent deferred sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class C shares, are set forth on Schedule B hereto.

     CLASS S SHARES shall not be subject to an initial sales charge, but shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of fees under the Distribution and Service Plan pertaining to the Class S shares is set forth on Schedule B hereto.

     CLASS Y SHARES shall be offered without imposition of an initial sales charge or contingent deferred sales charge and are not subject to any distribution or service fees. Class Y shares shall be offered only to those institutional and individual investors meeting the eligibility requirements set forth in the Prospectus and SAI.

SECTION 3. EXPENSE ALLOCATION.

     (A)  CLASS  EXPENSES.

          Certain expenses may be attributable to a particular Class ("Class Expenses"). Class Expenses shall be allocated exclusively to the particular Class to which they are attributable. In addition to the distribution and service fees described in Section 2 above, Class Expenses may include, but are not limited to, (a) expenses associated with the addition of classes of shares to the Trust (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares); (b) expenses of administrative personnel and services required to support the shareholders of a specific Class; (c) litigation or other legal expenses relating to a specific Class of shares; (d) Trustees' fees or expenses incurred as a result of issues relating to a specific Class of shares, (e) accounting expenses relating to a specific Class of shares; and (f) transfer agency fees and expenses.

          Expenses attributable to a Series other than Class Expenses shall be allocated to each Class based on its net asset value relative to the net asset value of the Series.


SECTION 4. CONVERSION FEATURE.

          Class B shares shall automatically convert to Class A shares after a specified period of time after the date of purchase, based on the relative net asset value of each such Class without imposition of any sales charge, fee or other charge, as set forth in Schedule C. No other Class shall be subject to any automatic conversion feature.

SECTION 5. EXCHANGE PRIVILEGE.

          Shares of a Class may be exchanged only for shares of the same Class of another Series, or for shares of a money market fund, as set forth in the Prospectus.

SECTION 6. ADDITIONAL INFORMATION.

          The Prospectus and SAI contain additional information about each Class and the Series' multiple class structure. This Plan is subject to the terms of the Prospectus and SAI; provided, however, that none of the terms set forth in the Prospectus and SAI shall be inconsistent with the terms of this Plan.

SECTION 7. TERM AND TERMINATION.

     (A) THE SERIES.

          This Plan shall become effective with respect to each Series as set forth on Schedule A hereto, and shall continue in effect with respect to the Classes of each such Series until terminated in accordance with the provisions of Section 7(b) hereof.

     (B) TERMINATION.

          This Plan may be terminated at any time with respect to the Trust or any Series or Class thereof, as the case may be, by vote of a majority of both the Trustees of the Trust and the Non-Interested Trustees. The Plan may remain in effect with respect to the Trust or any Series or Class thereof even if it has been terminated in accordance with this Section 7(b) with respect to any other Series or Class of the Trust.

     SECTION 8. AMENDMENTS.

          Before any material amendment to this Plan affecting the Trust or any Series or Class thereof, a majority of both the Trustees of the Trust and the Non-Interested Trustees shall find that the amendment is in the best interests of each Class of each Series individually and each Series and the Trust as a whole.

                               CONSECO FUND GROUP
                 FOURTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                   SCHEDULE B

1.   CLASS  A

          INITIAL SALES CHARGE - CLASS A SHARES. The offering price of Class A shares is net asset value plus a varying sales charge depending on the amount invested. The maximum initial sales charge imposed on purchases of Class A shares of the Funds (except the Conseco Fixed Income Fund) listed in Schedule A hereto is 5.75% of the offering price. The maximum initial sales charge imposed on purchases of Class A shares of the Conseco Fixed Income Fund is 5.00% of the offering price. The sales charge applicable to Class A shares is determined as follows:

                                  SALES CHARGE
                        CONSECO SCIENCE & TECHNOLOGY FUND
                                 CONSECO 20 FUND
                               CONSECO EQUITY FUND
                             CONSECO LARGE-CAP FUND
                              CONSECO BALANCED FUND
                       CONSECO CONVERTIBLE SECURITIES FUND
                             CONSECO HIGH YIELD FUND

--------------------------------------------------------------------------------
                         As  %  of  Public             As  %  of  Net
                         Offering  Price               Amount  Invested
--------------------------------------------------------------------------------
On  purchases  of:
$500  -  49,999               5.75%                    6.10%
$50,000  -  99,999            4.50%                    4.71%
$100,000  -  249,999          3.50%                    3.63%
$250,000  -  499,999          2.50%                    2.56%
$500,000  or  more             None                     None

                                  SALES CHARGE
                            CONSECO FIXED INCOME FUND

--------------------------------------------------------------------------------
                         As  %  of  Public             As  %  of  Net
                         Offering  Price               Amount  Invested
--------------------------------------------------------------------------------
On  purchases  of:
$500  -  49,999               5.00%                    5.56%
$50,000  -  99,999            4.50%                    4.71%
$100,000  -  249,999          3.50%                    3.63%
$250,000  -  499,999          2.50%                    2.56%
$500,000  or  more              None                    None

     WAIVER OF CLASS A INITIAL SALES CHARGE. The provisions for waiving the Class A initial sales charge shall be those as set forth in the relevant Series' current Prospectus and SAI.

     CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES. For purchases of Class A shares of $500,000 or more, a contingent deferred sales charge of 1.00% may be imposed upon any subsequent redemption of Class A shares within 180 days from the date of purchase. The contingent deferred sales charge is a percentage of
(1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less.

     The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. In addition, the provisions for waiving the contingent deferred sales charge for Class A shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class A shares of each Series (except the Conseco Fixed Income Fund) are subject to distribution and service fees at a rate of up to 0.50% of the average daily net assets of that Class. Class A shares of the Conseco Fixed Income Fund are subject to distribution and service fees at an annual rate of up to 0.65% of the average daily net assets of that Class.

2.   CLASS  B

     CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES. A contingent deferred sales charge is imposed upon redemptions of Class B shares within six years of their purchase. The contingent deferred sales charge is a percentage of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less. The contingent deferred sales charge is determined as follows:

--------------------------------------------------------------------------------
REDEMPTION  DURING                    CONTINGENT  DEFERRED  SALES  CHARGE
--------------------------------------------------------------------------------
1st  year  since  purchase            5%
2nd  year  since  purchase            4%
3rd  year  since  purchase            3%
4th  year  since  purchase            3%
5th  year  since  purchase            2%
6th  year  since  purchase            1%
7th  year  since  purchase            0%
8th  year  since  purchase            0%

     The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions.

     In determining the applicability and rate of any contingent deferred sales charge, Class B shares acquired through reinvestment of dividends and capital gains distributions will be redeemed first, followed by the Class B shares held by the shareholder for the longest period of time. The contingent deferred sales charge, if any, upon redemption of Class B shares acquired through an exchange will be calculated based on the original purchase date of the Class B shares exchanged.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE. The provisions for waiving the contingent deferred sales charge on Class B shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class B shares of a Series are subject to distribution and service fees at an annual rate of up to 1.00% of the average daily net assets of that Class.

3.   CLASS  C

     INITIAL SALES CHARGE - CLASS C SHARES. The offering price of Class C shares is net asset value plus a 1.00% initial sales charge.

     WAIVER OF CLASS C INITIAL SALES CHARGE. The provisions for waiving the Class C initial sales charge shall be those as set forth in the relevant Series' current Prospectus and SAI.

     CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES. Class C shares held for less than two years are subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption. Class C shares held two years or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge also will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. The order in which Class C shares are redeemed will be determined as described for Class B shares above.

     The contingent deferred sales charge, if any, upon redemption of Class C shares acquired through an exchange and held less than two years will be calculated based on the original purchase date of the Class C shares exchanged.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE. The provisions for waiving the contingent deferred sales charge on Class C shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class C shares of a Series are subject to distribution and service fees at an annual rate of up to 1.00% of the average daily net assets of that Class.

                               CONSECO FUND GROUP
                 FOURTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                   SCHEDULE C

     CONVERSION FEATURE - CLASS B SHARES. Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. No initial sales charge or other charge is imposed at conversion. When Class B shares convert, a pro rata amount of Class B shares that were acquired by the reinvestment of dividends and capital gains distributions will also convert to Class A shares.



                                 Exhibit (n)(6)

     Fifth  Amended  and  Restated  Multiple  Class  Plan Pursuant to Rule 18f-3

                               CONSECO FUND GROUP
                 FIFTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                NOVEMBER 1, 2001

     Conseco Fund Group, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company. The Trust issues shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of securities and other assets (the Trust's series together with all other such series subsequently established by the Trust are referred to herein individually as a "Series" and collectively as the "Series"). The Trust has designated for each Series certain separate classes of shares, as set forth on Schedule A hereto (each a "Class"). The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Non-interested Trustees")), having been furnished with and having evaluated information reasonably necessary to evaluate this Fifth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 ("Plan"), have determined in the exercise of their reasonable business judgment that the Plan is in the best interests of each class of each Series individually, and each Series and the Trust as a whole. Accordingly, the Trust has hereby adopted this Plan on behalf of its Series set forth on Schedule A hereto.

SECTION  1.  CLASS  DIFFERENCES.

     Each Class of a Series shall represent an equal pro rata interest in the same portfolio of investments of that Series and, except as otherwise set forth in this Plan, shall differ solely with respect to : (i) distribution, service and other charges and expenses as provided for in Sections 2 and 3 of this Plan;
(ii) the exclusive voting rights of each Class on matters submitted to shareholders that relate solely to that Class; (iii) the separate voting rights of each Class on matters submitted to shareholders in which the interests of one Class differ from the interests of another Class, (iv) such differences relating to eligible investors as may be set forth in the prospectuses and statements of additional information of each Series, as the same may be amended or supplemented from time to time (each a "Prospectus" and "SAI" and collectively, the "Prospectus" and "SAI"); (v) the designation of each Class; (vi) exchange privileges; and (vii) conversion features.

SECTION  2.  DISTRIBUTION  AND  SERVICE  ARRANGEMENTS.

     CLASS A SHARES shall be subject to an initial sales charge. The initial sales charge shall be reduced or waived for certain eligible purchasers and for certain large volume purchases, as set forth in the Prospectus or SAI. Class A shares shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of the initial sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class A shares, are set forth on Schedule B hereto. Purchases of Class A shares in of $500,000 or more may be subject to a contingent deferred sales charge ("CDSC") if such shares are redeemed within 180 days.

     CLASS B SHARES shall not be subject to an initial sales charge, but shall be subject to a contingent deferred sales charge and shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of and the provisions related to the contingent deferred sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class B shares, are set forth on Schedule B hereto.

     CLASS C SHARES shall be subject to an initial sales charge, shall be subject to a contingent deferred sales charge and shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of and the provisions related to the front-end sales load, contingent deferred sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class C shares, are set forth on Schedule B hereto.

     CLASS Y SHARES shall be offered without imposition of an initial sales charge or contingent deferred sales charge and are not subject to any distribution or service fees. Class Y shares shall be offered only to those institutional and individual investors meeting the eligibility requirements set forth in the Prospectus and SAI.
SECTION  3.  EXPENSE  ALLOCATION.

     (B)  CLASS  EXPENSES.

          Certain expenses may be attributable to a particular Class ("Class Expenses"). Class Expenses shall be allocated exclusively to the particular Class to which they are attributable. In addition to the distribution and service fees described in Section 2 above, Class Expenses may include, but are not limited to, (a) expenses associated with the addition of classes of shares to the Trust (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares); (b) expenses of administrative personnel and services required to support the shareholders of a specific Class; (c) litigation or other legal expenses relating to a specific Class of shares; (d) Trustees' fees or expenses incurred as a result of issues relating to a specific Class of shares, (e) accounting expenses relating to a specific Class of shares; and (f) transfer agency fees and expenses.

          Expenses attributable to a Series other than Class Expenses shall be allocated to each Class based on its net asset value relative to the net asset value of the Series.


SECTION  4.  CONVERSION  FEATURE.

     Class B shares shall automatically convert to Class A shares after a specified period of time after the date of purchase, based on the relative net asset value of each such Class without imposition of any sales charge, fee or other charge, as set forth in Schedule C. No other Class shall be subject to any automatic conversion feature.

SECTION  5.  EXCHANGE  PRIVILEGE.

     Shares of a Class may be exchanged only for shares of the same Class of another Series, or for shares of a money market fund, as set forth in the Prospectus.

SECTION  6.  ADDITIONAL  INFORMATION.

     The Prospectus and SAI contain additional information about each Class and the Series' multiple class structure. This Plan is subject to the terms of the Prospectus and SAI; provided, however, that none of the terms set forth in the Prospectus and SAI shall be inconsistent with the terms of this Plan.

SECTION  7.  TERM  AND  TERMINATION.

     (C)  THE  SERIES.

          This Plan shall become effective with respect to each Series as set forth on Schedule A hereto, and shall continue in effect with respect to the Classes of each such Series until terminated in accordance with the provisions of Section 7(b) hereof.

     (D)  TERMINATION.

          This Plan may be terminated at any time with respect to the Trust or any Series or Class thereof, as the case may be, by vote of a majority of both the Trustees of the Trust and the Non-Interested Trustees. The Plan may remain in effect with respect to the Trust or any Series or Class thereof even if it has been terminated in accordance with this Section 7(b) with respect to any other Series or Class of the Trust.

SECTION  8.  AMENDMENTS.

          Before any material amendment to this Plan affecting the Trust or any Series or Class thereof, a majority of both the Trustees of the Trust and the Non-Interested Trustees shall find that the amendment is in the best interests of each Class of each Series individually and each Series and the Trust as a whole.

                               CONSECO FUND GROUP
                 FIFTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                   SCHEDULE B

1.     CLASS  A

          INITIAL SALES CHARGE - CLASS A SHARES. The offering price of Class A shares is net asset value plus a varying sales charge depending on the amount invested. The maximum initial sales charge imposed on purchases of Class A shares of the Funds (except the Conseco Fixed Income Fund) listed in Schedule A hereto is 5.75% of the offering price. The maximum initial sales charge imposed on purchases of Class A shares of the Conseco Fixed Income Fund is 5.00% of the offering price. The sales charge applicable to Class A shares is determined as follows:

                                  SALES CHARGE
                        CONSECO SCIENCE & TECHNOLOGY FUND
                                 CONSECO 20 FUND
                               CONSECO EQUITY FUND
                             CONSECO LARGE-CAP FUND
                              CONSECO BALANCED FUND
                       CONSECO CONVERTIBLE SECURITIES FUND
                             CONSECO HIGH YIELD FUND

--------------------------------------------------------------------------------
                         As  %  of  Public             As  %  of  Net
                         Offering  Price               Amount  Invested
--------------------------------------------------------------------------------
On  purchases  of:
$500  -  49,999                5.75%                    6.10%
$50,000  -  99,999             4.50%                    4.71%
$100,000  -  249,999           3.50%                    3.63%
$250,000  -  499,999           2.50%                    2.56%
$500,000  or  more              None                     None

                                  SALES CHARGE
                            CONSECO FIXED INCOME FUND

--------------------------------------------------------------------------------
                         As  %  of  Public             As  %  of  Net
                         Offering  Price               Amount  Invested
--------------------------------------------------------------------------------
On  purchases  of:
$500  -  49,999               5.00%                    5.56%
$50,000  -  99,999            4.50%                    4.71%
$100,000  -  249,999          3.50%                    3.63%
$250,000  -  499,999          2.50%                    2.56%
$500,000  or  more             None                     None

     WAIVER OF CLASS A INITIAL SALES CHARGE. The provisions for waiving the Class A initial sales charge shall be those as set forth in the relevant Series' current Prospectus and SAI.

     CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES. For purchases of Class A shares of $500,000 or more, a contingent deferred sales charge of 1.00% may be imposed upon any subsequent redemption of Class A shares within 180 days from the date of purchase. The contingent deferred sales charge is a percentage of
(1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less.

     The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. In addition, the provisions for waiving the contingent deferred sales charge for Class A shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class A shares of each Series (except the Conseco Fixed Income Fund) are subject to distribution and service fees at a rate of up to 0.50% of the average daily net assets of that Class. Class A shares of the Conseco Fixed Income Fund are subject to distribution and service fees at an annual rate of up to 0.65% of the average daily net assets of that Class.

2.   CLASS  B

     CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES. A contingent deferred sales charge is imposed upon redemptions of Class B shares within six years of their purchase. The contingent deferred sales charge is a percentage of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less. The contingent deferred sales charge is determined as follows:

--------------------------------------------------------------------------------
REDEMPTION  DURING                    CONTINGENT  DEFERRED  SALES  CHARGE
--------------------------------------------------------------------------------
1st  year  since  purchase            5%
2nd  year  since  purchase            4%
3rd  year  since  purchase            3%
4th  year  since  purchase            3%
5th  year  since  purchase            2%
6th  year  since  purchase            1%
7th  year  since  purchase            0%
8th  year  since  purchase            0%

     The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions.

     In determining the applicability and rate of any contingent deferred sales charge, Class B shares acquired through reinvestment of dividends and capital gains distributions will be redeemed first, followed by the Class B shares held by the shareholder for the longest period of time. The contingent deferred sales charge, if any, upon redemption of Class B shares acquired through an exchange will be calculated based on the original purchase date of the Class B shares exchanged.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE. The provisions for waiving the contingent deferred sales charge on Class B shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class B shares of a Series are subject to distribution and service fees at an annual rate of up to 1.00% of the average daily net assets of that Class.

3.   CLASS  C

     INITIAL SALES CHARGE - CLASS C SHARES. The offering price of Class C shares is net asset value plus a 1.00% initial sales charge.

     WAIVER OF CLASS C INITIAL SALES CHARGE. The provisions for waiving the Class C initial sales charge shall be those as set forth in the relevant Series' current Prospectus and SAI.

     CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES. Class C shares held for less than one year are subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption. Class C shares held one year or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge also will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. The order in which Class C shares are redeemed will be determined as described for Class B shares above.

     The contingent deferred sales charge, if any, upon redemption of Class C shares acquired through an exchange and held less than one year will be calculated based on the original purchase date of the Class C shares exchanged.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE. The provisions for waiving the contingent deferred sales charge on Class C shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class C shares of a Series are subject to distribution and service fees at an annual rate of up to 1.00% of the average daily net assets of that Class.


                               CONSECO FUND GROUP
                 FIFTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                   SCHEDULE C

     CONVERSION FEATURE - CLASS B SHARES. Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. No initial sales charge or other charge is imposed at conversion. When Class B shares convert, a pro rata amount of Class B shares that were acquired by the reinvestment of dividends and capital gains distributions will also convert to Class A shares.


                                 Exhibit (n)(7)

      Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

                               CONSECO FUND GROUP
                 SIXTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                  MARCH 7, 2002

     Conseco Fund Group, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company. The Trust issues shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of securities and other assets (the Trust's series together with all other such series subsequently established by the Trust are referred to herein individually as a "Series" and collectively as the "Series"). The Trust has designated for each Series certain separate classes of shares, as set forth on Schedule A hereto (each a "Class"). The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Non-interested Trustees")), having been furnished with and having evaluated information reasonably necessary to evaluate this Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 ("Plan"), have determined in the exercise of their reasonable business judgment that the Plan is in the best interests of each class of each Series individually, and each Series and the Trust as a whole. Accordingly, the Trust has hereby adopted this Plan on behalf of its Series set forth on Schedule A hereto.

SECTION  1.  CLASS  DIFFERENCES.

     Each Class of a Series shall represent an equal pro rata interest in the same portfolio of investments of that Series and, except as otherwise set forth in this Plan, shall differ solely with respect to : (i) distribution, service and other charges and expenses as provided for in Sections 2 and 3 of this Plan;
(ii) the exclusive voting rights of each Class on matters submitted to shareholders that relate solely to that Class; (iii) the separate voting rights of each Class on matters submitted to shareholders in which the interests of one Class differ from the interests of another Class, (iv) such differences relating to eligible investors as may be set forth in the prospectuses and statements of additional information of each Series, as the same may be amended or supplemented from time to time (each a "Prospectus" and "SAI" and collectively, the "Prospectus" and "SAI"); (v) the designation of each Class; (vi) exchange privileges; and (vii) conversion features.

SECTION  2.  DISTRIBUTION  AND  SERVICE  ARRANGEMENTS.

     CLASS A SHARES shall be subject to an initial sales charge. The initial sales charge shall be reduced or waived for certain eligible purchasers and for certain large volume purchases, as set forth in the Prospectus or SAI. Class A shares shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of the initial sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class A shares, are set forth on Schedule B hereto.

     CLASS B SHARES shall not be subject to an initial sales charge, but shall be subject to a contingent deferred sales charge and shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of and the provisions related to the contingent deferred sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class B shares, are set forth on Schedule B hereto.

     CLASS C SHARES shall be subject to an initial sales charge, shall be subject to a contingent deferred sales charge and shall be charged annual distribution and service fees under a Distribution and Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The amount of and the provisions related to the front-end sales load, contingent deferred sales charge, and the amount of fees under the Distribution and Service Plan pertaining to the Class C shares, are set forth on Schedule B hereto.

     CLASS Y SHARES shall be offered without imposition of an initial sales charge or contingent deferred sales charge and are not subject to any distribution or service fees. Class Y shares shall be offered only to those institutional and individual investors meeting the eligibility requirements set forth in the Prospectus and SAI.

SECTION  3.  EXPENSE  ALLOCATION.

     (C)  CLASS  EXPENSES.

          Certain expenses may be attributable to a particular Class ("Class Expenses"). Class Expenses shall be allocated exclusively to the particular Class to which they are attributable. In addition to the distribution and service fees described in Section 2 above, Class Expenses may include, but are not limited to, (a) expenses associated with the addition of classes of shares to the Trust (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares); (b) expenses of administrative personnel and services required to support the shareholders of a specific Class; (c) litigation or other legal expenses relating to a specific Class of shares; (d) Trustees' fees or expenses incurred as a result of issues relating to a specific Class of shares, (e) accounting expenses relating to a specific Class of shares; and (f) transfer agency fees and expenses.

          Expenses attributable to a Series other than Class Expenses shall be allocated to each Class based on its net asset value relative to the net asset value of the Series.


SECTION  4.  CONVERSION  FEATURE.

     Class B shares shall automatically convert to Class A shares after a specified period of time after the date of purchase, based on the relative net asset value of each such Class without imposition of any sales charge, fee or other charge, as set forth in Schedule C. No other Class shall be subject to any automatic conversion feature.

SECTION  5.  EXCHANGE  PRIVILEGE.

     Shares of a Class may be exchanged only for shares of the same Class of another Series, or for shares of a money market fund, as set forth in the Prospectus.

SECTION  6.  ADDITIONAL  INFORMATION.

     The Prospectus and SAI contain additional information about each Class and the Series' multiple class structure. This Plan is subject to the terms of the Prospectus and SAI; provided, however, that none of the terms set forth in the Prospectus and SAI shall be inconsistent with the terms of this Plan.

SECTION  7.  TERM  AND  TERMINATION.

     (E)  THE  SERIES.

          This Plan shall become effective with respect to each Series as set forth on Schedule A hereto, and shall continue in effect with respect to the Classes of each such Series until terminated in accordance with the provisions of Section 7(b) hereof.

     (F)  TERMINATION.

          This Plan may be terminated at any time with respect to the Trust or any Series or Class thereof, as the case may be, by vote of a majority of both the Trustees of the Trust and the Non-Interested Trustees. The Plan may remain in effect with respect to the Trust or any Series or Class thereof even if it has been terminated in accordance with this Section 7(b) with respect to any other Series or Class of the Trust.

SECTION  8.  AMENDMENTS.

          Before any material amendment to this Plan affecting the Trust or any Series or Class thereof, a majority of both the Trustees of the Trust and the Non-Interested Trustees shall find that the amendment is in the best interests of each Class of each Series individually and each Series and the Trust as a whole.

                               CONSECO FUND GROUP
                 SIXTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                   SCHEDULE A

                        Conseco Science & Technology Fund
                                 Conseco 20 Fund
                               Conseco Equity Fund
                             Conseco Large-Cap Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund
                            Conseco Money Market Fund

                               CONSECO FUND GROUP
                 SIXTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                   SCHEDULE B

1.   CLASS  A

     INITIAL SALES CHARGE - CLASS A SHARES. The offering price of Class A shares is net asset value plus a varying sales charge depending on the amount invested. The maximum initial sales charge imposed on purchases of Class A shares of the Funds (except the Conseco Fixed Income Fund) listed in Schedule A hereto is
5.75% of the offering price. The maximum initial sales charge imposed on purchases of Class A shares of the Conseco Fixed Income Fund is 5.00% of the offering price. The sales charge applicable to Class A shares is determined as follows:

                                  SALES CHARGE
                        CONSECO SCIENCE & TECHNOLOGY FUND
                                 CONSECO 20 FUND
                               CONSECO EQUITY FUND
                             CONSECO LARGE-CAP FUND
                              CONSECO BALANCED FUND
                       CONSECO CONVERTIBLE SECURITIES FUND
                             CONSECO HIGH YIELD FUND

--------------------------------------------------------------------------------
                         As  %  of  Public             As  %  of  Net
                         Offering  Price               Amount  Invested
--------------------------------------------------------------------------------
On  purchases  of:
$500  -  49,999               5.75%                    6.10%
$50,000  -  99,999            4.50%                    4.71%
$100,000  -  249,999          3.50%                    3.63%
$250,000  -  499,999          2.50%                    2.56%
$500,000  -  999,999          1.50%                    1.52%
$1,000,000  or  more           None                     None

                                  SALES CHARGE
                            CONSECO FIXED INCOME FUND

--------------------------------------------------------------------------------
                         As  %  of  Public             As  %  of  Net
                         Offering  Price               Amount  Invested
--------------------------------------------------------------------------------
On  purchases  of:
$500  -  49,999               5.00%                    5.56%
$50,000  -  99,999            4.50%                    4.71%
$100,000  -  249,999          3.50%                    3.63%
$250,000  -  499,999          2.50%                    2.56%
$500,000  -  999,999          1.50%                    1.52%
$1,000,000  or  more           None                     None

     WAIVER OF CLASS A INITIAL SALES CHARGE. The provisions for waiving the Class A initial sales charge shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class A shares of each Series are subject to distribution and service fees at a rate of up to 0.50% of the average daily net assets of that Class.

2.   CLASS  B

     CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES. A contingent deferred sales charge is imposed upon redemptions of Class B shares within six years of their purchase. The contingent deferred sales charge is a percentage of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption, whichever is less. The contingent deferred sales charge is determined as follows:

--------------------------------------------------------------------------------
REDEMPTION  DURING                    CONTINGENT  DEFERRED  SALES  CHARGE
--------------------------------------------------------------------------------
1st  year  since  purchase            5%
2nd  year  since  purchase            4%
3rd  year  since  purchase            3%
4th  year  since  purchase            3%
5th  year  since  purchase            2%
6th  year  since  purchase            1%
7th  year  since  purchase            0%
8th  year  since  purchase            0%

     The contingent deferred sales charge will not apply to shares acquired by the reinvestment of dividends or capital gains distributions.

     In determining the applicability and rate of any contingent deferred sales charge, Class B shares acquired through reinvestment of dividends and capital gains distributions will be redeemed first, followed by the Class B shares held by the shareholder for the longest period of time. The contingent deferred sales charge, if any, upon redemption of Class B shares acquired through an exchange will be calculated based on the original purchase date of the Class B shares exchanged.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE. The provisions for waiving the contingent deferred sales charge on Class B shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class B shares of a Series are subject to distribution and service fees at an annual rate of up to 1.00% of the average daily net assets of that Class.

3.   CLASS  C

     INITIAL SALES CHARGE - CLASS C SHARES. The offering price of Class C shares is net asset value plus a 1.00% initial sales charge.

     WAIVER OF CLASS C INITIAL SALES CHARGE. The provisions for waiving the Class C initial sales charge shall be those as set forth in the relevant Series' current Prospectus and SAI.

     CONTINGENT DEFERRED SALES CHARGE - CLASS C SHARES. Class C shares held for less than one year are subject to a contingent deferred sales charge on redemptions in an amount equal to 1% of the lower of (1) the net asset value of the shares at the time of purchase or (2) the net asset value of the shares at the time of redemption. Class C shares held one year or longer are not subject to this contingent deferred sales charge. The contingent deferred sales charge also will not apply to shares acquired by the reinvestment of dividends or capital gains distributions. The order in which Class C shares are redeemed will be determined as described for Class B shares above.

     The contingent deferred sales charge, if any, upon redemption of Class C shares acquired through an exchange and held less than one year will be calculated based on the original purchase date of the Class C shares exchanged.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE. The provisions for waiving the contingent deferred sales charge on Class C shares shall be those as set forth in the relevant Series' current Prospectus and SAI.

     AMOUNT OF DISTRIBUTION AND SERVICE PLAN FEES. Class C shares of a Series are subject to distribution and service fees at an annual rate of up to 1.00% of the average daily net assets of that Class.

                               CONSECO FUND GROUP
                 SIXTH AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3

                                   SCHEDULE C

     CONVERSION FEATURE - CLASS B SHARES. Class B shares will automatically convert to a number of Class A shares of equal dollar value eight years after purchase. No initial sales charge or other charge is imposed at conversion. When Class B shares convert, a pro rata amount of Class B shares that were acquired by the reinvestment of dividends and capital gains distributions will also convert to Class A shares.